Filed electronically with the Securities and Exchange Commission on November 30, 2009

                                                               File No. 33-86070
                                                               File No. 811-8606

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933                               |__|
                           Pre-Effective Amendment No                       |__|
                         Post-Effective Amendment No. 27                    |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     |__|

                                Amendment No. 29                            |X|


                             DWS TARGET DATE SERIES
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                             New York, NY 10154-0004
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-1000

                                  John Millette
                             DWS TARGET DATE SERIES
                       One Beacon Street, Boston MA 02108
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

|__|  Immediately upon filing pursuant to paragraph (b)
| X |  On December 1, 2009 pursuant to paragraph (b)
|__|  60 days after filing pursuant to paragraph (a)(1)
|__|  On ___________ pursuant to paragraph (a)(1)
|__|  75 days after filing pursuant to paragraph (a)(2)
|__|  On ___________ pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:
|__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment

This Post-Effective Amendment contains the Prospectuses and Statement of Additional Information relating to the following series of the Registrant:

o        DWS LifeCompass Retirement Fund - Classes A, B, C and S
o        DWS LifeCompass 2015 Fund - Classes A, B, C and S
o        DWS LifeCompass 2020 Fund - Classes A, B, C and S
o        DWS LifeCompass 2030 Fund - Classes A, B, C and S
o        DWS LifeCompass 2040 Fund - Classes A, C and S

This Post-Effective Amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant's other series or classes.

[GRAPHIC APPEARS HERE]



PROSPECTUS

DECEMBER 1, 2009




DWS LifeCompass Retirement Fund
CLASS/TICKER                     A   SUCAX    B   SUCBX    C   SUCCX    S   SCPCX

...............................................................................

DWS LifeCompass 2015 Fund
CLASS/TICKER               A   SPDAX    B   SPDBX    C   SPDCX    S   SPBAX

...............................................................................

DWS LifeCompass 2020 Fund
CLASS/TICKER               A   SUPAX    B   SUPBX    C   SUPCX    S   SPGRX

...............................................................................

DWS LifeCompass 2030 Fund
CLASS/TICKER               A   PLUSX    B   PLSBX    C   PLSCX    S   PPLSX

...............................................................................

DWS LifeCompass 2040 Fund
CLASS/TICKER               A   TGTAX    C   TGTCX    S   TGTSX


(Class B closed as of March 1, 2010)



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS





DWS LIFECOMPASS RETIREMENT FUND
Investment Objective...........................  1
Fees and Expenses of the Fund..................  1
Principal Investment Strategy..................  2
Main Risks.....................................  2
Past Performance...............................  3
Management.....................................  4
Purchase and Sale of Fund Shares...............  4
Tax Information................................  4
Payments to Broker-Dealers and
Other Financial Intermediaries.................  4
DWS LIFECOMPASS 2015 FUND
Investment Objective...........................  5
Fees and Expenses of the Fund..................  5
Principal Investment Strategy..................  6
Main Risks.....................................  6
Past Performance...............................  7
Management.....................................  8
Purchase and Sale of Fund Shares...............  8
Tax Information................................  8
Payments to Broker-Dealers and
Other Financial Intermediaries.................  8
DWS LIFECOMPASS 2020 FUND
Investment Objective...........................  9
Fees and Expenses of the Fund..................  9
Principal Investment Strategy.................. 10
Main Risks..................................... 10
Past Performance............................... 11
Management..................................... 12
Purchase and Sale of Fund Shares............... 12
Tax Information................................ 12
Payments to Broker-Dealers and
Other Financial Intermediaries................. 12


DWS LIFECOMPASS 2030 FUND
Investment Objective........................... 13
Fees and Expenses of the Fund.................. 13
Principal Investment Strategy.................. 14
Main Risks..................................... 14
Past Performance............................... 15
Management..................................... 16
Purchase and Sale of Fund Shares............... 16
Tax Information................................ 16
Payments to Broker-Dealers and
Other Financial Intermediaries................. 16
DWS LIFECOMPASS 2040 FUND
Investment Objective........................... 17
Fees and Expenses of the Fund.................. 17
Principal Investment Strategy.................. 18
Main Risks..................................... 18
Past Performance............................... 19
Management..................................... 20
Purchase and Sale of Fund Shares............... 20
Tax Information................................ 20
Payments to Broker-Dealers and
Other Financial Intermediaries................. 20
FUND DETAILS
Other Policies and Risks....................... 21
Who Manages and Oversees the Funds............. 24
Management..................................... 24
INVESTING IN THE FUNDS
Choosing a Share Class......................... 25
Buying, Exchanging and Selling Shares.......... 28
How to Buy Shares.............................. 29
How to Exchange Shares......................... 29
How to Sell Shares............................. 30
Financial Intermediary Support Payments........ 30
Policies You Should Know About................. 31
Policies About Transactions.................... 31
How each Fund Calculates Share Price........... 35
Other Rights We Reserve........................ 35
Understanding Distributions and Taxes.......... 36
FINANCIAL HIGHLIGHTS........................... 38
APPENDIX....................................... 57


-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS LIFECOMPASS RETIREMENT FUND




INVESTMENT OBJECTIVE


The fund seeks current income and, as a secondary objective, long-term growth of capital.



FEES AND EXPENSES OF THE FUND



These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 25) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. 87).



SHAREHOLDER FEES (paid directly from your investment)



                                           A          B          C      S
                             ---------------  ---------  ---------  -----
Maximum sales charge
(load) on purchases, as %
of offering price                   5.75        None       None     None
---------------------------         -----       --         --       -----
Maximum contingent
deferred sales charge
(load), as % of redemption
proceeds                         None(1)          4.00       1.00   None
---------------------------      --------       ------     ------   -----


ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                     A          B          C             S
                             ---------  ---------  ---------  ------------
Management fee                   0.00       0.00       0.00        0.00
---------------------------      ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.23       1.00       0.98       None
---------------------------      ----       ----       ----       -----
Other expenses (includes
an administrative fee)           0.54       0.56       0.47        0.50
---------------------------      ----       ----       ----       -----
Acquired funds (underlying
funds) fees and expenses         0.62       0.62       0.62        0.62
---------------------------      ----       ----       ----       -----
TOTAL ANNUAL FUND OPERAT-
ING EXPENSES                     1.39       2.18       2.07        1.12
---------------------------      ----       ----       ----       -----
Less expense waiver/
reimbursement                    0.15       0.19       0.08        0.13
---------------------------      ----       ----       ----       -----
NET ANNUAL FUND OPERAT-
ING EXPENSES                     1.24       1.99       1.99        0.99
---------------------------      ----       ----       ----       -----


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load) but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


The Advisor has contractually agreed through 11/30/2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total operating expenses at 0.62%, 1.37%, 1.37% and 0.37% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.62%).



EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 694     $ 602     $ 302     $ 101
--       -----     -----     -----     -----
3          976       964       641       343
--       -----     -----     -----     -----
5        1,278     1,352     1,106       604
--       -----     -----     -----     -----
10       2,135     2,114     2,394     1,352
--       -----     -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 694     $ 202     $ 202     $ 101
--       -----     -----     -----     -----
3          976       664       641       343
--       -----     -----     -----     -----
5        1,278     1,152     1,106       604
--       -----     -----     -----     -----
10       2,135     2,114     2,394     1,352
--       -----     -----     -----     -----


                                       1
PROSPECTUS December 1, 2009                    DWS LifeCompass Retirement Fund

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.



PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 41% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund pursues its investment objective by investing in other DWS mutual funds. The fund may also invest in securities of Exchange Traded Funds (ETFs) when the economic exposure to a particular market or sector is not available through a DWS fund.



MANAGEMENT PROCESS. The fund has a target asset allocation (the fund's target allocation is approximately: 35% Equity funds; and 65% Fixed Income funds), which portfolio management uses as a reference point in setting the fund's actual asset allocation. The fund is designed for investors who are retired or expect to retire or begin withdrawing portions of their investment soon.


The fund's target asset allocation may differ from the fund's actual asset allocation. Portfolio management regularly reviews the actual asset allocation and may adjust it based on current or expected market conditions or to manage risk. In making its asset allocation decisions, portfolio management uses, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and thorough risk analysis, portfolio management then decides which funds to use as underlying funds and in which proportions.



To mitigate the risks associated with a particular fund or manager and increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.



The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others, and may also use various types of derivative instruments.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


There is no guarantee that the fund will provide adequate income at and through retirement.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.



FUND OF FUNDS RISK. Because the fund invests in underlying funds, the fund's relative performance is affected by the performance of the underlying funds. Because the fund may invest in a few underlying funds, the performance of a small number of underlying funds could affect overall performance. The fund indirectly pays a portion of the expenses of the underlying funds, which lowers performance. Allocations to underlying funds with higher expenses will cause the overall expenses of the fund to be higher.


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.



INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.



                                       2
PROSPECTUS December 1, 2009                    DWS LifeCompass Retirement Fund

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o Currency risk. Changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

o Governmental risk. Compared to the United States, foreign markets and companies are less regulated and investors may have fewer legal remedies. Foreign governments may limit how much trading profit or currency can be taken out of the country, restrict the exchange of their currencies, extend diplomatic disputes to include trade and financial relations, seize foreign investments, or impose high taxes.

o Information risk. Because foreign accounting, auditing and financial reporting practices are typically less stringent than in the United States, foreign financial reports may present an incomplete, outdated or misleading picture of a company.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income distributed to shareholders, and special US tax considerations may apply to foreign investments.


o Trading practices risk. Brokerage commissions and other fees are generally higher for foreign investments than US investments. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments.


These risks may be heightened in connection with investments in emerging markets.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.



PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



For all share classes, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



   2.84      3.09      -2.92      -5.79     13.63       7.70      4.69      9.29      4.68      -24.28
  1999      2000      2001       2002       2003       2004      2005      2006      2007      2008





Best Quarter: 7.51%, Q2 2003        Worst Quarter: -14.42%, Q4 2008
Year-to-Date as of 9/30/09: 17.35%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2008 expressed as a %)


These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Return after taxes on distributions with sales is higher than returns before taxes for the one year period due to a capital loss upon redemption. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.




                                       3
PROSPECTUS December 1, 2009                    DWS LifeCompass Retirement Fund

                                                       1           5          10
                            CLASS INCEPTION         YEAR       YEARS       YEARS
                          -----------------  -----------  ----------  ----------
CLASS A before tax               12/29/00        -28.88       -1.89       -0.11
-------------------------        --------       -------      ------      ------
CLASS B before tax               12/29/00        -27.24       -1.64       -0.25
-------------------------        --------       -------      ------      ------
CLASS C before tax               12/29/00        -25.06       -1.43       -0.24
-------------------------        --------       -------      ------      ------
CLASS S before tax               11/15/96        -24.28       -0.47       0.74
-------------------------        --------       -------      ------      ------
  After tax on
  distributions                                  -25.51       -1.67       -0.70
  After tax on distribu-
  tions, with sale                               -15.53       -0.92       -0.13
------------------------- --------              -------      ------      ------
RUSSELL 1000 INDEX                               -37.60       -2.04       -1.09
------------------------- --------              -------      ------      ------
RUSSELL 2000 INDEX                               -33.79       -0.93       3.02
------------------------- --------              -------      ------      ------
BARCLAYS CAPITAL INTER-
MEDIATE U.S. AGGREGATE
BOND INDEX                                        4.86        4.43        5.54
------------------------- --------              -------      ------      ------
CREDIT SUISSE HIGH YIELD
INDEX                                            -26.17       -0.59       2.87
------------------------- --------              -------      ------      ------
BOFA MERRILL LYNCH
3-MONTH US TREASURY
BILL INDEX                                        2.06        3.25        3.45
------------------------- --------              -------      ------      ------
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI)
EUROPE, AUSTRALASIA AND
THE FAR EAST (EAFE)
INDEX                                            -43.38       1.66        0.80
------------------------- --------              -------      ------      ------



RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


BARCLAYS CAPITAL INTERMEDIATE U.S. AGGREGATE INDEX is an unmanaged index that covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage securities, asset-backed securities and commercial mortgage-backed securities.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX (name changed from Merrill Lynch 3-Month U.S. Treasury Bill Index effective September 25, 2009) is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.

MSCI EAFE( (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)


ROBERT WANG. Managing Director of Deutsche Asset Management. Portfolio Manager of the fund since 2002.


INNA OKOUNKOVA. Director of Deutsche Asset Management. Portfolio Manager of the fund since 2002.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                            AUTOMATIC
                        IRAS (AND UGMAS/   INVESTMENT
           NON-IRA    UTMAS FOR CLASS S)        PLANS
         ---------  --------------------  -----------
A B C     1,000               500              500
-------   -----               ---              ---
S         2,500             1,000            1,000
-------   -----             -----            -----


For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.




TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Class S shares are generally available only to existing Class S shareholders.




TAX INFORMATION



The fund's distributions (dividend distributions are expected to be paid quarterly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.




PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
PROSPECTUS December 1, 2009                    DWS LifeCompass Retirement Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS LIFECOMPASS 2015 FUND




INVESTMENT OBJECTIVE


The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.



FEES AND EXPENSES OF THE FUND



These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 25) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. 87).



SHAREHOLDER FEES (paid directly from your investment)


                                           A          B          C      S
                             ---------------  ---------  ---------  -----
Maximum sales charge
(load) on purchases, as %
of offering price                   5.75        None       None     None
---------------------------         -----       --         --       -----
Maximum contingent
deferred sales charge
(load), as % of redemption
proceeds                         None(1)          4.00       1.00   None
---------------------------      --------       ------     ------   -----

ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                     A          B          C             S
                             ---------  ---------  ---------  ------------
Management fee                   0.00       0.00       0.00        0.00
---------------------------      ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.24       1.00       1.00       None
---------------------------      ----       ----       ----       -----
Other expenses (includes
an administrative fee)           0.45       0.48       0.41        0.46
---------------------------      ----       ----       ----       -----
Acquired funds (underlying
funds) fees and expenses         0.61       0.61       0.61        0.61
---------------------------      ----       ----       ----       -----
TOTAL ANNUAL FUND OPERAT-
ING EXPENSES                     1.30       2.09       2.02        1.07
---------------------------      ----       ----       ----       -----
Less expense waiver/
reimbursement                    0.11       0.15       0.08        0.13
---------------------------      ----       ----       ----       -----
NET ANNUAL FUND OPERAT-
ING EXPENSES                     1.19       1.94       1.94        0.94
---------------------------      ----       ----       ----       -----


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load) but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


The Advisor has contractually agreed through 11/30/2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total operating expenses at 0.58%, 1.33%, 1.33% and 0.33% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.61%).



EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 689     $ 597     $ 297     $  96
--       -----     -----     -----     -----
3          953       940       626       327
--       -----     -----     -----     -----
5        1,237     1,310     1,081       578
--       -----     -----     -----     -----
10       2,044     2,021     2,342     1,294
--       -----     -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 689     $ 197     $ 197     $  96
--       -----     -----     -----     -----
3          953       640       626       327
--       -----     -----     -----     -----
5        1,237     1,110     1,081       578
--       -----     -----     -----     -----
10       2,044     2,021     2,342     1,294
--       -----     -----     -----     -----


                                       5
PROSPECTUS December 1, 2009                          DWS LifeCompass 2015 Fund

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.



PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. The fund pursues its investment objective by investing in other DWS mutual funds. The fund may also invest in securities of Exchange Traded Funds (ETFs) when the economic exposure to a particular market or sector is not available through a DWS fund. The fund is designed for investors who anticipate retiring around 2015.


MANAGEMENT PROCESS. The fund has a target asset allocation (the fund's current target allocation is approximately: 60% Equity funds; and 40% Fixed Income funds), which portfolio management uses as a reference point in setting the fund's actual asset allocation. The target asset allocation changes over time to become more conservative as the fund approaches its target date year (which is known as the fund's "glide path") and will approach that of the DWS LifeCompass Retirement Fund (Retirement Fund) over time and, upon reaching the stated target year, will be similar to that of the Retirement Fund, at which point the fund may be combined with the Retirement Fund or another DWS fund offered at the time.



The fund's target asset allocation may differ from the fund's actual asset allocation. Portfolio management regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, portfolio management uses, in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, portfolio management then decides which funds to use as underlying funds and in which proportions.


To mitigate the risks associated with a particular fund or manager and increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.



The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others, and may also use various types of derivative instruments.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


You may experience losses, including losses near, at, or after the target date year. There is no guarantee that the fund will provide adequate income at and through your retirement.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.



FUND OF FUNDS RISK. Because the fund invests in underlying funds, the fund's relative performance is affected by the performance of the underlying funds. Because the fund may invest in a few underlying funds, the performance of a small number of underlying funds could affect overall performance. The fund indirectly pays a portion of the expenses of the underlying funds, which lowers performance. Allocations to underlying funds with higher expenses will cause the overall expenses of the fund to be higher.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.



INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or



                                       6
PROSPECTUS December 1, 2009                          DWS LifeCompass 2015 Fund
junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o Currency risk. Changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

o Governmental risk. Compared to the United States, foreign markets and companies are less regulated and investors may have fewer legal remedies. Foreign governments may limit how much trading profit or currency can be taken out of the country, restrict the exchange of their currencies, extend diplomatic disputes to include trade and financial relations, seize foreign investments, or impose high taxes.

o Information risk. Because foreign accounting, auditing and financial reporting practices are typically less stringent than in the United States, foreign financial reports may present an incomplete, outdated or misleading picture of a company.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income distributed to shareholders, and special US tax considerations may apply to foreign investments.


o Trading practices risk. Brokerage commissions and other fees are generally higher for foreign investments than US investments. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments.


These risks may be heightened in connection with investments in emerging markets.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.



PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



For all share classes, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  16.66       -2.64      -9.14      -11.97     19.06      9.07      5.28      11.50      4.39      -30.30
  1999        2000       2001      2002        2003       2004      2005      2006        2007     2008





Best Quarter: 12.53%, Q4 1999       Worst Quarter: -17.59%, Q4 2008
Year-to-Date as of 9/30/09: 19.60%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2008 expressed as a %)


These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Return after taxes on distributions with sales is higher than returns before taxes for the one year period due to a capital loss upon redemption. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.




                                       7
PROSPECTUS December 1, 2009                          DWS LifeCompass 2015 Fund

                                                       1           5          10
                            CLASS INCEPTION         YEAR       YEARS       YEARS
                          -----------------  -----------  ----------  ----------
CLASS A before tax               12/29/00        -34.50       -2.81       -0.75
-------------------------        --------       -------      ------      ------
CLASS B before tax               12/29/00        -32.93       -2.53       -0.89
-------------------------        --------       -------      ------      ------
CLASS C before tax               12/29/00        -31.02       -2.36       -0.89
-------------------------        --------       -------      ------      ------
CLASS S before tax               11/15/96        -30.30       -1.41       0.07
-------------------------        --------       -------      ------      ------
  After tax on
  distributions                                  -31.52       -2.46       -1.26
  After tax on distribu-
  tions, with sale                               -19.31       -1.56       -0.45
------------------------- --------              -------      ------      ------
RUSSELL 1000 INDEX                               -37.60       -2.04       -1.09
------------------------- --------              -------      ------      ------
BARCLAYS CAPITAL U.S.
AGGREGATE BOND INDEX                              5.24        4.65        5.63
------------------------- --------              -------      ------      ------
RUSSELL 2000 INDEX                               -33.79       -0.93       3.02
------------------------- --------              -------      ------      ------
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI)
EUROPE, AUSTRALASIA AND
THE FAR EAST (EAFE)
INDEX                                            -43.38       1.66        0.80
------------------------- --------              -------      ------      ------
CREDIT SUISSE HIGH YIELD
INDEX                                            -26.17       -0.59       2.87
------------------------- --------              -------      ------      ------
BOFA MERRILL LYNCH
3-MONTH US TREASURY
BILL INDEX                                        2.06        3.25        3.45
------------------------- --------              -------      ------      ------



RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE((Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX (name changed from Merrill Lynch 3-Month U.S. Treasury Bill Index effective September 25, 2009) is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)


ROBERT WANG. Managing Director of Deutsche Asset Management. Portfolio Manager of the fund since 2002.


INNA OKOUNKOVA. Director of Deutsche Asset Management. Portfolio Manager of the fund since 2002.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                            AUTOMATIC
                        IRAS (AND UGMAS/   INVESTMENT
           NON-IRA    UTMAS FOR CLASS S)        PLANS
         ---------  --------------------  -----------
A B C     1,000               500              500
-------   -----               ---              ---
S         2,500             1,000            1,000
-------   -----             -----            -----


For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.




TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Class S shares are generally available only to existing Class S shareholders.




TAX INFORMATION



The fund's distributions (dividend distributions are expected to be paid quarterly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.




PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       8
PROSPECTUS December 1, 2009                          DWS LifeCompass 2015 Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS LIFECOMPASS 2020 FUND




INVESTMENT OBJECTIVE


The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.



FEES AND EXPENSES OF THE FUND



These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 25) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. 87).



SHAREHOLDER FEES (paid directly from your investment)



                                           A          B          C      S
                             ---------------  ---------  ---------  -----
Maximum sales charge
(load) on purchases, as %
of offering price                   5.75        None       None     None
---------------------------         -----       --         --       -----
Maximum contingent
deferred sales charge
(load), as % of redemption
proceeds                         None(1)          4.00       1.00   None
---------------------------      --------       ------     ------   -----


ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                     A          B          C             S
                             ---------  ---------  ---------  ------------
Management fee                   0.00       0.00       0.00        0.00
---------------------------      ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.24       1.00       1.00       None
---------------------------      ----       ----       ----       -----
Other expenses (includes
an administrative fee)           0.47       0.47       0.44        0.51
---------------------------      ----       ----       ----       -----
Acquired funds (underlying
funds) fees and expenses         0.62       0.62       0.62        0.62
---------------------------      ----       ----       ----       -----
TOTAL ANNUAL FUND OPERAT-
ING EXPENSES                     1.33       2.09       2.06        1.13
---------------------------      ----       ----       ----       -----
Less expense waiver/
reimbursement                    0.12       0.13       0.10        0.17
---------------------------      ----       ----       ----       -----
NET ANNUAL FUND OPERAT-
ING EXPENSES                     1.21       1.96       1.96        0.96
---------------------------      ----       ----       ----       -----


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load) but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


The Advisor has contractually agreed through 11/30/2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total operating at 0.59%, 1.34%, 1.34% and 0.34% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extratyordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.62%).



EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of caped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 691     $ 599     $ 299     $  98
--       -----     -----     -----     -----
3          961       942       636       342
--       -----     -----     -----     -----
5        1,251     1,312     1,099       606
--       -----     -----     -----     -----
10       2,075     2,038     2,382     1,359
--       -----     -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 691     $ 199     $ 199     $  98
--       -----     -----     -----     -----
3          961       642       636       342
--       -----     -----     -----     -----
5        1,251     1,112     1,099       606
--       -----     -----     -----     -----
10       2,075     2,038     2,382     1,359
--       -----     -----     -----     -----


                                       9
PROSPECTUS December 1, 2009                          DWS LifeCompass 2020 Fund

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.



PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 32% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. The fund pursues its investment objective by investing in other DWS mutual funds. The fund may also invest in securities of Exchange Traded Funds (ETFs) when the economic exposure to a particular market or sector is not available through a DWS fund. The fund is designed for investors who anticipate retiring around 2020.


MANAGEMENT PROCESS. The fund has a target asset allocation (the fund's current target allocation is approximately: 70% Equity funds; and 30% Fixed Income funds), which portfolio management use as a reference point in setting the fund's actual asset allocation. The target asset allocation changes over time to become more conservative as the fund approaches its target date year (which is known as the fund's "glide path") and will approach that of the DWS LifeCompass Retirement Fund (Retirement Fund) over time and, upon reaching the stated target year, will be similar to that of the Retirement Fund, at which point the fund may be combined with the Retirement Fund or another DWS fund offered at the time.



The fund's target asset allocation may differ from the fund's actual asset allocation. Portfolio management regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, portfolio management uses, in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, portfolio management then decides which funds to use as underlying funds and in which proportions.


To mitigate the risks associated with a particular fund or manager and increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.



The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others, and may also use various types of derivative instruments.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


You may experience losses, including losses near, at, or after the target date year. There is no guarantee that the fund will provide adequate income at and through your retirement.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.



FUND OF FUNDS RISK. Because the fund invests in underlying funds, the fund's relative performance is affected by the performance of the underlying funds. Because the fund may invest in a few underlying funds, the performance of a small number of underlying funds could affect overall performance. The fund indirectly pays a portion of the expenses of the underlying funds, which lowers performance. Allocations to underlying funds with higher expenses will cause the overall expenses of the fund to be higher.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.



INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or



                                       10
PROSPECTUS December 1, 2009                          DWS LifeCompass 2020 Fund
junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o Currency risk. Changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

o Governmental risk. Compared to the United States, foreign markets and companies are less regulated and investors may have fewer legal remedies. Foreign governments may limit how much trading profit or currency can be taken out of the country, restrict the exchange of their currencies, extend diplomatic disputes to include trade and financial relations, seize foreign investments, or impose high taxes.

o Information risk. Because foreign accounting, auditing and financial reporting practices are typically less stringent than in the United States, foreign financial reports may present an incomplete, outdated or misleading picture of a company.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income distributed to shareholders, and special US tax considerations may apply to foreign investments.


o Trading practices risk. Brokerage commissions and other fees are generally higher for foreign investments than US investments. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments.


These risks may be heightened in connection with investments in emerging markets.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.



PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



For all share classes, performance prior to class inception is Class S performance, adjusted to reflect the higher expenses of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  35.24       -6.29      -13.39      -18.80     25.64      10.33      6.10      13.50      4.68       -32.68
  1999        2000       2001       2002        2003       2004       2005      2006        2007     2008





Best Quarter: 21.81%, Q4 1999       Worst Quarter: -18.89%, Q4 2008
Year-to-Date as of 9/30/09: 20.70%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2008 expressed as a %)


These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Return after taxes on distributions with sales is higher than returns before taxes for the one year period due to a capital loss upon redemption. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.




                                       11
PROSPECTUS December 1, 2009                          DWS LifeCompass 2020 Fund

                                                       1           5          10
                            CLASS INCEPTION         YEAR       YEARS       YEARS
                          -----------------  -----------  ----------  ----------
CLASS A before tax               12/29/00        -36.71       -2.70       -0.35
-------------------------        --------       -------      ------      ------
CLASS B before tax               12/29/00        -35.32       -2.47       -0.51
-------------------------        --------       -------      ------      ------
CLASS C before tax               12/29/00        -33.32       -2.26       -0.49
-------------------------        --------       -------      ------      ------
CLASS S before tax               11/15/96        -32.68       -1.31       0.48
-------------------------        --------       -------      ------      ------
  After tax on
  distributions                                  -33.46       -2.09       -0.54
  After tax on distribu-
  tions, with sale                               -20.88       -1.33       0.13
------------------------- --------              -------      ------      ------
RUSSELL 1000 INDEX                               -37.60       -2.04       -1.09
------------------------- --------              -------      ------      ------
BARCLAYS CAPITAL U.S.
AGGREGATE BOND INDEX                              5.24        4.65        5.63
------------------------- --------              -------      ------      ------
RUSSELL 2000 INDEX                               -33.79       -0.93       3.02
------------------------- --------              -------      ------      ------
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI)
EUROPE, AUSTRALASIA AND
THE FAR EAST (EAFE)
INDEX                                            -43.38       1.66        0.80
------------------------- --------              -------      ------      ------
CREDIT SUISSE HIGH YIELD
INDEX                                            -26.17       -0.59       2.87
------------------------- --------              -------      ------      ------
BOFA MERRILL LYNCH
3-MONTH US TREASURY
BILL INDEX                                        2.06        3.25        3.45
------------------------- --------              -------      ------      ------



RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE( (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX (name changed from Merrill Lynch 3-Month U.S. Treasury Bill Index effective September 25, 2009) is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)


ROBERT WANG. Managing Director of Deutsche Asset Management. Portfolio Manager of the fund since 2002.


INNA OKOUNKOVA. Director of Deutsche Asset Management. Portfolio Manager of the fund since 2002.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                            AUTOMATIC
                        IRAS (AND UGMAS/   INVESTMENT
           NON-IRA    UTMAS FOR CLASS S)        PLANS
         ---------  --------------------  -----------
A B C     1,000               500              500
-------   -----               ---              ---
S         2,500             1,000            1,000
-------   -----             -----            -----


For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.




TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Class S shares are generally available only to existing Class S shareholders.




TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       12
PROSPECTUS December 1, 2009                          DWS LifeCompass 2020 Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS LIFECOMPASS 2030 FUND




INVESTMENT OBJECTIVE


The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.



FEES AND EXPENSES OF THE FUND



These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 25) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. 87).



SHAREHOLDER FEES (paid directly from your investment)



                                           A          B          C      S
                             ---------------  ---------  ---------  -----
Maximum sales charge
(load) on purchases, as %
of offering price                   5.75        None       None     None
---------------------------         -----       --         --       -----
Maximum contingent
deferred sales charge
(load), as % of redemption
proceeds                         None(1)          4.00       1.00   None
---------------------------      --------       ------     ------   -----


ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                     A          B          C             S
                             ---------  ---------  ---------  ------------
Management fee                   0.00       0.00       0.00        0.00
---------------------------      ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.23       1.00       1.00       None
---------------------------      ----       ----       ----       -----
Other expenses (includes
an administrative fee)           0.94       1.07       0.96        0.97
---------------------------      ----       ----       ----       -----
Acquired funds (underlying
funds) fees and expenses         0.65       0.65       0.65        0.65
---------------------------      ----       ----       ----       -----
TOTAL ANNUAL FUND OPERAT-
ING EXPENSES                     1.82       2.72       2.61        1.62
---------------------------      ----       ----       ----       -----
Less expense waiver/
reimbursement                    0.59       0.74       0.63        0.64
---------------------------      ----       ----       ----       -----
NET ANNUAL FUND OPERAT-
ING EXPENSES                     1.23       1.98       1.98        0.98
---------------------------      ----       ----       ----       -----


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load) but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


The Advisor has contractually agreed through 11/30/2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total operating expenses at 0.58%, 1.33%, 1.33% and 0.33% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.65%).



EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 693     $ 601     $ 301     $ 100
--       -----     -----     -----     -----
3        1,061     1,074       752       448
--       -----     -----     -----     -----
5        1,452     1,574     1,329       821
--       -----     -----     -----     -----
10       2,544     2,579     2,898     1,868
--       -----     -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C         S
-------  --------  --------  --------  --------
1        $ 693     $ 201     $ 201     $ 100
--       -----     -----     -----     -----
3        1,061       774       752       448
--       -----     -----     -----     -----
5        1,452     1,374     1,329       821
--       -----     -----     -----     -----
10       2,544     2,579     2,898     1,868
--       -----     -----     -----     -----


                                       13
PROSPECTUS December 1, 2009                          DWS LifeCompass 2030 Fund

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.



PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 40% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. The fund pursues its investment objective by investing in other DWS mutual funds. The fund may also invest in securities of Exchange Traded Funds (ETFs) when the economic exposure to a particular market or sector is not available through a DWS fund. The fund is designed for investors who anticipate retiring around 2030.


MANAGEMENT PROCESS. The fund has a target asset allocation (the fund's current target allocation is approximately: 90% Equity funds; and 10% Fixed Income funds), which portfolio management use as a reference point in setting the fund's actual asset allocation. The target asset allocation changes over time to become more conservative as the fund approaches its target date year (which is known as the fund's "glide path") and will approach that of the DWS LifeCompass Retirement Fund (Retirement Fund) over time and, upon reaching the stated target year, will be similar to that of the Retirement Fund, at which point the fund may be combined with the Retirement Fund or another DWS fund offered at the time.



The fund's target asset allocation may differ from the fund's actual asset allocation. Portfolio management regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making its asset allocation decisions, portfolio management uses, in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and risk analysis, portfolio management then decides which funds to use as underlying funds and in which proportions.


To mitigate the risks associated with a particular fund or manager and increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.



The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others, and may also use various types of derivative instruments.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


You may experience losses, including losses near, at, or after the target date year. There is no guarantee that the fund will provide adequate income at and through your retirement.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.



FUND OF FUNDS RISK. Because the fund invests in underlying funds, the fund's relative performance is affected by the performance of the underlying funds. Because the fund may invest in a few underlying funds, the performance of a small number of underlying funds could affect overall performance. The fund indirectly pays a portion of the expenses of the underlying funds, which lowers performance. Allocations to underlying funds with higher expenses will cause the overall expenses of the fund to be higher.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.



INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or



                                       14
PROSPECTUS December 1, 2009                          DWS LifeCompass 2030 Fund
junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o Currency risk. Changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

o Governmental risk. Compared to the United States, foreign markets and companies are less regulated and investors may have fewer legal remedies. Foreign governments may limit how much trading profit or currency can be taken out of the country, restrict the exchange of their currencies, extend diplomatic disputes to include trade and financial relations, seize foreign investments, or impose high taxes.

o Information risk. Because foreign accounting, auditing and financial reporting practices are typically less stringent than in the United States, foreign financial reports may present an incomplete, outdated or misleading picture of a company.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income distributed to shareholders, and special US tax considerations may apply to foreign investments.


o Trading practices risk. Brokerage commissions and other fees are generally higher for foreign investments than US investments. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments.


These risks may be heightened in connection with investments in emerging markets.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.



PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  6.68      15.94      3.99      -37.06
  2005      2006        2007     2008





Best Quarter: 7.25%, Q4 2006        Worst Quarter: -21.09%, Q4 2008
Year-to-Date as of 9/30/09: 23.27%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2008 expressed as a %)


These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Return after taxes on distributions with sales for each period is higher than returns before taxes for each period due to a capital loss upon redemption. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.




                                       15
PROSPECTUS December 1, 2009                          DWS LifeCompass 2030 Fund

                                 CLASS            1       SINCE
                             INCEPTION         YEAR   INCEPTION
                           -----------  -----------  ----------
CLASS A before tax           11/1/04        -40.68       -5.01
-------------------------    -------       -------      ------
  After tax on
  distributions                             -41.50       -6.21
  After tax on distribu-
  tions, with sale                          -25.51       -4.29
-------------------------  -------         -------      ------
CLASS B before tax           11/1/04        -39.18       -4.72
-------------------------    -------       -------      ------
CLASS C before tax           11/1/04        -37.45       -4.35
-------------------------    -------       -------      ------
CLASS S before tax           11/1/04        -36.90       -3.40
-------------------------    -------       -------      ------
RUSSELL 1000 INDEX                          -37.60       -3.15
-------------------------  -------         -------      ------
BARCLAYS CAPITAL U.S.
AGGREGATE BOND INDEX                         5.24        4.56
-------------------------  -------         -------      ------
RUSSELL 2000 INDEX                          -33.79       -2.43
-------------------------  -------         -------      ------
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI)
EUROPE, AUSTRALASIA AND
THE FAR EAST (EAFE)
INDEX                                       -43.38       0.17
-------------------------  -------         -------      ------
CREDIT SUISSE HIGH YIELD
INDEX                                       -26.17       -2.71
-------------------------  -------         -------      ------
BOFA MERRILL LYNCH
3-MONTH US TREASURY
BILL INDEX                                   2.06        3.67
-------------------------  -------         -------      ------



RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE( (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


CREDIT SUISSE HIGH YIELD INDEX is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.


BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX (name changed from Merrill Lynch 3-Month U.S. Treasury Bill Index effective September 25, 2009) is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)


ROBERT WANG. Managing Director of Deutsche Asset Management. Portfolio Manager of the fund since 2004.


INNA OKOUNKOVA. Director of Deutsche Asset Management. Portfolio Manager of the fund since 2004.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                            AUTOMATIC
                        IRAS (AND UGMAS/   INVESTMENT
           NON-IRA    UTMAS FOR CLASS S)        PLANS
         ---------  --------------------  -----------
A B C     1,000               500              500
-------   -----               ---              ---
S         2,500             1,000            1,000
-------   -----             -----            -----


For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.




TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Class S shares are generally available only to existing Class S shareholders.




TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       16
PROSPECTUS December 1, 2009                          DWS LifeCompass 2030 Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS LIFECOMPASS 2040 FUND




INVESTMENT OBJECTIVE


The fund seeks to achieve as high total return as is consistent with its asset allocation until the target year.



FEES AND EXPENSES OF THE FUND



These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 25) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. 87).



SHAREHOLDER FEES (paid directly from your investment)



                                              A          C      S
                             ------------------  ---------  -----
Maximum sales charge
(load) on purchases, as %
of offering price                     5.75         None     None
---------------------------           ------       --       -----
Maximum contingent
deferred sales charge
(load), as % of redemption
proceeds                          None(1)            1.00   None
---------------------------       ----------       ------   -----


ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



                                     A          C               S
                             ---------  ---------  --------------
Management fee                   0.00       0.00         0.00
---------------------------      ----       ----         ----
Distribution/service
(12b-1) fees                     0.22       1.00        None
---------------------------      ----       ----        -----
Other expenses (includes
an administrative fee)           2.68       2.86         2.70
---------------------------      ----       ----        -----
Acquired funds (underlying
funds) fees and expenses         0.66       0.66         0.66
---------------------------      ----       ----        -----
TOTAL ANNUAL FUND OPERAT-
ING EXPENSES                     3.56       4.52         3.36
---------------------------      ----       ----        -----
Less expense waiver/
reimbursement                    2.35       2.56         2.40
---------------------------      ----       ----        -----
NET ANNUAL FUND OPERAT-
ING EXPENSES                     1.21       1.96         0.96
---------------------------      ----       ----        -----


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load) but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


The Advisor has contractually agreed through 11/30/2010 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total operating expenses at 0.55%, 1.30% and 0.30% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.66%).



EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         C         S
-------  --------  --------  --------
1        $ 691     $ 299     $  98
--       -----     -----     -----
3        1,398     1,135       809
--       -----     -----     -----
5        2,125     2,080     1,543
--       -----     -----     -----
10       4,036     4,482     3,486
--       -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         C         S
-------  --------  --------  --------
1        $ 691     $ 199     $  98
--       -----     -----     -----
3        1,398     1,135       809
--       -----     -----     -----
5        2,125     2,080     1,543
--       -----     -----     -----
10       4,036     4,482     3,486
--       -----     -----     -----


                                       17
PROSPECTUS December 1, 2009                          DWS LifeCompass 2040 Fund

PORTFOLIO TURNOVER

The fund (or an underlying fund) pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.




PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. The fund pursues its investment objective by investing in other DWS mutual funds. The fund may also invest in securities of Exchange Traded Funds (ETFs) when the economic exposure to a particular market or sector is not available through a DWS fund. The fund is designed for investors who anticipate retiring around 2040.


MANAGEMENT PROCESS. The fund has a target asset allocation (the fund's current target allocation is approximately: 95% Equity funds; and 5% Fixed Income funds), which portfolio management use as a reference point in setting the fund's actual asset allocation. The target asset allocation changes over time to become more conservative as the fund approaches its target date year (which is known as the fund's "glide path") and will approach that of the DWS LifeCompass Retirement Fund (Retirement Fund) over time and, upon reaching the stated target year, will be similar to that of the Retirement Fund, at which point the fund may be combined with the Retirement Fund or another DWS fund offered at the time.



The fund's target asset allocation may differ from the fund's actual asset allocation. Portfolio management regularly reviews the actual asset allocation and may adjust it based on the target investment horizon, on current or expected market conditions or to manage risk. In making their asset allocation decisions, portfolio management uses, in addition to the target investment horizon, a proprietary mix of quantitative and qualitative inputs, such as return forecasts for asset classes and investment guidelines. Based on the desired exposure to particular investments and thorough risk analysis, portfolio management then decides which funds to use as underlying funds and in which proportions.


To mitigate the risks associated with a particular fund or manager and increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.



The underlying funds use a broad array of investment styles. The underlying funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others, and may also use various types of derivative instruments.




MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


You may experience losses, including losses near, at, or after the target date year. There is no guarantee that the fund will provide adequate income at and through your retirement.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.



FUND OF FUNDS RISK. Because the fund invests in underlying funds, the fund's relative performance is affected by the performance of the underlying funds. Because the fund may invest in a few underlying funds, the performance of a small number of underlying funds could affect overall performance. The fund indirectly pays a portion of the expenses of the underlying funds, which lowers performance. Allocations to underlying funds with higher expenses will cause the overall expenses of the fund to be higher.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.



INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or



                                       18
PROSPECTUS December 1, 2009                          DWS LifeCompass 2040 Fund
junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

o Currency risk. Changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

o Governmental risk. Compared to the United States, foreign markets and companies are less regulated and investors may have fewer legal remedies. Foreign governments may limit how much trading profit or currency can be taken out of the country, restrict the exchange of their currencies, extend diplomatic disputes to include trade and financial relations, seize foreign investments, or impose high taxes.

o Information risk. Because foreign accounting, auditing and financial reporting practices are typically less stringent than in the United States, foreign financial reports may present an incomplete, outdated or misleading picture of a company.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income distributed to shareholders, and special US tax considerations may apply to foreign investments.


o Trading practices risk. Brokerage commissions and other fees are generally higher for foreign investments than US investments. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments.


These risks may be heightened in connection with investments in emerging markets.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's Statement of Additional Information.



PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



      -37.69
      2008





Best Quarter: -0.22%, Q2 2008       Worst Quarter: -22.60%, Q4 2008
Year-to-Date as of 9/30/09: 22.93%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2008 expressed as a %)


These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Return after taxes on distributions with sales for each period is higher than returns before taxes for each period due to a capital loss upon redemption. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                       19
PROSPECTUS December 1, 2009                          DWS LifeCompass 2040 Fund

                                 CLASS            1       SINCE
                             INCEPTION         YEAR   INCEPTION
                           -----------  -----------  ----------
CLASS A before tax          11/15/07        -41.27      -37.18
-------------------------   --------       -------     -------
  After tax on
  distributions                             -41.48      -37.92
  After tax on distribu-
  tions, with sale                          -26.54      -31.60
-------------------------  --------        -------     -------
CLASS C before tax          11/15/07        -38.14      -34.29
-------------------------   --------       -------     -------
CLASS S before tax          11/15/07        -37.47      -33.63
-------------------------   --------       -------     -------
RUSSELL 1000 INDEX                          -37.60      -35.68
-------------------------  --------        -------     -------
BARCLAYS CAPITAL U.S.
AGGREGATE BOND INDEX                         5.24        5.10
-------------------------  --------        -------     -------
RUSSELL 2000 INDEX                          -33.79      -31.69
-------------------------  --------        -------     -------



RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.


RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)


ROBERT WANG. Managing Director of Deutsche Asset Management. Portfolio Manager of the fund since 2007.


INNA OKOUNKOVA. Director of Deutsche Asset Management. Portfolio Manager of the fund since 2007.




PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                      IRAS (AND UGMAS/   INVESTMENT
         NON-IRA    UTMAS FOR CLASS S)        PLANS
       ---------  --------------------  -----------
A C     1,000               500              500
-----   -----               ---              ---
S       2,500             1,000            1,000
-----   -----             -----            -----


For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class S shares are generally available only to existing Class S shareholders.



TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES


If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       20
PROSPECTUS December 1, 2009                          DWS LifeCompass 2040 Fund

FUND DETAILS

OTHER POLICIES AND RISKS


While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:


o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.


Additional risks listed below are in alphabetical order.


Because the fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of the fund itself. Therefore, in these risk descriptions, the term "the fund" may refer to the fund itself, one or more underlying funds, or both.


BORROWING RISK. To the extent that the fund borrows money for investment purposes, it creates leverage, meaning that changes in the prices of securities it owns will have a greater effect on the share price of the fund. The fund also incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.


CONCENTRATION RISK - COMMODITIES-RELATED SECURITIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. In addition, the types of commodities-related securities in which the fund invests are more volatile than other types of common stocks. Any market price movements, regulatory or technological changes, or economic conditions affecting commodities-related securities will have a significant impact on the fund's performance. In particular, commodities-related securities may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.


The fund's investments in commodity-linked derivative instruments may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a commodity futures contract or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, as described above. Because the performance of commodity-linked derivative instruments is linked to the performance of underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets, which may be speculative. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price.


In addition to the commodity-related risks described above, the fund's investments in commodity-linked notes are also subject to risks, such as credit, stock market and interest rate transactions risks, that in general affect the values of debt securities. Therefore, at the maturity of a commodity-linked note, the fund may receive more or less principal than it originally invested. The fund might receive interest payments on the note that are more or less than the stated coupon interest payments.


CONFLICT OF INTEREST RISK. To avoid violating laws on self-dealing, the fund may not be able to invest in Senior Loans issued or marketed by an affiliate of the Advisor at the desired timing or price. The fact that the Advisor has indicated it may wish to invest in the publicly traded securities




                                       21
PROSPECTUS December 1, 2009                                       Fund Details
of a borrower may mean it does not have access to material non-public information about the borrower to which other lenders have access.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular sectors of the economy or particular industries, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those sectors or industries will have a significant impact on the fund's performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.



GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.



IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes (for example, many small company and foreign securities), for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market. No active trading market may exist for some Senior Loans and certain Senior Loans may be subject to restrictions on resale. The inability to dispose of Senior Loans in a timely fashion could result in losses to the fund. Because some Senior Loans that the fund invests in have a limited secondary market, liquidity risk is more pronounced for the fund than for funds that invest primarily in equity securities.



PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high-yielding bonds may pay off the bonds earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower-yielding bonds may pay off the bonds later than expected (extension risk), thus keeping the fund's assets tied up in lower-yielding bonds. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.




PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment




                                       22
PROSPECTUS December 1, 2009                                       Fund Details
could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

REGIONAL FOCUS RISK. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.



SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



SENIOR LOANS RISK. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.



SHORT SALE RISK. If the fund sells a stock short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


TAX STATUS RISK. If a commodity-linked instrument is not regarded as producing tax-qualified income according to IRS standards, income and capital gains earned by the fund from that instrument may be subject to federal income tax, lowering the fund's share price. When distributed, that income would generally also be taxable to shareholders.


UNDERLYING FUND RISKS. Some or all of the fund's underlying funds may be used as underlying funds by other DWS funds as well. If the actions of these other funds create large inflows or outflows of cash in an underlying fund, that underlying fund could be required to sell securities or invest cash at times, or in ways, that could hurt performance of the fund, accelerate the realization of capital gains and increase transaction costs.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated: stocks that appear undervalued may remain undervalued indefinitely, or may in fact be fairly valued.



FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.


If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.


A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.



                                       23
PROSPECTUS December 1, 2009                                       Fund Details

WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor does not receive any advisory fee for managing each fund but does receive fees as investment advisor to each underlying DWS fund.


The Advisor and its affiliates earn fees at varying rates for providing services to the underlying DWS funds. The Advisor may therefore have a conflict of interest in selecting the underlying DWS funds and in determining whether to invest in an ETF, from which it will not receive any fees. However, the Advisor is a fiduciary to each fund and is required to act in each fund's best interest.


A discussion regarding the basis for the Board's renewal of each fund's investment management agreement is contained in the most recent shareholder reports for the semi-annual period ended February 28 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services.



SUB-ADVISOR APPROVAL POLICY. (except for DWS LifeCompass 2040 Fund) The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend to the Board the hiring and replacement of sub-advisors. Pursuant to a sub-advisor policy approved by each fund's Board and shareholders (Sub-Advisor Approval Policy), the Advisor, with the approval of each fund's Board, may hire sub-advisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any sub-advisor and allocate and reallocate the fund's assets among other sub-advisors or assume the management responsibilities itself. The Sub-Advisor Approval Policy would also permit the Advisor, subject to the approval of the Board, to materially amend an existing sub-advisory agreement without shareholder approval.


Each fund and the Advisor have filed an exemptive application with the SEC and cannot implement the Sub-Advisor Approval Policy without the SEC first granting the relief requested in the application. There can be no assurance that the relief requested in the exemptive application will be granted by the SEC. The SEC also proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (1940 Act) in October 2003 to permit the appointment and termination of sub-advisors and amendments to sub-advisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal and there is no assurance that the rule will be adopted as proposed. Each fund and the Advisor will be subject to the conditions imposed by the SEC (as part of any exemptive order or rule) whenever the Advisor acts under the Sub-Advisor Approval Policy, including any shareholder notice requirements.




MANAGEMENT


ROBERT WANG. Managing Director of Deutsche Asset Management and Portfolio
Manager.

o Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

o  Global Head of Quantitative Strategies Portfolio Management: New York.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA. Director of Deutsche Asset Management. Portfolio Manager.

o Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

o  Lead Portfolio Manager for Asset Allocation Strategies: New York.

o MS, Moscow State University; MBA, University of Chicago - Graduate School of Business.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       24
PROSPECTUS December 1, 2009                                       Fund Details

INVESTING IN THE FUNDS

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A, B AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o CLASS S SHARES are only available to particular investors or through certain programs, as described below.

The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.



CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.



We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.


Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends.





 CLASSES AND FEATURES                 POINTS TO HELP YOU COMPARE
 CLASS A
 o    Sales charge of up to 5.75%     o Some investors may be able to
      charged when you buy shares       reduce or eliminate their sales
                                        charge; see "Class A shares"
 o    In most cases, no charge when
      you sell shares                 o Total annual expenses are
                                        lower than those for Class B or
 o    Up to 0.25% annual share-         Class C
      holder servicing fee
                                     o Distributions are generally
                                       higher than Class B or Class C
 CLASS B
 o    No sales charge when you buy   o The deferred sales charge rate
      shares.                          falls to zero after six years
 o    Deferred sales charge          o Shares automatically convert to
      declining                        Class A after six years, which
      from 4.00%, charged when you     means lower annual expenses
      sell shares you bought within    going forward
      the last six years             o Distributions are generally
 o    0.75% annual distribution fee    lower than Class A
      and up to 0.25% annual share-
      holder servicing fee
 CLASS C
 o    No sales charge when you buy    o The first year deferred sales
      shares                            charge rate is lower for Class C
                                        shares than Class B shares, but
 o    Deferred sales charge of          your shares never automatically
      1.00%, charged when you sell      convert to Class A, so annual
      shares you bought within the      expenses remain higher than
      last year                         Class A
 o    0.75% annual distribution fee   o Distributions are generally
      and up to 0.25% annual share-     lower than Class A
      holder servicing fee            o Maximum investment of
                                        $500,000
 CLASS S
 o    No charges when you buy or      o Limited availability, see "Eligibil-
      sell shares                       ity Requirements" under
                                        "Class S Shares"



CLASS A SHARES


Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.




                                       25
PROSPECTUS December 1, 2009                             Investing in the Funds

Class A shares have an up-front sales charge that varies with the amount you invest:



                               FRONT-END SALES       FRONT-END SALES
                                   CHARGE AS %   CHARGE AS % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)     NET INVESTMENT(2)
--------------------  ------------------------  --------------------
Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000-$499,999     2.60                      2.67
-----------------     -----                     -----
$500,000-$999,999     2.00                      2.04
-----------------     -----                     -----
$1 million or more                 see below              see below
--------------------  ------------------------  --------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (Letter of Intent)

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount)

o you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.


IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of a fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


CLASS B SHARES

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.


With Class B shares, you pay no up-front sales charge to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class



                                       26
PROSPECTUS December 1, 2009                             Investing in the Funds

A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:



YEAR AFTER YOU BOUGHT SHARES          CDSC ON SHARES YOU SELL
-----------------------------  ------------------------------
First year                     4.00%
------------------------------ -----
Second or third year           3.00
------------------------------ -----
Fourth or fifth year           2.00
------------------------------ -----
Sixth year                     1.00
------------------------------ -----
Seventh year and later         None (automatic conversion to
------------------------------                       Class A)
                               ------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of a fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.



Effective March 1, 2010 (the "Effective Date"), Class B shares of each fund will be closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions in Class B shares of another fund). From and after the Effective Date, except as noted above, no new purchases of Class B shares will be allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan. The Effective Date is subject to change.


The closing of the Class B shares will not affect: (a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in the prospectus, subject to any applicable contingent deferred sales charge ("CDSC"); or (b) the automatic conversion of Class B shares to Class A shares six years after purchase. Class B shares held as of the Effective Date will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.


From and after the Effective Date, purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 will be automatically continued with Class A shares. Such shareholders will then be permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and, (ii) provided they are identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-DWS AIP"). Shareholders with a non-DWS AIP should contact DWS Investments at (800) 621-1048 prior to the Effective Date to ensure that their account is identified as an AIP. For any AIP established after December 1, 2009, this privilege to purchase Class A shares without a sales charge will not apply and orders for Class B shares from such an AIP received on or after the Effective Date will not be accepted. For this reason, shareholders will not be permitted to establish DWS AIPs for Class B shares after December 1, 2009 and shareholders should not establish non-DWS AIPs for Class B shares after that date.


Additionally, from and after the Effective Date, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that are currently purchasing Class B shares instead will purchase Class A shares at net asset value, without a sales charge.



CLASS C SHARES

Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.


With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.


Class C shares have a CDSC, but only on shares you sell within one year of buying them:



YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                                        1.00%
------------------------------                    ----
Second year and later                             None
------------------------------                    ----

                                       27
PROSPECTUS December 1, 2009                             Investing in the Funds

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


CLASS S SHARES

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.



ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), each fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004.


o Existing shareholders of Class S shares of any DWS fund as of December 31, 2004, and household members residing at the same address.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

o Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS fund.

o Any participant who has owned Class S shares of any DWS fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS fund.

o Any participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS fund at any time, including after December 31, 2004.


o Officers, fund Board Members, and full-time employees and their family members, of the Advisor and its affiliates.

o Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

o Shareholders of Class S of DWS Emerging Markets Equity fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

The following additional investors may purchase Class S shares of DWS funds.

o Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.



BUYING, EXCHANGING AND SELLING SHARES


The following information applies to Class A, B, C and S shares.


TO CONTACT DWS INVESTMENTS


BY PHONE


CLASS    NUMBER
-------  ---------------
A B C    (800) 621-1048
-------  ---------------
S        (800) 728-3337
-------  ---------------

                                       28
PROSPECTUS December 1, 2009                             Investing in the Funds

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64121-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY SHARES


Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                            AUTOMATIC
                        IRAS (AND UGMAS/   INVESTMENT
           NON-IRA    UTMAS FOR CLASS S)        PLANS
         ---------  --------------------  -----------
A B C     1,000               500              500
-------   -----               ---              ---
S         2,500             1,000            1,000
-------   -----             -----            -----


For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.




THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL


To establish an account, simply complete the appropriate application and mail it to the address provided on the form (P.O. Box or expedited mail). With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.



Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions.


BY AUTOMATIC INVESTMENT PLAN

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. Each fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).



HOW TO EXCHANGE SHARES


REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A B C   1,000 minimum into new non-IRA accounts per
------- fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
------- fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.



                                       29
PROSPECTUS December 1, 2009                             Investing in the Funds

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.


ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.



HOW TO SELL SHARES


REQUIREMENTS AND LIMITS


        SELLING SHARES ($)
        --------------------------------------------
A B C   Check redemption:
------- Up to 100,000, more than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
S       Same as Classes A, B and C
------- --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE


Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.


OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to send these withdrawals, different transaction maximums may apply.


BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct.


ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.


BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.



Some redemptions can only be ordered in writing with a signature guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.



BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.




FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund



                                       30
PROSPECTUS December 1, 2009                             Investing in the Funds
investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/ networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .05% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.



If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.




POLICIES ABOUT TRANSACTIONS


EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



                                       31
PROSPECTUS December 1, 2009                             Investing in the Funds

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.



We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.


Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.


If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in each fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS A, B AND C. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


SUB-MINIMUM BALANCES FOR CLASS S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund,



                                       32
PROSPECTUS December 1, 2009                             Investing in the Funds
through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.


Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.



THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by contacting DWS Investments (see phone number on the back cover).



Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.



                                       33
PROSPECTUS December 1, 2009                             Investing in the Funds

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.



SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed WHICH MAY DIFFER FROM THE SCHEDULE FOR THE FUND YOU ARE EXCHANGING OUT OF. Your shares will retain their original cost and purchase date.



There are certain cases in which you may be exempt from a CDSC. These include:



o The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist



o Withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account



o  Withdrawals related to certain retirement or benefit plans



o Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans



o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission



o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly


In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.



IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. The reinstatement feature will be modified on March 1, 2010, the date the Class B shares are closed to new purchases, to no longer permit shareholders who have sold their Class B shares to repurchase Class B shares as provided above.


There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.



CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to



                                       34
PROSPECTUS December 1, 2009                             Investing in the Funds
invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."



HOW EACH FUND CALCULATES SHARE PRICE



To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


TO THE EXTENT THAT A FUND OR AN UNDERLYING FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund or an underlying fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund or an underlying fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason



                                       35
PROSPECTUS December 1, 2009                             Investing in the Funds

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less sales charge, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.


DWS LifeCompass Retirement Fund and DWS LifeCompass 2015 Fund each intend to pay dividends and distributions from net investment income to their shareholders quarterly, in March, June, September and December, and dividends and distributions of net short-term and long-term capital gains to their shareholders annually in December. DWS LifeCompass 2020 Fund, DWS LifeCompass 2030 Fund and DWS LifeCompass 2040 Fund each intend to pay dividends and distributions annually in December. If necessary, each fund may do so at other times as well.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:



GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM A FUND
 o gains from the sale of         o gains from the sale of securi-
   securi-                          ties held by a fund for one
   ties held (or treated as held)   year or less
   by a fund for more than one    o all other taxable income
   year
 o qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund        o gains from selling fund
   shares held for more than        shares held for one year or
   one year                         less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND OR AN UNDERLYING FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders of the fund generally will not be entitled to a credit or deduction with respect to foreign taxes paid by the fund or the underlying funds. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.



                                       36
PROSPECTUS December 1, 2009                             Investing in the Funds

Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.



For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.



YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.


If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.


FUND-OF-FUNDS STRUCTURE. The fund's use of a fund-of-funds structure may affect the amount, timing and type of distributions from the fund, which may increase the amount of taxes payable by shareholders.


If the fund receives dividends from an underlying fund that qualifies as a regulated investment company and the underlying fund designates such dividends as qualified dividend income, then the fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.


                                       37
PROSPECTUS December 1, 2009                             Investing in the Funds

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).



DWS LIFECOMPASS RETIREMENT FUND - CLASS A




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.49     $  12.51     $  12.16     $  11.83     $  11.17
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .36          .40          .38          .33          .28
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 1.36)      (  .98)         .57          .33          .72
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.00)      (  .58)         .95          .66         1.00
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .41)      (  .44)      (  .60)      (  .33)      (  .34)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  10.08     $  11.49     $  12.51     $  12.16     $  11.83
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c,d)                                 ( 8.29)      ( 4.76)        7.90         5.66         9.04
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      31           34           47           41           36
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(e)         .77          .69          .63          .88          .77
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(e)          .52          .56          .62          .61          .55
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        3.84         3.24         3.04         2.74         2.42
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 41           48           21           69           55
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       38
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS RETIREMENT FUND - CLASS B




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.49     $  12.52     $  12.16     $  11.83     $  11.17
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .29          .30          .29          .24          .20
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 1.36)      (  .97)         .57          .33          .71
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.07)      (  .67)         .86          .57          .91
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .34)      (  .36)      (  .50)      (  .24)      (  .25)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  10.08     $  11.49     $  12.52     $  12.16     $  11.83
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c,d)                                 ( 8.99)      ( 5.46)        7.16         4.87         8.24
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       3            6            8            8            8
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(e)        1.56         1.42         1.34         1.65         1.60
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(e)         1.27         1.31         1.34         1.36         1.30
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        3.09         2.49         2.32         1.99         1.67
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 41           48           21           69           55
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       39
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS RETIREMENT FUND - CLASS C




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.49     $  12.52     $  12.16     $  11.82     $  11.16
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .29          .31          .30          .24          .19
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 1.37)      (  .98)         .56          .34          .72
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.08)      (  .67)         .86          .58          .91
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .34)      (  .36)      (  .50)      (  .24)      (  .25)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  10.07     $  11.49     $  12.52     $  12.16     $  11.82
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c,d)                                 ( 9.06)      ( 5.43)        7.26         4.87         8.27
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       8           13           14           12            9
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(e)        1.45         1.38         1.34         1.45         1.39
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(e)         1.27         1.29         1.29         1.36         1.30
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        3.09         2.51         2.37         1.99         1.67
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 41           48           21           69           55
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       40
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS RETIREMENT FUND - CLASS S




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.49     $  12.51     $  12.16     $  11.83     $  11.17
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .38          .43          .41          .36          .32
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 1.35)      (  .98)         .57          .33          .71
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      (  .97)      (  .55)         .98          .69         1.03
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .44)      (  .47)      (  .63)      (  .36)      (  .37)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  10.08     $  11.49     $  12.51     $  12.16     $  11.83
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                   ( 8.04)      ( 4.52)        8.18         5.93         9.33
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      53           71           81           80           36
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(d)         .50          .44          .48          .65          .57
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(d)          .27          .30          .37          .35          .30
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        4.09         3.50         3.29         3.00         2.67
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 41           48           21           69           55
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(d) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Amount is less than $.005.


                                       41
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2015 FUND - CLASS A




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.12     $  12.47     $  11.98     $  11.55     $  10.63
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .26          .29          .29          .25          .21
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 1.68)      ( 1.20)         .86          .50          .95
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.42)      (  .91)        1.15          .75         1.16
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .31)      (  .44)      (  .66)      (  .32)      (  .24)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $   9.39     $  11.12     $  12.47     $  11.98     $  11.55
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c,d)                                 (12.46)      ( 7.39)        9.78         6.59        10.95
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      77           97          131          104          113
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(e)         .69          .64          .61          .80          .77
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(e)          .48          .51          .57          .61          .55
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        3.05         2.37         2.28         2.14         1.84
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 32           29           21           52           35
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       42
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2015 FUND - CLASS B




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.11     $  12.47     $  11.98     $  11.54     $  10.63
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .20          .19          .19          .16          .12
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 1.69)      ( 1.19)         .86          .51          .95
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.49)      ( 1.00)        1.05          .67         1.07
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .24)      (  .36)      (  .56)      (  .23)      (  .16)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $   9.38     $  11.11     $  12.47     $  11.98     $  11.54
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c,d)                                 (13.14)      ( 8.06)        8.94         5.78        10.17
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      10           17           24           24           23
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(e)        1.48         1.39         1.37         1.42         1.35
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(e)         1.23         1.26         1.34         1.37         1.30
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        2.30         1.62         1.51         1.38         1.09
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 32           29           21           52           35
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       43
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2015 FUND - CLASS C




YEARS ENDED AUGUST 31,                                     2009             2008
--------------------------------------------------- ----------------- ----------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    11.10        $   12.47
---------------------------------------------------    ----------        ---------
Income (loss) from investment operations:
  Net investment income(a)                                    .20              .20
---------------------------------------------------    ----------        ---------
  Net realized and unrealized gain (loss)                  ( 1.68)          ( 1.20)
---------------------------------------------------    ----------        ---------
  TOTAL FROM INVESTMENT OPERATIONS                         ( 1.48)          ( 1.00)
---------------------------------------------------    ----------        ---------
Less distributions from:
  Net investment income                                    (  .24)          (  .37)
---------------------------------------------------    ----------        ---------
Redemption fees                                                 -              .00*
---------------------------------------------------    ----------        ---------
NET ASSET VALUE, END OF PERIOD                         $     9.38        $   11.10
---------------------------------------------------    ----------        ---------
Total Return (%)(b,d)                                      (13.05)(c)       ( 8.12)(c)
---------------------------------------------------    ----------        ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         18               28
---------------------------------------------------    ----------        ---------
Ratio of expenses before expense reductions (%)(e)           1.41             1.33
---------------------------------------------------    ----------        ---------
Ratio of expenses after expense reductions (%)(e)            1.23             1.25
---------------------------------------------------    ----------        ---------
Ratio of net investment income (%)                           2.30             1.63
---------------------------------------------------    ----------        ---------
Portfolio turnover rate (%)                                    32               29
---------------------------------------------------    ----------        ---------



YEARS ENDED AUGUST 31,                                    2007             2006           2005
--------------------------------------------------- ---------------- ---------------- -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   11.97        $   11.54      $  10.62
----------------------------------------------------   ---------        ---------      --------
Income (loss) from investment operations:
  Net investment income(a)                                   .20              .16           .13
----------------------------------------------------   ---------        ---------      --------
  Net realized and unrealized gain (loss)                    .86              .50           .95
----------------------------------------------------   ---------        ---------      --------
  TOTAL FROM INVESTMENT OPERATIONS                          1.06              .66          1.08
----------------------------------------------------   ---------        ---------      --------
Less distributions from:
  Net investment income                                   (  .56)          (  .23)       (  .16)
----------------------------------------------------   ---------        ---------      --------
Redemption fees                                              .00*             .00*          .00*
----------------------------------------------------   ---------        ---------      --------
NET ASSET VALUE, END OF PERIOD                         $   12.47        $   11.97      $  11.54
----------------------------------------------------   ---------        ---------      --------
Total Return (%)(b,d)                                       8.96 (c)         5.82 (c)     10.28
----------------------------------------------------   ---------        ---------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                        37               34            27
----------------------------------------------------   ---------        ---------      --------
Ratio of expenses before expense reductions (%)(e)          1.31             1.35          1.26
----------------------------------------------------   ---------        ---------      --------
Ratio of expenses after expense reductions (%)(e)           1.30             1.34          1.26
----------------------------------------------------   ---------        ---------      --------
Ratio of net investment income (%)                          1.55             1.41          1.13
----------------------------------------------------   ---------        ---------      --------
Portfolio turnover rate (%)                                   21               52            35
----------------------------------------------------   ---------        ---------      --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005

                                       44
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2015 FUND - CLASS S




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.11     $  12.45     $  11.96     $  11.54     $  10.62
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .28          .32          .32          .28          .24
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 1.68)      ( 1.19)         .86          .49          .95
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.40)      (  .87)        1.18          .77         1.19
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .33)      (  .47)      (  .69)      (  .35)      (  .27)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $   9.38     $  11.11     $  12.45     $  11.96     $  11.54
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                   (12.25)      ( 7.10)        9.97         6.78        11.23
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      71          100          135          142          126
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(d)         .46          .41          .40          .54          .36
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(d)          .23          .26          .35          .36          .30
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        3.30         2.62         2.50         2.39         2.09
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 32           29           21           52           35
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(d) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Amount is less than $.005.


                                       45
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2020 FUND - CLASS A




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  13.66     $  15.47     $  14.29     $  13.49     $  12.14
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .27          .29          .26          .23          .19
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 2.27)      ( 1.55)        1.35          .84         1.35
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 2.00)      ( 1.26)        1.61         1.07         1.54
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .37)      (  .55)      (  .43)      (  .27)      (  .19)
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized gains                                    (  .08)           -            -            -            -
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                   (  .45)      (  .55)      (  .43)      (  .27)      (  .19)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  11.21     $  13.66     $  15.47     $  14.29     $  13.49
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c,d)                                 (14.08)      ( 8.48)       11.33         8.06        12.76
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      77           85          100           86           74
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(e)         .71          .66          .67          .76          .74
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(e)          .49          .52          .62          .61          .55
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        2.63         1.96         1.70         1.59         1.46
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 32           31           22           59           31
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       46
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2020 FUND - CLASS B




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  13.53     $  15.32     $  14.15     $  13.35     $  12.02
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .19          .18          .15          .12          .09
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 2.24)      ( 1.54)        1.33          .85         1.33
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 2.05)      ( 1.36)        1.48          .97         1.42
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .29)      (  .43)      (  .31)      (  .17)      (  .09)
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized gains                                    (  .08)           -            -            -            -
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                   (  .37)      (  .43)      (  .31)      (  .17)      (  .09)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  11.11     $  13.53     $  15.32     $  14.15     $  13.35
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c,d)                                 (14.69)      ( 9.15)       10.49         7.31        11.86
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      14           22           28           29           26
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(e)        1.47         1.42         1.40         1.46         1.46
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(e)         1.24         1.28         1.35         1.36         1.30
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        1.88         1.20          .97          .84          .71
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 32           31           22           59           31
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       47
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2020 FUND - CLASS C




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  13.54     $  15.32     $  14.15     $  13.35     $  12.02
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .19          .18          .15          .12          .09
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 2.25)      ( 1.52)        1.33          .85         1.33
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 2.06)      ( 1.34)        1.48          .97         1.42
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .29)      (  .44)      (  .31)      (  .17)      (  .09)
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized gains                                    (  .08)           -            -            -            -
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                   (  .37)      (  .44)      (  .31)      (  .17)      (  .09)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  11.11     $  13.54     $  15.32     $  14.15     $  13.35
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c,d)                                 (14.74)      ( 9.05)       10.49         7.30        11.86
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      21           30           40           36           28
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(e)        1.44         1.38         1.37         1.41         1.39
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(e)         1.24         1.27         1.32         1.36         1.30
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        1.88         1.21         1.00          .84          .71
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 32           31           22           59           31
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       48
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2020 FUND - CLASS S




YEARS ENDED AUGUST 31,                                   2009         2008         2007         2006         2005
---------------------------------------------------  -----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  13.69     $  15.50     $  14.32     $  13.52     $  12.17
---------------------------------------------------   --------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                                 .29          .32          .29          .26          .22
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)               ( 2.28)      ( 1.54)        1.36          .85         1.36
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.99)      ( 1.22)        1.65         1.11         1.58
---------------------------------------------------   --------     --------     --------     --------     --------
Less distributions from:
  Net investment income                                 (  .39)      (  .59)      (  .47)      (  .31)      (  .23)
---------------------------------------------------   --------     --------     --------     --------     --------
  Net realized gains                                    (  .08)           -            -            -            -
---------------------------------------------------   --------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                   (  .47)      (  .59)      (  .47)      (  .31)      (  .23)
---------------------------------------------------   --------     --------     --------     --------     --------
Redemption fees                                              -          .00*         .00*         .00*         .00*
---------------------------------------------------   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                        $  11.23     $  13.69     $  15.50     $  14.32     $  13.52
---------------------------------------------------   --------     --------     --------     --------     --------
Total Return (%)(b,c)                                   (13.90)      ( 8.22)       11.60         8.33        13.02
---------------------------------------------------   --------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      96          129          153          154           92
---------------------------------------------------   --------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)(d)         .51          .45          .48          .53          .48
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)(d)          .24          .28          .37          .36          .30
----------------------------------------------------  --------     --------     --------     --------     --------
Ratio of net investment income (%)                        2.88         2.20         1.95         1.84         1.71
----------------------------------------------------  --------     --------     --------     --------     --------
Portfolio turnover rate (%)                                 32           31           22           59           31
----------------------------------------------------  --------     --------     --------     --------     --------


(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

(d) The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*     Amount is less than $.005.

                                       49
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2030 FUND - CLASS A




YEARS ENDED AUGUST 31,                                   2009          2008            2007            2006           2005(A)
---------------------------------------------------  -----------  --------------  --------------  --------------  --------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.26      $  12.27        $  11.50        $  10.82        $  10.00
---------------------------------------------------   --------      --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income(b)                                 .13           .14             .10             .08             .04
---------------------------------------------------   --------      --------        --------        --------        --------
  Net realized and unrealized gain (loss)               ( 1.94)       ( 1.32)           1.39             .93             .88
---------------------------------------------------   --------      --------        --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.81)       ( 1.18)           1.49            1.01             .92
---------------------------------------------------   --------      --------        --------        --------        --------
Less distributions from:
  Net investment income                                 (  .11)       (  .38)         (  .29)         (  .23)         (  .10)
---------------------------------------------------   --------      --------        --------        --------        --------
  Net realized gains                                    (  .47)       (  .45)         (  .43)         (  .10)              -
---------------------------------------------------   --------      --------        --------        --------        --------
  TOTAL DISTRIBUTIONS                                   (  .58)       (  .83)         (  .72)         (  .33)         (  .10)
---------------------------------------------------   --------      --------        --------        --------        --------
Redemption fees                                              -           .00***          .00***          .00***          .00***
---------------------------------------------------   --------      --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD                        $   7.87      $  10.26        $  12.27        $  11.50        $  10.82
---------------------------------------------------   --------      --------        --------        --------        --------
Total Return (%)(c,d,e)                                 (16.57)       (10.40)          13.17            9.52            9.24**
---------------------------------------------------   --------      --------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------    --------
Net assets, end of period ($ millions)                      31            23              21              14               7
---------------------------------------------------   --------      --------        --------        --------        --------
Ratio of expenses before expense reductions (%)(f)        1.17           .99            1.00            1.60            3.41*
----------------------------------------------------  --------      --------        --------        --------        --------
Ratio of expenses after expense reductions (%)(f)          .45           .47             .55             .58             .55*
----------------------------------------------------  --------      --------        --------        --------        --------
Ratio of net investment income (%)                        1.83          1.27             .88             .77             .46*
----------------------------------------------------  --------      --------        --------        --------        --------
Portfolio turnover rate (%)                                 40            30              20              63              28*
----------------------------------------------------  --------      --------        --------        --------        --------


(a) For the period from November 1, 2004 (commencement of sales of Class A shares) to August 31, 2005.
(b)        Based on average shares outstanding during the period.
(c)        Total return does not reflect the effect of any sales charge.
(d)        Total return would have been lower had certain expenses not been reduced.
(e) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(f) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       50
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2030 FUND - CLASS B




YEARS ENDED AUGUST 31,                                   2009          2008            2007            2006           2005(A)
---------------------------------------------------  -----------  --------------  --------------  --------------  --------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.21      $  12.21        $  11.45        $  10.78        $  10.00
---------------------------------------------------   --------      --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income(b)                                 .08           .06             .01             .00***       (  .02)
---------------------------------------------------   --------      --------        --------        --------        --------
  Net realized and unrealized gain (loss)               ( 1.92)       ( 1.33)           1.37             .92             .89
---------------------------------------------------   --------      --------        --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.84)       ( 1.27)           1.38             .92             .87
---------------------------------------------------   --------      --------        --------        --------        --------
Less distributions from:
  Net investment income                                 (  .06)       (  .28)         (  .19)         (  .15)         (  .09)
---------------------------------------------------   --------      --------        --------        --------        --------
  Net realized gains                                    (  .47)       (  .45)         (  .43)         (  .10)              -
---------------------------------------------------   --------      --------        --------        --------        --------
  TOTAL DISTRIBUTIONS                                   (  .53)       (  .73)         (  .62)         (  .25)         (  .09)
---------------------------------------------------   --------      --------        --------        --------        --------
Redemption fees                                              -           .00***          .00***          .00***          .00***
---------------------------------------------------   --------      --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD                        $   7.84      $  10.21        $  12.21        $  11.45        $  10.78
---------------------------------------------------   --------      --------        --------        --------        --------
Total Return (%)(c,d,e)                                 (17.11)       (11.09)          12.26            8.61            8.70**
---------------------------------------------------   --------      --------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------    --------
Net assets, end of period ($ millions)                       2             3               4               3               2
---------------------------------------------------   --------      --------        --------        --------        --------
Ratio of expenses before expense reductions (%)(f)        2.07          1.80            1.81            2.38            4.22*
----------------------------------------------------  --------      --------        --------        --------        --------
Ratio of expenses after expense reductions (%)(f)         1.20          1.22            1.30            1.33            1.30*
----------------------------------------------------  --------      --------        --------        --------        --------
Ratio of net investment income (%)                        1.08           .51             .13             .02          (  .29)*
----------------------------------------------------  --------      --------        --------        --------        --------
Portfolio turnover rate (%)                                 40            30              20              63              28*
----------------------------------------------------  --------      --------        --------        --------        --------


(a) For the period from November 1, 2004 (commencement of sales of Class B shares) to August 31, 2005.
(b)        Based on average shares outstanding during the period.
(c)        Total return does not reflect the effect of any sales charge.
(d)        Total return would have been lower had certain expenses not been reduced.
(e) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(f) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       51
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2030 FUND - CLASS C




YEARS ENDED AUGUST 31,                                   2009          2008            2007            2006           2005(A)
---------------------------------------------------  -----------  --------------  --------------  --------------  --------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------           -               -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.21      $  12.21        $  11.44        $  10.77        $  10.00
---------------------------------------------------   --------      --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income(b)                                 .08           .06             .01             .00***       (  .02)
---------------------------------------------------   --------      --------        --------        --------        --------
  Net realized and unrealized gain (loss)               ( 1.93)       ( 1.33)           1.38             .92             .88
---------------------------------------------------   --------      --------        --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.85)       ( 1.27)           1.39             .92             .86
---------------------------------------------------   --------      --------        --------        --------        --------
Less distributions from:
  Net investment income                                 (  .06)       (  .28)         (  .19)         (  .15)         (  .09)
---------------------------------------------------   --------      --------        --------        --------        --------
  Net realized gains                                    (  .47)       (  .45)         (  .43)         (  .10)              -
---------------------------------------------------   --------      --------        --------        --------        --------
  TOTAL DISTRIBUTIONS                                   (  .53)       (  .73)         (  .62)         (  .25)         (  .09)
---------------------------------------------------   --------      --------        --------        --------        --------
Redemption fees                                              -           .00***          .00***          .00***          .00***
---------------------------------------------------   --------      --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD                        $   7.83      $  10.21        $  12.21        $  11.44        $  10.77
---------------------------------------------------   --------      --------        --------        --------        --------
Total Return (%)(c,d,e)                                 (17.22)       (11.09)          12.35            8.62            8.60**
---------------------------------------------------   --------      --------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------    --------        --------
Net assets, end of period ($ millions)                       6             8              11               7               4
---------------------------------------------------   --------      --------        --------        --------        --------
Ratio of expenses before expense reductions (%)(f)        1.96          1.74            1.74            2.33            4.12*
----------------------------------------------------  --------      --------        --------        --------        --------
Ratio of expenses after expense reductions (%)(f)         1.20          1.23            1.30            1.33            1.30*
----------------------------------------------------  --------      --------        --------        --------        --------
Ratio of net investment income (%)                        1.08           .51             .13             .02          (  .29)*
----------------------------------------------------  --------      --------        --------        --------        --------
Portfolio turnover rate (%)                                 40            30              20              63              28*
----------------------------------------------------  --------      --------        --------        --------        --------


(a) For the period from November 1, 2004 (commencement of sales of Class C shares) to August 31, 2005.
(b)        Based on average shares outstanding during the period.
(c)        Total return does not reflect the effect of any sales charge.
(d)        Total return would have been lower had certain expenses not been reduced.
(e) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(f) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       52
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2030 FUND - CLASS S




YEARS ENDED AUGUST 31,                                   2009          2008            2007            2006           2005(A)
---------------------------------------------------  -----------  --------------  --------------  --------------  --------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------           -               -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.27      $  12.29        $  11.51        $  10.84        $  10.00
---------------------------------------------------   --------      --------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income(b)                                 .15           .17             .13             .11             .06
---------------------------------------------------   --------      --------        --------        --------        --------
  Net realized and unrealized gain (loss)               ( 1.95)       ( 1.33)           1.40             .92             .89
---------------------------------------------------   --------      --------        --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.80)       ( 1.16)           1.53            1.03             .95
---------------------------------------------------   --------      --------        --------        --------        --------
Less distributions from:
  Net investment income                                 (  .13)       (  .41)         (  .32)         (  .26)         (  .11)
---------------------------------------------------   --------      --------        --------        --------        --------
  Net realized gains                                    (  .47)       (  .45)         (  .43)         (  .10)              -
---------------------------------------------------   --------      --------        --------        --------        --------
  TOTAL DISTRIBUTIONS                                   (  .60)       (  .86)         (  .75)         (  .36)         (  .11)
---------------------------------------------------   --------      --------        --------        --------        --------
Redemption fees                                              -           .00***          .00***          .00***          .00***
---------------------------------------------------   --------      --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD                        $   7.87      $  10.27        $  12.29        $  11.51        $  10.84
---------------------------------------------------   --------      --------        --------        --------        --------
Total Return (%)(c,d)                                   (16.43)       (10.23)          13.54            9.69            9.49**
---------------------------------------------------   --------      --------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------    --------        --------
Net assets, end of period ($ millions)                       7             6               4               3               2
---------------------------------------------------   --------      --------        --------        --------        --------
Ratio of expenses before expense reductions (%)(e)         .97           .77             .78            1.37            3.22*
----------------------------------------------------  --------      --------        --------        --------        --------
Ratio of expenses after expense reductions (%)(e)          .20           .21             .30             .33             .30*
----------------------------------------------------  --------      --------        --------        --------        --------
Ratio of net investment income (%)                        2.08          1.52            1.13            1.02             .71*
----------------------------------------------------  --------      --------        --------        --------        --------
Portfolio turnover rate (%)                                 40            30              20              63              28*
----------------------------------------------------  --------      --------        --------        --------        --------


(a) For the period from November 1, 2004 (commencement of sales of Class S shares) to August 31, 2005.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized
***   Amount is less than $.005.

                                       53
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2040 FUND - CLASS A




YEAR ENDED AUGUST 31,                                   2009         2008(A)
---------------------------------------------------  ----------  --------------
SELECTED PER SHARE DATA
---------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $   8.77     $  10.00
---------------------------------------------------   --------     --------
Income (loss) from investment operations:
  Net investment income(b)                                 .08          .06
---------------------------------------------------   --------     --------
  Net realized and unrealized gain (loss)               ( 1.74)      (  .96)
---------------------------------------------------   --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.66)      (  .90)
---------------------------------------------------   --------     --------
Less distributions from:
  Net investment income                                 (  .05)      (  .33)
---------------------------------------------------   --------     --------
  Net realized gains                                    (  .09)           -
---------------------------------------------------   --------     --------
  TOTAL DISTRIBUTIONS                                   (  .14)      (  .33)
---------------------------------------------------   --------     --------
NET ASSET VALUE, END OF PERIOD                        $   6.97     $   8.77
---------------------------------------------------   --------     --------
Total Return (%)(c,d,e)                                 (18.67)      ( 9.24)**
---------------------------------------------------   --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------    --------
Net assets, end of period ($ millions)                       9            2
---------------------------------------------------   --------     --------
Ratio of expenses before expense reductions (%)(f)        2.90         7.14*
----------------------------------------------------  --------     --------
Ratio of expenses after expense reductions (%)(f)          .49          .49*
----------------------------------------------------  --------     --------
Ratio of net investment income (%)                        1.32          .86*
----------------------------------------------------  --------     --------
Portfolio turnover rate (%)                                 30           17**
----------------------------------------------------  --------     --------


(a) For the period from November 15, 2007 (commencement of operations) to August 31, 2008.
(b)        Based on average shares outstanding during the period.
(c)        Total return does not reflect the effect of any sales charge.
(d)        Total return would have been lower had certain expenses not been reduced.
(e) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(f) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized

                                       54
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2040 FUND - CLASS C




YEAR ENDED AUGUST 31,                                   2009         2008(A)
---------------------------------------------------  ----------  --------------
SELECTED PER SHARE DATA
---------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $   8.73     $  10.00
---------------------------------------------------   --------     --------
Income (loss) from investment operations:
  Net investment income(b)                                 .04          .01
---------------------------------------------------   --------     --------
  Net realized and unrealized gain (loss)               ( 1.73)      (  .96)
---------------------------------------------------   --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.69)      (  .95)
---------------------------------------------------   --------     --------
Less distributions from:
  Net investment income                                 (  .01)      (  .32)
---------------------------------------------------   --------     --------
  Net realized gains                                    (  .09)           -
---------------------------------------------------   --------     --------
  TOTAL DISTRIBUTIONS                                   (  .10)      (  .32)
---------------------------------------------------   --------     --------
NET ASSET VALUE, END OF PERIOD                        $   6.94     $   8.73
---------------------------------------------------   --------     --------
Total Return (%)(c,d,e)                                 (19.43)      ( 9.54)**
---------------------------------------------------   --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------    --------
Net assets, end of period ($ millions)                     .2           .3
---------------------------------------------------   --------     --------
Ratio of expenses before expense reductions (%)(f)        3.86         7.87*
----------------------------------------------------  --------     --------
Ratio of expenses after expense reductions (%)(f)         1.24         1.24*
----------------------------------------------------  --------     --------
Ratio of net investment income (%)                         .57          .11*
----------------------------------------------------  --------     --------
Portfolio turnover rate (%)                                 30           17**
----------------------------------------------------  --------     --------


(a) For the period from November 15, 2007 (commencement of operations) to August 31, 2008.
(b)        Based on average shares outstanding during the period.
(c)        Total return does not reflect the effect of any sales charge.
(d)        Total return would have been lower had certain expenses not been reduced.
(e) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(f) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized

                                       55
PROSPECTUS December 1, 2009                               Financial Highlights

DWS LIFECOMPASS 2040 FUND - CLASS S




YEAR ENDED AUGUST 31,                                   2009         2008(A)
---------------------------------------------------  ----------  --------------
SELECTED PER SHARE DATA
---------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $   8.79     $  10.00
---------------------------------------------------   --------     --------
Income (loss) from investment operations:
  Net investment income(b)                                 .10          .08
---------------------------------------------------   --------     --------
  Net realized and unrealized gain (loss)               ( 1.74)      (  .96)
---------------------------------------------------   --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                      ( 1.64)      (  .88)
---------------------------------------------------   --------     --------
Less distributions from:
  Net investment income                                 (  .07)      (  .33)
---------------------------------------------------   --------     --------
  Net realized gains                                    (  .09)           -
---------------------------------------------------   --------     --------
  TOTAL DISTRIBUTIONS                                   (  .16)      (  .33)
---------------------------------------------------   --------     --------
NET ASSET VALUE, END OF PERIOD                        $   6.99     $   8.79
---------------------------------------------------   --------     --------
Total Return (%)(c,d)                                   (18.32)      ( 9.11)**
---------------------------------------------------   --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------    --------
Net assets, end of period ($ millions)                       4            2
---------------------------------------------------   --------     --------
Ratio of expenses before expense reductions (%)(e)        2.70         6.98*
----------------------------------------------------  --------     --------
Ratio of expenses after expense reductions (%)(e)          .24          .24*
----------------------------------------------------  --------     --------
Ratio of net investment income (%)                        1.57         1.11*
----------------------------------------------------  --------     --------
Portfolio turnover rate (%)                                 30           17**
----------------------------------------------------  --------     --------


(a) For the period from November 15, 2007 (commencement of operations) to August 31, 2008.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
(d) Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
(e) The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*     Annualized
**    Not annualized

                                       56
PROSPECTUS December 1, 2009                               Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS LIFECOMPASS RETIREMENT FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.24%        -2.21%      $  9,779.38     $   694.07
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.39%         1.32%      $ 10,132.42     $   138.39
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.39%         4.98%      $ 10,498.20     $   143.38
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.39%         8.77%      $ 10,877.18     $   148.56
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.39%        12.70%      $ 11,269.85     $   153.92
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.39%        16.77%      $ 11,676.69     $   159.48
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.39%        20.98%      $ 12,098.22     $   165.24
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.39%        25.35%      $ 12,534.96     $   171.20
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.39%        29.87%      $ 12,987.47     $   177.38
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.39%        34.56%      $ 13,456.32     $   183.78
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,135.40
---                                                                  ----------


                                       57
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS RETIREMENT FUND - CLASS B




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.99%         3.01%       $ 10,301.00    $   201.99
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.18%         5.91%       $ 10,591.49    $   227.73
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.18%         8.90%       $ 10,890.17    $   234.15
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.18%        11.97%       $ 11,197.27    $   240.75
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.18%        15.13%       $ 11,513.03    $   247.54
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.18%        18.38%       $ 11,837.70    $   254.52
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.39%        22.65%       $ 12,265.04    $   167.51
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.39%        27.08%       $ 12,707.81    $   173.56
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.39%        31.67%       $ 13,166.56    $   179.83
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.39%        36.42%       $ 13,641.88    $   186.32
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,113.90
---                                                                  ----------


DWS LIFECOMPASS RETIREMENT FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.99%         3.01%       $ 10,301.00    $   201.99
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.07%         6.03%       $ 10,602.82    $   216.35
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.07%         9.13%       $ 10,913.48    $   222.69
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.07%        12.33%       $ 11,233.25    $   229.22
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.07%        15.62%       $ 11,562.38    $   235.93
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.07%        19.01%       $ 11,901.16    $   242.85
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.07%        22.50%       $ 12,249.86    $   249.96
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.07%        26.09%       $ 12,608.78    $   257.29
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.07%        29.78%       $ 12,978.22    $   264.83
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.07%        33.58%       $ 13,358.48    $   272.58
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,393.69
---                                                                  ----------


                                       58
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS RETIREMENT FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.99%         4.01%       $ 10,401.00    $   100.98
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.12%         8.05%       $ 10,804.56    $   118.75
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.12%        12.24%       $ 11,223.78    $   123.36
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.12%        16.59%       $ 11,659.26    $   128.14
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.12%        21.12%       $ 12,111.64    $   133.12
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.12%        25.82%       $ 12,581.57    $   138.28
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.12%        30.70%       $ 13,069.73    $   143.65
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.12%        35.77%       $ 13,576.84    $   149.22
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.12%        41.04%       $ 14,103.62    $   155.01
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.12%        46.51%       $ 14,650.84    $   161.02
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,351.53
---                                                                  ----------


DWS LIFECOMPASS 2015 FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.19%        -2.16%      $  9,784.09     $   689.29
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.30%         1.46%      $ 10,146.10     $   129.55
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.30%         5.22%      $ 10,521.51     $   134.34
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.30%         9.11%      $ 10,910.81     $   139.31
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.30%        13.15%      $ 11,314.51     $   144.46
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.30%        17.33%      $ 11,733.14     $   149.81
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.30%        21.67%      $ 12,167.27     $   155.35
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.30%        26.17%      $ 12,617.46     $   161.10
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.30%        30.84%      $ 13,084.30     $   167.06
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.30%        35.68%      $ 13,568.42     $   173.24
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,043.51
---                                                                  ----------


                                       59
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS 2015 FUND - CLASS B




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.94%         3.06%       $ 10,306.00    $   196.97
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.09%         6.06%       $ 10,605.90    $   218.53
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.09%         9.15%       $ 10,914.54    $   224.89
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.09%        12.32%       $ 11,232.15    $   231.43
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.09%        15.59%       $ 11,559.00    $   238.17
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.09%        18.95%       $ 11,895.37    $   245.10
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.30%        23.36%       $ 12,335.50    $   157.50
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.30%        27.92%       $ 12,791.91    $   163.33
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.30%        32.65%       $ 13,265.22    $   169.37
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.30%        37.56%       $ 13,756.03    $   175.64
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,020.93
---                                                                  ----------


DWS LIFECOMPASS 2015 FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.94%         3.06%       $ 10,306.00    $   196.97
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.02%         6.13%       $ 10,613.12    $   211.28
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.02%         9.29%       $ 10,929.39    $   217.58
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.02%        12.55%       $ 11,255.09    $   224.06
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.02%        15.90%       $ 11,590.49    $   230.74
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.02%        19.36%       $ 11,935.88    $   237.62
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.02%        22.92%       $ 12,291.57    $   244.70
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.02%        26.58%       $ 12,657.86    $   251.99
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.02%        30.35%       $ 13,035.07    $   259.50
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.02%        34.24%       $ 13,423.51    $   267.23
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,341.67
---                                                                  ----------


                                       60
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS 2015 FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL              ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                   OF RETURN:
             0.00%                $10,000                         5%
        ---------------  -------------------------  ------------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER       ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND        FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES        EXPENSES
------  ---------------  ---------  --------------  ---------------  -------------
   1          5.00%         0.94%         4.06%       $ 10,406.00     $    95.91
 ---         -----          ----         -----        -----------     ----------
   2         10.25%         1.07%         8.15%       $ 10,814.96     $   113.53
 ---         -----          ----         -----        -----------     ----------
   3         15.76%         1.07%        12.40%       $ 11,239.98     $   117.99
 ---         -----          ----         -----        -----------     ----------
   4         21.55%         1.07%        16.82%       $ 11,681.71     $   122.63
 ---         -----          ----         -----        -----------     ----------
   5         27.63%         1.07%        21.41%       $ 12,140.81     $   127.45
 ---         -----          ----         -----        -----------     ----------
   6         34.01%         1.07%        26.18%       $ 12,617.94     $   132.46
 ---         -----          ----         -----        -----------     ----------
   7         40.71%         1.07%        31.14%       $ 13,113.83     $   137.66
 ---         -----          ----         -----        -----------     ----------
   8         47.75%         1.07%        36.29%       $ 13,629.20     $   143.08
 ---         -----          ----         -----        -----------     ----------
   9         55.13%         1.07%        41.65%       $ 14,164.83     $   148.70
 ---         -----          ----         -----        -----------     ----------
 10          62.89%         1.07%        47.22%       $ 14,721.50     $   154.54
 ---         -----          ----         -----        -----------     ----------
TOTAL                                                                 $ 1,293.95
---                                                                   ----------


DWS LIFECOMPASS 2020 FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.21%        -2.18%      $  9,782.21     $   691.20
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.33%         1.41%      $ 10,141.21     $   132.49
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.33%         5.13%      $ 10,513.40     $   137.35
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.33%         8.99%      $ 10,899.24     $   142.39
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.33%        12.99%      $ 11,299.24     $   147.62
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.33%        17.14%      $ 11,713.92     $   153.04
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.33%        21.44%      $ 12,143.82     $   158.65
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.33%        25.90%      $ 12,589.50     $   164.48
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.33%        30.52%      $ 13,051.54     $   170.51
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.33%        35.31%      $ 13,530.53     $   176.77
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,074.50
---                                                                  ----------


                                       61
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS 2020 FUND - CLASS B




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.96%         3.04%       $ 10,304.00    $   198.98
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.09%         6.04%       $ 10,603.85    $   218.49
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.09%         9.12%       $ 10,912.42    $   224.84
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.09%        12.30%       $ 11,229.97    $   231.39
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.09%        15.57%       $ 11,556.76    $   238.12
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.09%        18.93%       $ 11,893.06    $   245.05
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.33%        23.30%       $ 12,329.54    $   161.08
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.33%        27.82%       $ 12,782.03    $   166.99
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.33%        32.51%       $ 13,251.13    $   173.12
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.33%        37.37%       $ 13,737.45    $   179.47
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,037.53
---                                                                  ----------


DWS LIFECOMPASS 2020 FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.96%         3.04%       $ 10,304.00    $   198.98
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.06%         6.07%       $ 10,606.94    $   215.38
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.06%         9.19%       $ 10,918.78    $   221.71
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.06%        12.40%       $ 11,239.79    $   228.23
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.06%        15.70%       $ 11,570.24    $   234.94
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.06%        19.10%       $ 11,910.41    $   241.85
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.06%        22.61%       $ 12,260.57    $   248.96
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.06%        26.21%       $ 12,621.04    $   256.28
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.06%        29.92%       $ 12,992.09    $   263.82
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.06%        33.74%       $ 13,374.06    $   271.57
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,381.72
---                                                                  ----------


                                       62
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS 2020 FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.96%         4.04%       $ 10,404.00    $    97.94
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.13%         8.07%       $ 10,806.63    $   119.84
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.13%        12.25%       $ 11,224.85    $   124.48
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.13%        16.59%       $ 11,659.25    $   129.30
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.13%        21.10%       $ 12,110.47    $   134.30
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.13%        25.79%       $ 12,579.14    $   139.50
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.13%        30.66%       $ 13,065.95    $   144.89
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.13%        35.72%       $ 13,571.61    $   150.50
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.13%        40.97%       $ 14,096.83    $   156.33
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.13%        46.42%       $ 14,642.38    $   162.38
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,359.46
---                                                                  ----------


DWS LIFECOMPASS 2030 FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.23%        -2.20%      $  9,780.32     $   693.11
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.82%         0.91%      $ 10,091.34     $   180.83
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.82%         4.12%      $ 10,412.24     $   186.58
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.82%         7.43%      $ 10,743.35     $   192.52
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.82%        10.85%      $ 11,084.99     $   198.64
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.82%        14.37%      $ 11,437.49     $   204.95
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.82%        18.01%      $ 11,801.20     $   211.47
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.82%        21.76%      $ 12,176.48     $   218.20
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.82%        25.64%      $ 12,563.69     $   225.14
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.82%        29.63%      $ 12,963.22     $   232.29
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,543.73
---                                                                  ----------


                                       63
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS 2030 FUND - CLASS B




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.98%         3.02%       $ 10,302.00    $   200.99
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.72%         5.37%       $ 10,536.89    $   283.41
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.72%         7.77%       $ 10,777.13    $   289.87
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.72%        10.23%       $ 11,022.85    $   296.48
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.72%        12.74%       $ 11,274.17    $   303.24
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.72%        15.31%       $ 11,531.22    $   310.15
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.82%        18.98%       $ 11,897.91    $   213.21
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.82%        22.76%       $ 12,276.26    $   219.98
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.82%        26.67%       $ 12,666.65    $   226.98
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.82%        30.69%       $ 13,069.45    $   234.20
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,578.51
---                                                                  ----------


DWS LIFECOMPASS 2030 FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.98%         3.02%       $ 10,302.00    $   200.99
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.61%         5.48%       $ 10,548.22    $   272.10
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.61%         8.00%       $ 10,800.32    $   278.60
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.61%        10.58%       $ 11,058.45    $   285.26
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.61%        13.23%       $ 11,322.74    $   292.07
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.61%        15.93%       $ 11,593.36    $   299.06
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.61%        18.70%       $ 11,870.44    $   306.20
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.61%        21.54%       $ 12,154.14    $   313.52
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.61%        24.45%       $ 12,444.63    $   321.01
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.61%        27.42%       $ 12,742.05    $   328.69
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,897.50
---                                                                  ----------


                                       64
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS 2030 FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL              ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                   OF RETURN:
             0.00%                $10,000                         5%
        ---------------  -------------------------  ------------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER       ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND        FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES        EXPENSES
------  ---------------  ---------  --------------  ---------------  -------------
   1          5.00%         0.98%         4.02%       $ 10,402.00     $    99.97
 ---         -----          ----         -----        -----------     ----------
   2         10.25%         1.62%         7.54%       $ 10,753.59     $   171.36
 ---         -----          ----         -----        -----------     ----------
   3         15.76%         1.62%        11.17%       $ 11,117.06     $   177.15
 ---         -----          ----         -----        -----------     ----------
   4         21.55%         1.62%        14.93%       $ 11,492.82     $   183.14
 ---         -----          ----         -----        -----------     ----------
   5         27.63%         1.62%        18.81%       $ 11,881.27     $   189.33
 ---         -----          ----         -----        -----------     ----------
   6         34.01%         1.62%        22.83%       $ 12,282.86     $   195.73
 ---         -----          ----         -----        -----------     ----------
   7         40.71%         1.62%        26.98%       $ 12,698.02     $   202.35
 ---         -----          ----         -----        -----------     ----------
   8         47.75%         1.62%        31.27%       $ 13,127.21     $   209.18
 ---         -----          ----         -----        -----------     ----------
   9         55.13%         1.62%        35.71%       $ 13,570.91     $   216.25
 ---         -----          ----         -----        -----------     ----------
 10          62.89%         1.62%        40.30%       $ 14,029.61     $   223.56
 ---         -----          ----         -----        -----------     ----------
TOTAL                                                                 $ 1,868.02
---                                                                   ----------


DWS LIFECOMPASS 2040 FUND - CLASS A




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.21%        -2.18%      $  9,782.21     $   691.20
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         3.56%        -0.77%      $  9,923.07     $   350.75
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         3.56%         0.66%      $ 10,065.96     $   355.80
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         3.56%         2.11%      $ 10,210.91     $   360.93
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         3.56%         3.58%      $ 10,357.95     $   366.13
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         3.56%         5.07%      $ 10,507.11     $   371.40
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         3.56%         6.58%      $ 10,658.41     $   376.75
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         3.56%         8.12%      $ 10,811.89     $   382.17
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         3.56%         9.68%      $ 10,967.58     $   387.67
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         3.56%        11.26%      $ 11,125.51     $   393.26
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 4,036.06
---                                                                  ----------


                                       65
PROSPECTUS December 1, 2009                                           Appendix

DWS LIFECOMPASS 2040 FUND - CLASS C




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.96%         3.04%       $ 10,304.00    $   198.98
 ---         -----          ----          ----        -----------    ----------
   2         10.25%         4.52%         3.53%       $ 10,353.46    $   466.86
 ---         -----          ----          ----        -----------    ----------
   3         15.76%         4.52%         4.03%       $ 10,403.16    $   469.10
 ---         -----          ----          ----        -----------    ----------
   4         21.55%         4.52%         4.53%       $ 10,453.09    $   471.35
 ---         -----          ----          ----        -----------    ----------
   5         27.63%         4.52%         5.03%       $ 10,503.27    $   473.61
 ---         -----          ----          ----        -----------    ----------
   6         34.01%         4.52%         5.54%       $ 10,553.68    $   475.89
 ---         -----          ----          ----        -----------    ----------
   7         40.71%         4.52%         6.04%       $ 10,604.34    $   478.17
 ---         -----          ----          ----        -----------    ----------
   8         47.75%         4.52%         6.55%       $ 10,655.24    $   480.47
 ---         -----          ----          ----        -----------    ----------
   9         55.13%         4.52%         7.06%       $ 10,706.39    $   482.77
 ---         -----          ----          ----        -----------    ----------
 10          62.89%         4.52%         7.58%       $ 10,757.78    $   485.09
 ---         -----          ----          ----        -----------    ----------
TOTAL                                                                $ 4,482.29
---                                                                  ----------


DWS LIFECOMPASS 2040 FUND - CLASS S




            MAXIMUM        INITIAL HYPOTHETICAL              ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                   OF RETURN:
             0.00%                $10,000                         5%
        ---------------  -------------------------  ------------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER       ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND        FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES        EXPENSES
------  ---------------  ---------  --------------  ---------------  -------------
   1          5.00%         0.96%         4.04%       $ 10,404.00     $    97.94
 ---         -----          ----         -----        -----------     ----------
   2         10.25%         3.36%         5.75%       $ 10,574.63     $   352.44
 ---         -----          ----         -----        -----------     ----------
   3         15.76%         3.36%         7.48%       $ 10,748.05     $   358.22
 ---         -----          ----         -----        -----------     ----------
   4         21.55%         3.36%         9.24%       $ 10,924.32     $   364.10
 ---         -----          ----         -----        -----------     ----------
   5         27.63%         3.36%        11.03%       $ 11,103.48     $   370.07
 ---         -----          ----         -----        -----------     ----------
   6         34.01%         3.36%        12.86%       $ 11,285.57     $   376.14
 ---         -----          ----         -----        -----------     ----------
   7         40.71%         3.36%        14.71%       $ 11,470.66     $   382.30
 ---         -----          ----         -----        -----------     ----------
   8         47.75%         3.36%        16.59%       $ 11,658.78     $   388.57
 ---         -----          ----         -----        -----------     ----------
   9         55.13%         3.36%        18.50%       $ 11,849.98     $   394.95
 ---         -----          ----         -----        -----------     ----------
 10          62.89%         3.36%        20.44%       $ 12,044.32     $   401.42
 ---         -----          ----         -----        -----------     ----------
TOTAL                                                                 $ 3,486.15
---                                                                   ----------



                                       66
PROSPECTUS December 1, 2009                                           Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A, B or C: (800) 621-1048
                  Class S: (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-0102
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Target Date Series
                  DWS LifeCompass Retirement Fund
                  811-8606
                  DWS Target Date Series
                  DWS LifeCompass 2015 Fund
                  811-8606
                  DWS Target Date Series
                  DWS LifeCompass 2020 Fund
                  811-8606
                  DWS Target Date Series
                  DWS LifeCompass 2030 Fund
                  811-8606
                  DWS Target Date Series
                  DWS LifeCompass 2040 Fund
                  811-8606







(12/01/09) DTDS-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

                             DWS TARGET DATE SERIES





                         DWS LifeCompass Retirement Fund
                      Class A, Class B, Class C and Class S
                CLASS/TICKER: A/SUCAX; B/SUCBX; C/SUCCX; S/SCPCX

                            DWS LifeCompass 2015 Fund
                      Class A, Class B, Class C and Class S
                CLASS/TICKER: A/SPDAX; B/SPDBX; C/SPDCX; S/SPBAX

                            DWS LifeCompass 2020 Fund
                      Class A, Class B, Class C and Class S
                CLASS/TICKER: A/SUPAX; B/SUPBX; C/SUPCX; S/SPGRX

                            DWS LifeCompass 2030 Fund
                      Class A, Class B, Class C and Class S
                CLASS/TICKER: A/PLUSX; B/PLSBX; C/PLSCX; S/PPLSX

                            DWS LifeCompass 2040 Fund
                          Class A, Class C and Class S
                     CLASS/TICKER: A/TGTAX; C/TGTCX; S/TGTSX



                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2009

This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the combined prospectus (the "Prospectus") dated December 1, 2009, for DWS LifeCompass Retirement Fund, DWS LifeCompass 2015 Fund, DWS LifeCompass 2020 Fund, DWS LifeCompass 2030 Fund and DWS LifeCompass 2040 Fund (each a "Fund" and collectively the "Funds"), each a series of DWS Target Date Series (the "Trust"), copies of which may be obtained without charge by calling (800) 621-1048 for Class A, B and C shares or (800) 728-3337 for Class S shares, through the DWS Investments Web site at www.dws-investments.com , or from the firm from which this SAI was obtained and are available along with other materials on the Securities and Exchange Commission's ("SEC") Internet Web site (http://www.sec.gov).

Portions of the Annual Report to Shareholders of each Fund, dated August 31, 2009, are incorporated herein by reference and are deemed to be part of this SAI as specified herein. A copy of each Fund's Annual Report may be obtained without charge by calling the Fund at a toll-free number provided above .

This SAI is incorporated by reference into the Prospectus for each applicable class of shares of the Funds.


                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES FOR THE FUNDS..................................................................2

INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING DWS FUNDS...................................................11
   Portfolio Holdings............................................................................................59

MANAGEMENT OF THE FUNDS..........................................................................................60
   Investment Advisor............................................................................................60
   Compensation of Portfolio Managers............................................................................63

FUND SERVICE PROVIDERS...........................................................................................81
   Administrator.................................................................................................81
   Distributor...................................................................................................82
   Custodian.....................................................................................................89
   Transfer Agent ...............................................................................................89
   Legal Counsel.................................................................................................90
   Independent Registered Public Accounting Firm ................................................................90

PORTFOLIO TRANSACTIONS...........................................................................................90

PURCHASE OR REDEMPTION OF SHARES.................................................................................95

DIVIDENDS.......................................................................................................112

TAXES...........................................................................................................113

NET ASSET VALUE.................................................................................................123

BOARD MEMBERS AND OFFICERS......................................................................................124

TRUST ORGANIZATION..............................................................................................139

PROXY VOTING GUIDELINES.........................................................................................141

FINANCIAL STATEMENTS............................................................................................141

ADDITIONAL INFORMATION..........................................................................................142

APPENDIX A -- PROXY VOTING GUIDELINES............................................................................144

APPENDIX B -- RATINGS OF INVESTMENTS.............................................................................168


                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer (with certain exceptions).

Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that each Fund may concentrate in an underlying DWS Fund. However, each underlying DWS Fund in which each Fund will invest may concentrate its investments in a particular industry;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act, as amended, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-Fundamental Restrictions

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Such non-fundamental policies may be changed or amended by the Trustees of the Trust without prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a) invest in companies for the purpose of exercising management or control;

(b)      borrow money in an amount greater than 5% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

The Funds will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of a Fund's net assets valued at the time of the transaction would be invested in such securities.

To meet federal tax requirements for qualification as a regulated investment company, each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities (other than US Government securities or securities of a regulated investment company) of (a) a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (b) in the securities of one or more qualified publicly traded partnerships (as discussed in "Taxes" below), and (2) at least 50% of its total assets is represented by cash, government securities, securities of other regulated investment companies, and other securities of any issuer that does not represent more than 5% of the Fund's assets or more than 10% of the issuer's outstanding voting securities.

                INVESTMENT POLICIES AND TECHNIQUES FOR THE FUNDS

General Investment Objectives and Policies

Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that each Fund's objectives will be met.

The Funds are professionally managed portfolios which allocate their investments among select funds in the DWS Family of Funds (the "Underlying DWS Funds") and securities of non-affiliated investment companies (e.g., Exchange Traded Funds). Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Underlying DWS Funds may engage (such as short selling, hedging, etc.) or a financial instrument which the Underlying DWS Funds may purchase (such as options, etc.) are meant to describe the spectrum of investments that the Advisor in its discretion, might, but is not required to, use in managing a fund's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a fund, but, to the extent employed, could from time to time have a material impact on a fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable Prospectus.

The Funds may each borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The 1940 Act requires borrowings to have 300% asset coverage. The Funds may each also enter into reverse repurchase agreements.


Cash Management Vehicles. The Funds may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, amounts held to cover the Funds' open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Funds may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act, but are excluded from the definition of "investment company" under
Section 3(c)(1) or 3(c)(7) of the 1940 Act.


Exchange Traded Funds. In addition to investing in DWS Funds, the Funds may invest in Exchange Traded Funds ("ETFs") up to the maximum amount allowable under the 1940 Act, when the desired economic exposure to a particular market or sector is not available through a DWS Fund. ETFs are typically open-end investment companies, unit investment trusts or depositary receipts, listed on a stock exchange. The Funds might do so as a way of gaining exposure to the segment of the equity or fixed-income markets represented by the ETFs' portfolio. Each Fund will indirectly bear its proportionate share of any management or other fees by an ETF in which it invests.

For example, a Fund may invest in a variety of ETFs which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. In addition, an index-based investment tracking a specific sector may be adversely affected by the performance of that specific sector or group of industries on which it is based.

Examples of index-based ETFs include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500 Index"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.



The Underlying DWS Funds

Each Fund will purchase or sell shares in the Underlying DWS Funds to: (a) accommodate purchases and sales of the Fund's shares, (b) change the percentages of the Fund's assets invested in each of the Underlying DWS Funds in response to changing market conditions, and (c) maintain or modify the allocation of the Fund's assets in accordance with the Fund's target date.

The managers will allocate Fund assets among Underlying DWS Funds based on the Fund's target investment horizon, current or expected market conditions or to manage risk. The Underlying DWS Funds have been selected to represent a broad spectrum of investment options for the Funds.

Risk Factors of Underlying DWS Funds

In pursuing their investment objectives, each of the Underlying DWS Funds is permitted to engage in investment strategies in a wide range of investment techniques. The Underlying DWS Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Advisor. Further information about the Underlying DWS Funds is contained in the prospectuses and statements of additional information of such funds. Because each Fund invests in certain of the Underlying DWS Funds, shareholders of each Fund will be affected by the portfolio management strategies and investment policies of the Underlying DWS Funds in direct proportion to the amount of assets the Fund allocates to each Underlying DWS Fund.

The following are the Underlying DWS Funds in which the Funds may invest.

DWS Blue Chip Fund. The fund seeks growth of capital and of income. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

DWS Capital Growth Fund. The fund seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the fund can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000(R) Growth Index. Although the fund may invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the range of these indexes.

DWS Commodity Securities Fund. The fund's investment objective is capital appreciation. The fund seeks to achieve its investment objective by focusing on commodity-related securities and equity-related securities, including commodity-related structured notes and similar instruments, that the advisor believes are undervalued but have favorable prospects for appreciation.

DWS Disciplined Market Neutral Fund. The fund seeks capital appreciation independent of stock market direction. It pursues its objective by investing, under normal circumstances, in long and short positions of common stock of large US companies. Portfolio management buys, or takes, long positions in common stock that it believes are undervalued and sells, or takes, short positions in common stock that it believes are overvalued.

DWS Disciplined Long/Short Growth Fund. The fund seeks capital appreciation. The fund intends to hold approximately 80%-130% of its net assets in long positions in stocks that portfolio management believes will outperform the market and approximately 0%-30% of its net assets in short positions in stocks that portfolio management believes will underperform the market. In addition, the fund intends to borrow up to 30% of its net assets for investment purposes.

DWS Emerging Markets Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund may invest up to 20% of net assets in equities from the US or other developed markets. The fund may also invest up to 20% of net assets in US or emerging market debt securities when portfolio management believes these securities may perform at least as well as equities.

DWS Emerging Markets Fixed Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high yield bonds (also known as "junk bonds") and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets) or the return on which is derived primarily from emerging markets. To help manage risk, the fund invests at least 50% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets, plus the amount of any borrowing for investment purposes, in debt securities of issuers from the US or other developed markets, including those that are rated below the fourth credit grade (i.e., grade BB/Ba and below).

DWS Equity 500 Index Fund. The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, which emphasizes stocks of large US companies. The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. The fund is a feeder fund in a master/feeder fund arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, DWS Equity 500 Index Portfolio, with the same investment objective as the fund. Under normal circumstances, the fund through DWS Equity 500 Index Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.

DWS Communications Fund. The fund seeks to maximize total return. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field. The fund normally focuses on the securities of US and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

DWS Core Fixed Income Fund. The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities (also called debt securities). Debt securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.


DWS Floating Rate Plus Fund. The fund seeks to provide high current income. The fund invests, under normal circumstances, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may acquire Senior Loans of borrowers engaged in any industry, but will invest no more than 25% of its total assets in Senior Loans of borrowers and securities of issuers in any one industry. Under normal market conditions, up to 20% of the fund's total assets may be held in cash and other investments, including, but not limited to, fixed-rate debt obligations, short- to medium-term notes, high-yield securities, equity securities, hybrid and synthetic loans, collateralized loan obligations, and asset backed securities. In an attempt to enhance returns, the fund also employs a global tactical asset allocation overlay strategy (iGAP), which invests in derivative instruments across domestic and international fixed-income and currency markets.


DWS Global Thematic Fund. The fund seeks long-term growth of capital. The fund invests at least 65% of its total assets in US and foreign equities (equities issued by US and foreign-based companies). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies.

DWS Global Bond Fund. The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States. The fund can buy many types of income-producing securities, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities.

DWS Global Opportunities Fund. The fund seeks above-average capital appreciation over the long term. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the fund may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2008, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process (and low turnover strategy) the fund may own stocks even though they exceed the market capitalization level. The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below).

DWS GNMA Fund. The fund seeks to produce a high level of income. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in "Ginnie Maes," which are mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA). The balance of the fund's assets, among other permitted investments, may be invested in securities issued by the US government, its agencies or instrumentalities. These securities may not be guaranteed by the US Treasury or backed by the full faith and credit of the US government. The fund may also hold up to 10% of its total net assets in uninvested cash, cash equivalents (such as money market securities), repurchase agreements or shares of money market funds or short-term bond funds, which investments may not be issued or guaranteed by the US government, its agencies or instrumentalities.

DWS Gold & Precious Metals Fund. The fund seeks maximum return (principal change and income). The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum or other precious metals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution. While the fund invest mainly in common stocks, it may invest up to 20% of net assets in high-quality debt securities of companies in precious metals and minerals operations, and debt securities whose return is linked to precious metals prices.

DWS Europe Equity Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries. The fund will generally invest in at least three different countries. The fund may invest up to 20% of its total assets in European debt securities, including junk bonds (i.e., grade BB and below).

DWS Growth & Income Fund. The fund seeks long-term growth of capital, current income and growth of income. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies.

DWS Health Care Fund. The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the fund's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The fund will invest primarily in securities of US companies, but may invest in foreign companies as well. While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt obligations.

DWS High Income Fund. The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which portfolio management considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective. Under normal circumstances, this fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS High Income Plus Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment-grade debt securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. The fund's investments in debt securities may be of any credit quality and may include securities not paying interest currently and securities in default. The fund may invest up to 25% of its total assets in non-US dollar-denominated, below investment-grade debt securities. The fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the fund's investment objectives are not readily available for purchase. The fund may also purchase securities on a when-issued basis and engage in short sales.

DWS Strategic Value Fund. The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio management believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the range of the S&P 500 Index.

DWS Core Plus Income Fund. The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. The fund primarily invests in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the fund's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.


DWS Inflation Protected Plus Fund. The fund seeks to provide maximum inflation-adjusted return, consistent with preservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and corporations and derivatives related to these securities. The fund may invest the remaining portion of its assets in other types of fixed-income securities, cash or cash equivalents. In an attempt to enhance returns, the fund also employs a global tactical asset allocation overlay strategy (iGAP), which invests in derivative instruments across domestic and international fixed-income and currency markets.


DWS International Fund. The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

DWS Diversified International Equity Fund. The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). At least 50% of the fund's assets will be invested in securities that are represented in the Morgan Stanley Capital International Europe, Australia and Ear East Index (MSCI EAFE(R) Index). The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Typically, the fund will not hold more than 35% of its net assets in securities of emerging markets issuers.

DWS International Value Opportunities Fund. The fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, the fund invests at least 80% of its assets in developed countries outside the United States. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The fund may also invest up to 20% of net assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

DWS Large Cap Value Fund. The fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000(R) Value Index and that portfolio management believes are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the range of the Russell 1000(R) Value Index.

DWS Large Company Growth Fund. The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large US companies that are similar in size to the companies in the Russell 1000(R) Growth Index. The fund intends to invest primarily in companies whose market capitalizations fall within the range of the Russell 1000(R) Growth Index. The fund expects to invest in a portfolio consisting of approximately 35 issuers although this number can vary depending on market conditions.

DWS Latin America Equity Fund. The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). The fund may invest up to 20% of net assets in the equity securities of US and other non-Latin American issuers and in debt securities including junk bonds (i.e., grade BB and below).

DWS Mid Cap Growth Fund. The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies.

DWS Money Market Prime Series -- DWS Cash Investment Trust. The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities. Under normal market conditions the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

DWS Money Market Series -- Institutional Shares. The fund is a feeder fund that invests substantially all of its assets in a master portfolio, the Cash Management Portfolio, which will invest directly in securities and other instruments. The fund's goal is to seek a high level of current income consistent with liquidity and the preservation of capital. The fund, through the Portfolio, seeks to achieve its goal by investing in high quality short-term money market instruments.

DWS RREEF Global Real Estate Securities Fund. The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in publicly listed real estate investment trusts (REITs) and real estate operating companies on a global basis. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in the equity securities of REITs and real estate operating companies listed on recognized stock exchanges around the world. A security will be considered part of the fund's investment universe if the issuer of such security has a market capitalization of at least $50 million and, in the opinion of portfolio management, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate and it is listed on a recognized public foreign or domestic stock exchange or traded over the counter.

DWS RREEF Real Estate Securities Fund. The fund's investment objective is long-term capital appreciation and current income. The fund invests primarily in real estate securities. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate.

DWS S&P 500 Index Fund. The fund is a feeder fund that invests substantially all of its assets in a master portfolio, DWS Equity 500 Index Portfolio. The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. The fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. Under normal circumstances, the fund through DWS Equity 500 Index Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.


DWS S&P 500 Plus Fund. The fund seeks long-term growth and income by investing at least 80% of total assets in common stocks of companies that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The fund intends to invest primarily in companies whose market capitalizations fall within the range of the S&P 500 Index. In an attempt to enhance returns, the fund also employs a global tactical asset allocation overlay strategy (iGAP), which invests in derivative instruments across domestic and international fixed-income, equity and currency markets.


DWS Short Duration Fund. The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in debt securities. The fund invests in US and foreign government bonds, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds. The fund invests primarily in investment-grade short-term debt securities rated within the top four credit rating categories. In addition, the fund may invest up to 10% of total assets in securities of US and foreign issuers that are below investment grade (otherwise known as junk bonds). The fund may invest up to 10% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event portfolio management determines that securities meeting the fund's investment objective are not otherwise readily available for purchase.


DWS Short Duration Plus Fund. The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the fund's investment advisor to be of similar quality). The fund may invest up to 10% of its assets in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the fund's investment advisor to be of similar quality), including those whose issuers are located in countries with new or emerging securities markets. The fund can invest up to 15% of its net assets in illiquid securities. In an attempt to enhance return, the fund also employs a global tactical asset allocation overlay strategy (iGAP), which invests in derivative instruments across domestic and international fixed income and currency markets.


DWS Small Cap Growth Fund. The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US smaller capitalization companies. For purposes of this 80% investment limitation, the small capitalization equity universe is defined as the bottom 20% of the total domestic equity market capitalization (at the time of initial investment), using a minimum market capitalization of $10 million.

DWS Small Cap Core Fund. The fund seeks to provide long-term capital growth. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000(R) Index. The fund intends to invest in companies whose market capitalizations fall within the range of the Russell 2000(R) Index.

DWS Dreman Mid Cap Value Fund. The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that portfolio management believes are undervalued, but have favorable prospects for appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap Value Index with a market capitalization which usually ranges from $1 billion to $20 billion.

DWS Dreman Small Cap Value Fund. The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000(R) Index. The fund intends to invest primarily in companies whose market capitalizations fall within the range of the Russell 2000(R) Index.

DWS Technology Fund. The fund seeks growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The fund may invest in companies of any size.

DWS U.S. Bond Index Fund. The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Barclays Capital U.S. Aggregate Index, which emphasizes government mortgage-backed securities and corporate investment grade debt securities. The fund will pursue its objective by investing primarily in the debt securities of the companies included in the Barclays Capital U.S. Aggregate Index and derivative instruments, such as futures contracts and options, that provide exposure to the securities in the Barclays Capital U.S. Aggregate Index.

DWS RREEF Global Infrastructure Fund. The fund seeks total return from both capital appreciation and current income through investment in a global portfolio of securities of infrastructure-related companies. Under normal circumstances, the fund invests at least 80% of its net assets in the securities of US and non-US infrastructure-related companies. The fund considers a company to be an infrastructure-related company if at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Under normal circumstances, the fund invests principally in equity securities, though the fund may also invest in fixed-income securities without limitation. Under normal circumstances, the majority of the fund's assets are invested in securities of issuers organized or located outside the US or doing a substantial amount of business outside the US.

         INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING DWS FUNDS

The Underlying Funds may engage in certain practices not described herein.

Adjustable Rate Mortgages-Interest Rate Indices. DWS U.S. Bond Index Fund may invest in adjustable rate mortgages which may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index.

Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London InterBank Offered Rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Advance Refunded Bonds. DWS Floating Rate Plus Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase Municipal Securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Asset Segregation. Certain investment transactions expose the fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the fund engages in such transactions, the fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and cover purposes could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the fund that may be at risk with respect to certain derivative transactions.


Auction Rate Securities. Auction rate securities in which a fund may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.


Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Bank Loans. Bank loans are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. As a matter of fundamental policy, certain funds will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While such funds' Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

DWS Disciplined Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund and DWS Floating Rate Plus Fund may each borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the funds may borrow up to one-third of their total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The funds may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the funds also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the funds involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the funds' assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the fund's agreement with its lender, the net asset value per share of the funds will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the funds did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the funds must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the funds compared with what it would have been without leverage.

Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring-plan introduced by former US Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland and Uruguay. Brady Bonds have been issued fairly recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. Approximately $152 billion in Brady Bonds have been issued in Africa, Asia, Eastern Europe, Latin America and the Middle East, with over 90% of these Brady Bonds being denominated in US dollars.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Correlation of Gold and Gold Securities. The underlying fund's advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of a fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "US Government Securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

The Fund may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


Direct Debt Instruments. DWS Floating Rate Plus Fund, DWS High Income Fund and DWS High Income Plus Fund may invest in direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.


When the fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the fund's ability to dispose of them when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the fund to assign a value of these instruments for purposes of valuing the fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, the fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the fund's net assets to be illiquid. Trade claims may also present a tax risk to the fund.


The fund will not invest in trade claims in instances where they would adversely affect the fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.


Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.


A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls. The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.




Equities as a result of workouts. A fund may hold equity securities received in an exchange or workout of distressed lower-rated debt securities. A distressed security is a security that is in default or in risk of being in default.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Fixed Income Security Risk. Fixed income securities generally expose a fund to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

Foreign Currencies. Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts, options on futures contracts on foreign currencies and other currency-related instruments, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock in yen remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Derivatives - Currency Transactions" below.)

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the underlying funds' advisor's analysis without relying on published ratings. Since such investments will be based upon the underlying funds' advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the underlying funds' advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the underlying fund's advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the underlying fund's advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the underlying fund's advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the underlying funds' advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for high-yield may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each fund's Board has approved guidelines for use by its advisor in determining whether a security is liquid or illiquid. Among the factors an advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund or an Underlying DWS Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund or an Underlying DWS Fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio.

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.

Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Inflation-Indexed Instruments. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.

Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the price index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and calculated inflation over the first six months was 1%, the mid-year value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If calculated inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

In general, the measure used to determine the periodic adjustment of US inflation-indexed bonds is the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. The inflation adjustment to the securities references this index with a three month lag. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculate by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.

The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities and the share price of a Fund may fall. Investors in the fund should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Fund's net asset value could be negatively affected.

Interfund Borrowing and Lending Program. Each fund has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the funds to participate in an interfund-lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each fund's non-fundamental policies.

Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. In addition, an index-based investment tracking a specific sector may be adversely affected by the performance of that specific sector or group of industries on which it is based.

Investment-Grade Bonds. When the Advisor believes that it is appropriate to do so in order to achieve a fund's objectives, a fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time, and
(d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

A fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Loan Participations and Assignments. A fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). A fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When a fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to Rule 2a-7 of the 1940 Act, money market funds effect sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under that Rule, a fund's Board has approved policies established by a fund's Advisor reasonably calculated to prevent a fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of a fund's investments, a fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a fund may not make more than one such investment at any time during such period. A fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a fund. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a fund.

The assets of a fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The portfolio of a fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a fund will vary according to the management's appraisal of money market conditions. A fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mining and Exploration. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Mortgage-backed securities may be issued or guaranteed by GNMA, FNMA (also known as Fannie Mae) and FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the underlying fund's advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.



Municipal Securities. A fund may invest to a limited extent in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular US federal income tax (i.e., excluded from gross income for US federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular US federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations". General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying a fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as a fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of `non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund. A fund may not invest more than 5% of its net assets in municipal leases.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Non-diversification. A fund may be classified as a non-diversified management investment company under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the fund's assets in the securities of a small number of issuers may cause the fund's share price to fluctuate more than that of a diversified fund.

Obligations of Banks and Other Financial Institutions. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of a fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. The fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the underlying fund's advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, the fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may be tax-exempt if they meet certain requirements under the Code. Even if the interest on a private activity bond is exempt from regular federal income tax, the interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.


Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Precious Metals. DWS Gold & Precious Metals Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. In addition, when market conditions warrant, the fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly. The fund may invest up to 25% of its assets in wholly-owned subsidiaries of the corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.



Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. A fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Securities with Put Rights. A fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). A fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

A fund may enter into puts only with banks or broker/dealers that, in the opinion of the advisor, present minimal credit risks. The ability of a fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

A fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by a fund will not be considered shortened by any put to which such obligation is subject.

Senior Loans. DWS Floating Rate Plus Fund may invest in Senior Loans. Senior Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases and leveraged buyouts. Senior Loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the fund may have an obligation to make additional loans upon demand by the borrower. The fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

The fund's investment in Senior Loans may take the form of purchase of an assignment or a portion of a Senior Loan from a third party ("assignment") or acquiring a participation in a Senior Loan ("participation"). The fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment. When the fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The fund may also invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the fund when it acquires a participation may be more limited than the rights of the original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that the fund could receive a portion of the borrower's collateral. If the fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the fund's portfolio. At times the fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The fund believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The fund may incur additional credit risk, however, when the fund acquires a participation in a Senior Loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the fund conducts an analysis and evaluation of the financial condition of each such lender. The fund has taken the following measures in an effort to reduce such risks. The fund will only acquire participations in Senior Loans if the lender selling the participation, and any other persons interpositioned between the fund and the lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standards & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The fund generally holds Senior Loans to maturity unless it has become necessary to sell them to adjust the fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the Fund.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The fund may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The fund may also invest in Senior Loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deemed necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Advisor, do not represent fair value. If the fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the fund could get for the Senior Loan may be adversely affected.

Short Sales. When a fund takes a long position, it purchases a stock outright. When DWS Disciplined Market Neutral Fund, DWS Disciplined Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund or DWS RREEF Global Real Estate Securities Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. Each fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

While the Advisor has extensive experience managing mutual funds and institutional accounts, it has not previously managed a long/short strategy. Although the Adviser believes that its stock selection strategy will be effective in selecting short positions, there is no assurance that the Adviser will be successful in applying this approach to a long/short strategy.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Companies. The advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Spreadlocks. DWS U.S. Bond Index Fund may enter into spreadlocks. A spreadlock is a form of swap contract that involves an exchange of a one-time cash payment based on a specific financial index between the fund and another party. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation until the agreement matures, at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund will have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

Stripped Mortgage-Backed Securities. DWS U.S. Bond Index Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the mortgaged assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See "Illiquid Securities."

In accordance with a requirement imposed by the staff of the Securities and Exchange Commission (the "SEC"), the portfolio management team will consider privately issued fixed rate interest only ("IO") and principal only ("PO") to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the portfolio management team determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TBA Purchase Commitments. A fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of a fund's credit quality requirements, to be inadequate. A fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that a fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. A fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond and the weighted average maturity of a fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.


If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest (which is treated as OID) on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.


US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable and Floating Rate Instruments. A fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. When holding such an instrument, a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by a fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a fund will be subject to a fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price.

Yankee Bonds. DWS U.S. Bond Index Fund may invest in Yankee bonds. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally carry an interest rate but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Derivatives

A Fund may use instruments referred to as derivatives ("derivatives"). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a Fund to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.

A Fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter ("OTC") put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a Fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Fund's prospectus.

OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A Fund may use derivatives (subject to certain limits imposed by the Fund's investment objective and policies, see "Investment Restrictions," and the Investment Company Act of 1940, as amended, or by the requirements for a Fund to qualify as a regulated investment company for tax purposes, see "Taxes") (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a Fund's unrealized gains in the value of its portfolio securities,
(iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a Fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for Funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.

A Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to the section entitled "Asset Segregation" for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a Fund to close out or liquidate its derivatives positions.

General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a Fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a Fund's income. The sale of put options can also provide income and might be used to protect the Fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.


A Fund may write call options only if they are "covered." A written call option is covered if the Fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of the Fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if the Fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if the Fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines. (See "Asset Segregation"). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation ("OCC"). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that the Fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, the Fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move greater than or less than the price of the underlying security or instrument.

A Fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.

General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that the Fund will be able to enter into a closing transaction.

When a purchase or sale of a futures contract is made, the Fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a Fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

Pursuant to a claim filed with the Commodity Futures Trading Commission ("CFTC") on behalf of the Fund, neither the registrant nor the Fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act. Therefore, the Fund is not subject to registration and regulation under the Commodity Exchange Act. The Advisor is not deemed to be a "commodity pool operator" with respect to its services as investment advisor to the Fund.

There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its positions.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.

The Funds may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or to which the Funds expect to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, the Fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

"Interest rate swaps" involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to the Fund because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a Fund's investments and its share price and yield. A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a Fund. A Fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a Fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.


Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Commodity-Linked Derivatives. The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a Fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Fund will not be considered a "commodity pool." Additionally, from time to time a Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of each Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund, with headquarters at 345 Park Avenue, New York, New York 10154. Under the supervision of the Board of Trustees of the Trust, DIMA makes each Fund's investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. The Funds' Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Advisor's duties are described in more detail below. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Investment Management Agreement

Pursuant to the investment management agreement (the "Agreement"), the Advisor provides continuing investment management of the assets of the Funds. In addition to the investment management of the assets of the Funds, the Advisor determines the investments to be made for each Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with each Fund's policies as stated in its Prospectuses and SAIs, or as adopted by each Fund's Board. The Advisor will also monitor, to the extent not monitored by the Funds' administrator or other agent, each Fund's compliance with its investment and tax guidelines and other compliance policies. The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor provides assistance to the Funds' Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a Fund.

Pursuant to the Agreement, (unless otherwise provided in the agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Funds, including each Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement provides that each Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Funds, the Funds' custodian, or other agents of the Funds; taxes and governmental fees; fees and expenses of the Funds' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Funds; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Funds, including a majority of the Board who are not interested persons of the Funds, and, if required by applicable law, subject to a majority vote of each Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice.

The Agreement for each Fund will continue in effect from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of the respective Fund.

The Funds do not directly bear any management fees, although the Funds directly bear other Fund fees and expenses. In addition, shareholders of the Funds indirectly bear their pro rata share of the cost of operating the Underlying DWS Funds in which the Funds invest in their capacity as a shareholder of the Underlying DWS Funds and any ETFs in which the Funds invest.


The Advisor has contractually agreed through November 30, 2010 to waive and/or reimburse fund expenses of DWS LifeCompass Retirement Fund to the extent necessary to maintain the fund's total operating expenses at 0.62%, 1.37%. 1.37% and 0.37% for Class A, Class B, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.62%). The Advisor has contractually agreed through November 30, 2010 to waive and/or reimburse fund expenses of DWS LifeCompass 2015 Fund to the extent necessary to maintain the fund's total operating expenses at 0.58%, 1.33%, 1.33% and 0.33% for Class A, Class B, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.61%).

The Advisor has contractually agreed through November 30, 2010 to waive and/or reimburse fund expenses of DWS LifeCompass 2020 Fund to the extent necessary to maintain the fund's total operating expenses at 0.59%, 1.34%, 1.34% and 0.34% for Class A, Class B, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.62%).

The Advisor has contractually agreed through November 30, 2010 to waive and/or reimburse fund expenses of DWS LifeCompass 2030 Fund to the extent necessary to maintain the fund's total operating expenses at 0.58%, 1.33%, 1.33% and 0.33% for Class A, Class B, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.65%).

The Advisor has contractually agreed through November 30, 2010 to waive and/or reimburse fund expenses of DWS LifeCompass 2040 Fund to the extent necessary to maintain the fund's total operating expenses at 0.55%, 1.30% and 0.30% for Class A, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage, interest expense, and acquired funds (underlying funds) fees and expenses (estimated at 0.66%).


From time to time, Deutsche Bank or an affiliate (collectively, "DB") may at its sole discretion invest its own assets in shares of each Fund ("proprietary investment") for such purposes it deems appropriate, including investments designed to assist in the management of each Fund's portfolio. Any proprietary investment may be hedged and, in that event, the return on the proprietary investment, net of the effect of the hedge, would be expected to differ from the return of each Fund. DB has no obligation to make any proprietary investments and the amount of any proprietary investment that is made may or may not be significant in comparison to the level of assets of each Fund. In the event that a proprietary investment is made, except as otherwise required under the Investment Company Act of 1940, DB would be permitted to redeem the investment at such time that it deems appropriate.



The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Compensation of Portfolio Managers


Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary - Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation - Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the portfolio manager's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of Deutsche Bank policies and procedures.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining variable compensation than the qualitative portion.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                       DWS
                   LifeCompass        DWS             DWS            DWS            DWS        Dollar Range of All
Name of             Retirement    LifeCompass     LifeCompass    LifeCompass    LifeCompass            DWS
Portfolio Manager      Fund        2015 Fund       2020 Fund      2030 Fund      2040 Fund      Fund Shares Owned
-----------------      ----        ---------       ---------      ---------      ---------      -----------------

Inna Okounkova     $1 - $10,000   $1 - $10,000   $1 - $10,000     $10,001 -     $1 - $10,000   $100,001 - $500,000
                                                                   $50,000
Robert Wang        $1 - $10,000   $1 - $10,000   $1 - $10,000    $1 - $10,000   $1 - $10,000   $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is as of the Fund's most recent fiscal year end.

DWS LifeCompass Retirement Fund

Other SEC Registered Investment Companies Managed:

                                      Number of         Total Assets of    Number of Investment     Total Assets of
                                     Registered           Registered         Company Accounts         Performance-
                                      Investment          Investment               with                  Based
Name of Portfolio Manager              Companies            Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------            ---------       ---------------------     ------------

Inna Okounkova                            11             $2,967,964,681              0                    $0
Robert Wang                               41            $14,377,397,081              0                    $0

DWS LifeCompass 2015 Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of     Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
                                      ----------          ----------               ----            -----------------
Name of Portfolio Manager             Companies            Companies       Performance-Based Fee     Fee Accounts

Inna Okounkova                            11             $2,886,063,020              0                    $0
Robert Wang                               41            $14,295,495,420              0                    $0

DWS LifeCompass 2020 Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager             Companies            Companies       Performance-Based Fee     Fee Accounts
-------------------------             ---------            ---------       ---------------------     ------------

Inna Okounkova                            11             $2,854,694,643              0                    $0
Robert Wang                               41            $14,264,127,043              0                    $0

DWS LifeCompass 2030 Fund

Other SEC Registered Investment Companies Managed:

                                       Number of       Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

Inna Okounkova                            11              $3,017,277,851             0                    $0
Robert Wang                               41             $14,426,710,250             0                    $0

DWS LifeCompass 2040 Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

Inna Okounkova                            11              $3,049,629,572             0                    $0
Robert Wang                               41             $14,459,061,971             0                    $0

DWS LifeCompass Retirement Fund, DWS LifeCompass 2015 Fund, DWS LifeCompass 2020
Fund, DWS LifeCompass 2030 Fund, DWS LifeCompass 2040 Fund

Other Pooled Investment Vehicles Managed:


                                      Number of      Investment Vehicle       Number of Pooled
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based     Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------

Inna Okounkova                              3                $64,068,750             0                    $0
Robert Wang                                34             $1,686,842,736             0                    $0

DWS LifeCompass Retirement Fund, DWS LifeCompass 2015 Fund, DWS LifeCompass 2020
Fund, DWS LifeCompass 2030 Fund, DWS LifeCompass 2040 Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other    Performance-Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------          --------------          --------                 ---          ------------------

Inna Okounkova                              1               $33,096,274              0                        $0
Robert Wang                                34            $6,417,013,281              4               $33,263,663

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund's Board.





Fees and Expenses of Underlying DWS Funds


As noted above, the Funds will bear their pro rata share of the Underlying DWS Funds' fees and expenses. In addition, certain Underlying DWS Funds impose a fee upon the redemption or exchange of shares held for less than one year. The fees, which amount to 2% of the net asset value of the shares being redeemed or exchanged, are assessed and retained by the Underlying DWS Funds for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment in the Underlying DWS Fund. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiary and does not benefit the Advisor in any way. Each such Underlying DWS Fund reserves the right to modify the terms of or terminate this fee at any time. As a shareholder of such Underlying DWS Funds, the Funds will be subject to such fees. Under normal market conditions, the Funds will seek to avoid taking action that would result in the imposition of such a fee. However, in the event that a fee is incurred, the net assets of the Fund would be reduced by the amount of such fees that are assessed and retained by the Underlying DWS Funds for the benefit of their shareholders.

The management fees and total operating expenses of the Underlying DWS Funds during their most recent fiscal year as reflected in the funds' currently effective prospectuses are described in the following table. Reimbursement and or waiver arrangements applicable to certain Underlying DWS Funds caused the net fees and/or expenses for those funds to be lower than the values below.

                                                      Fiscal Year       Management
Name of Fund                                              End             Fees (%)      Total Expenses     Net Expenses
------------                                              ---             --------      --------------     ------------


DWS Blue Chip Fund                                       10/31              0.47*             0.69            N/A
DWS Capital Growth Fund                                   9/30               0.46             0.73            N/A
DWS Commodity Securities Fund(1)                          6/30               0.95             1.34            N/A
DWS Disciplined Market Neutral Fund(2)                    8/31               1.25             3.03            2.75
DWS Disciplined Long/Short Growth Fund(3)                 4/30               1.00             3.88            1.83
DWS Emerging Markets Equity Fund(4)                      10/31               1.01             1.38            N/A
DWS Emerging Markets Fixed Income Fund(5)                10/31              0.69**            0.88            N/A
DWS Equity 500 Index Fund(6)                             12/31               0.05             0.24            N/A
DWS Communications Fund(7)  (8)                          12/31               0.95             1.33            N/A
DWS Core Fixed Income Fund(9)                            10/31               0.40             0.58            N/A
DWS Floating Rate Plus Fund(10)                           5/31               0.65             1.45            0.95
DWS Global Thematic Fund(11)                              8/31               0.83             1.14            N/A
DWS Global Bond Fund(12)                                 10/31              0.41**            0.96            N/A
DWS Global Opportunities Fund(13)                        10/31             0.92***            1.11            N/A
DWS GNMA Fund(14)                                         9/30               0.32             0.45            N/A
DWS Gold & Precious Metals Fund(15)                      10/31             0.82***            1.03            N/A
DWS Europe Equity Fund                                   10/31               0.65             0.90            N/A
DWS Growth & Income Fund                                 12/31               0.35             0.51            N/A
DWS Health Care Fund                                      5/31               0.77             1.12            N/A
DWS High Income Fund                                      9/30             0.45****           0.67            N/A
DWS High Income Plus Fund(16)(17)                        10/31               0.50             0.76            0.64
DWS Dreman Mid Cap Value Fund(18)                        10/31            0.75*****           1.05            1.00
DWS Strategic Value Fund(19)                             11/30               0.69             0.89            N/A
DWS Core Plus Income Fund                                 1/31               0.45             0.65            N/A
DWS Inflation Protected Plus Fund(20)(21)                 9/30               0.40             0.74            0.70
DWS International Fund(22)                                8/31               0.56             0.80            N/A
DWS Diversified International Equity Fund(23)            10/31               0.70             1.13            N/A
DWS International Value Opportunities Fund(24)            8/31               0.80             2.11            1.27
DWS Large Cap Value Fund                                 11/30               0.42             0.57            N/A
DWS Large Company Growth Fund                             7/31               0.62             0.83            N/A
DWS Latin America Equity Fund                            10/31               1.10             1.44            N/A
DWS Mid Cap Growth Fund(25)                               9/30               0.63             1.04            N/A
DWS Money Market Prime Series - DWS Cash                  7/31               0.16             0.51            N/A
Investment Trust(26)(27)
DWS Money Market Series --  Institutional                12/31              0.12+             0.29            0.15
Shares(28)(29)(30)
DWS RREEF Global Real Estate Securities Fund(31)(32)     12/31               1.00             1.27            N/A
DWS RREEF Real Estate Securities Fund                    12/31               0.39             0.63            N/A
DWS S&P 500 Index Fund(33)(34)                           12/31               0.05             0.44            N/A
DWS S&P 500 Plus Fund                                     2/28              0.50++            0.50            N/A
DWS Short Duration Fund(35)(36)(37)                      10/31               0.40             0.68            N/A
DWS Short Duration Plus Fund(38)                          9/30               0.36             0.54            N/A
DWS Small Cap Growth Fund(39)                             9/30               0.65             0.99            N/A
DWS Small Cap Core Fund                                   9/30               0.67             1.21            N/A
DWS Dreman Small Cap Value Fund                          11/30               0.72             0.83            N/A
DWS Technology Fund                                      10/31             0.46****           0.75            N/A
DWS U.S. Bond Index Fund(40)(41)(42)                     12/31               0.15             0.43            N/A
DWS RREEF Global Infrastructure Fund(43)(44)             12/31               0.90             1.49            1.35

* Restated on an annualized basis to reflect fee changes that took effect on June 1, 2008.

** Restated on an annualized basis to reflect fee changes that took effect on December 1, 2008.

*** Restated on an annualized basis to reflect fee changes that took effect on October 1, 2008.

**** Restated on an annualized basis to reflect fee changes that took effect on May 1, 2008.

***** Restated on an annualized basis to reflect approved fee changes that took place on July 28, 2008.

+        The management fee is paid at the Portfolio level.

++ An Unitary Fee is paid to the Advisor for investment management services and for assuming responsibility for the payment of all of the Fund's day-to-day expenses in the ordinary course of business, with the exception of distribution fees and expenses, interest, taxes, brokerage or other portfolio trading expenses or for extraordinary expenses. Beginning on January 1, 2010, the fund's Unitary Fee may be increased or decreased due to the effect of a performance adjustment.

(1) Through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.35% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and indirect fees and expenses of acquired funds (underlying funds).

(2) Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.45% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales (estimated at 1.30%).

(3) Through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at ratios no higher than 1.20% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, leverage expenses and dividend expenses on short sales.

(4) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.65% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(5) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.05% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(6) The Advisor has voluntarily agreed to waive a portion of its fees and reimburse expenses for the fund, including expenses allocated from the Portfolio, so that total operating expenses of the fund will not exceed 0.15% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.

(7) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.29% for Institutional Class shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest.

(8) From October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at a ratio no higher than 1.70% for Institutional Class shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest.

(9) The Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses will not exceed 0.55% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.

(10) Through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.95% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(11) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 1.40% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(12) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.01% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(13) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.32% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(14) The investment advisor has contractually agreed through January 31, 2010 to waive a portion of its fees and reimburse expenses so that total annual operating expenses will not exceed 0.64% for Institutional Class excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(15) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 1.19% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(16) Through May 11, 2010, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.12% of the fund's average daily net assets.

(17) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.89% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(18) Through February 28, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(19) Through October 20, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.83% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(20) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.65% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(21) From October 1, 2009 to January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 0.70% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense.

(22) Through November 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.88% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(23) The Advisor has agreed to voluntarily waive a portion of its fees and reimburse or pay operating expenses of the fund so that total annual operating expenses of the fund will not exceed 0.92% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Advisor may, at its discretion, revise or discontinue this arrangement at any time.

(24) Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 1.27% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(25) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.18% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(26) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.67% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(27) Effective October 1, 2009 through March 9, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.72% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(28) The Portfolio's Advisor has contractually agreed through July 29, 2010 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the annual expenses of the Portfolio at 0.15% of the Portfolio's average daily net assets. (A further discussion of the relationship between the fund and the Portfolio appears in the "Who Manages and Oversees the Fund _ Organizational Structure" section of the prospectus.)

(29) Through July 29, 2010, the Advisor has contractually agreed to waive all or a portion of its administrative services fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.15% for Institutional Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(30) From time to time, the Advisor may voluntarily waive or reimburse certain operating expenses of the Portfolio and/or the fund. These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

(31) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.26% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(32) From October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at a ratio no higher than 1.35% for Institutional Class shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest.

(33) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses for the fund, including expenses allocated from the Portfolio, to the extent necessary to maintain the fund's total operating expenses at 0.37% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(34) From October 1, 2009 to April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the fund, including expense allocated from the Portfolio, to the extent necessary to maintain the fund's total operating expenses at a ratio no higher than 0.52% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(35) Through November 30, 2009, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.182% of the fund's average daily net assets.

(36) The Advisor has voluntarily agreed to waive a portion of its fees and reimburse expenses so that total operating expenses of the fund will not exceed 0.45% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.

(37) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 0.63% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(38) Through September 30, 2009 the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.64% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

(39) Through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(40) The Advisor has voluntarily agreed to waive a portion of its fees and reimburse expenses so that total operating expenses of the fund will not exceed 0.15% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.

(41) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.34% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(42) From October 1, 2009 to April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at a ratio no higher than 0.45% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(43) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.25% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(44) From October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at a ratio no higher than 1.35% for Institutional Class shares, excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest.


The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Codes of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Each Fund has entered into an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to each Fund including, among others, providing the Funds with personnel, preparing and making required filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Funds' average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides the Funds with personnel; arranges for the preparation and filing of each Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Funds' prospectuses and statements of additional information as well as other reports required to be filed by the SEC; maintains each Fund's records; provides the Funds with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of each Fund; assists in the resolution of accounting issues that may arise with respect to the Funds; establishes and monitors each Fund's operating expense budgets; reviews and processes each Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Funds, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.


For the year ended August 31, 2009, DIMA charged $90,838 as compensation for administrative services provided to DWS LifeCompass Retirement Fund, of which $53,623 was waived. For the year ended August 31, 2009, DIMA received $170,747 and $190,652 as compensation for administrative services provided to DWS LifeCompass 2015 Fund and DWS LifeCompass 2020 Fund, respectively. For the year ended August 31, 2009, DIMA received $31,638 and $5,840 as compensation for administrative services provided to DWS LifeCompass 2030 Fund and DWS LifeCompass 2040 Fund, respectively, all of which was waived.


For the year ended August 31, 2008, DIMA received $139,294, $285,134 and $295,606 as compensation for administrative services provided to DWS LifeCompass Retirement Fund, DWS LifeCompass 2015 Fund and DWS LifeCompass 2020 Fund, respectively. For the year ended August 31, 2008, DIMA received $41,077 as compensation for administrative services provided to DWS LifeCompass 2030 Fund, all of which was waived. For the period November 15, 2007 (commencement of operations) through August 31, 2008, DIMA received $1,882 as compensation for administrative services provided to DWS LifeCompass 2040 Fund, all of which was waived.

For the year ended August 31, 2007, DIMA received $145,630, $321,480, $323,731 and $50,000 (of which $50,000 was waived) as compensation for administrative services provided to DWS LifeCompass Retirement Fund, DWS LifeCompass 2015 Fund, DWS LifeCompass 2020 Fund and DWS LifeCompass 2030 Fund, respectively.


Distributor

Classes A, B and C Shares. Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement"), DWS Investments Distributors, Inc. ("DIDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of each Fund, as applicable and acts as agent of each Fund in the continuous offering of such shares. Each Distribution Agreement will continue from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of each Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by DIDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Funds pay the cost for the prospectuses and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of such shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," DIDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. DIDI receives no compensation from the Funds as principal underwriter for Class A shares. DIDI receives compensation from the Funds as principal underwriter for Class B and Class C shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders, as applicable, under a Shareholder Services Agreement (the "Services Agreement") with DIDI. Each Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. Each Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by DIDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. With respect to any class, each Services Agreement may not be amended to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreements, DIDI may provide or appoint various broker-dealer firms and other service or administrative firms to provide information and services to investors in a Fund. Typically, DIDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the Services Agreements, including the payment of a service fee to firms. As indicated below, DIDI receives compensation from the Funds for its services under the Services Agreements.

Class S Shares. With respect to Class S shares, each of the Trusts, on behalf of its respective Fund, has an underwriting agreement with DIDI ("Underwriting Agreement"). The Trusts' Underwriting Agreements will remain in effect from year to year only if their continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such Agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.

Under the Underwriting Agreement, each Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of Class S shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by DIDI); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of Class S shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for Class S share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and DIDI.

Under the Underwriting Agreement, DIDI will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's Class S shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of Class S shares of each Fund to the public. DIDI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of Class S shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

DIDI currently offers Class S shares of each Fund on a continuous basis to investors in all states in which Class S shares of each Fund may from time to time be registered or where permitted by applicable law. The Underwriting Agreement provides that DIDI accepts orders for Class S shares at net asset value as no sales commission or load is charged to the investor. DIDI has made no firm commitment to acquire Class S shares of each Fund.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DIDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund's Services Agreement with DIDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Although Class S shares of the Funds do not have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Trusts pursuant to a 12b-1 Plan, if any, adopted by the Trusts, notwithstanding any other provision to the contrary in the applicable Distribution Agreement or Underwriting Agreement.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DIDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and Class C shares that are used by DIDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease, and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

Distribution Services. For its services under the Distribution Agreement, DIDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DIDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. Effective January 1, 2006, DIDI no longer advances the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable Fund. DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Shareholder Services. For its services under the Services Agreement, DIDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of the Fund, as applicable.

With respect to Class A of a Fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A of a Fund, commencing with the month after investment. With respect to Class B and (except as noted above) Class C Shares of a Fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DIDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Certain directors or officers of the Funds are also directors or officers of the Advisor or DIDI, as indicated under "Directors and Officers."






                                     -----------------------------------------------------------
                                        12b-1 Compensation to Underwriter and Firms for the
                                           Twelve-Month Period Ended September 30, 2009
                                     -----------------------------------------------------------



                                         12b-1          12b-1
                                     Distribution    Shareholder     12b-1 Compensation Paid
                                         Fees       Services Fees            to Firms
                                         ----       -------------            --------
DWS LifeCompass 2015     Class A                $0        $168,337            $169,537
Fund
                         Class B           $78,763         $22,268             $25,701
                         Class C          $133,204         $41,149             $42,534
DWS LifeCompass 2020     Class A                $0        $152,420            $152,674
Fund
                         Class B          $104,906         $36,505             $34,492
                         Class C          $146,289         $50,033             $47,951
DWS LifeCompass 2030     Class A                $0         $46,597             $47,131
Fund
                         Class B           $13,747          $5,079              $4,306
                         Class C           $36,553         $11,965             $12,052
DWS LifeCompass 2040     Class A                $0          $7,721              $7,828
Fund
                         Class C            $1,358            $694                $449
DWS LifeCompass          Class A                $0         $59,613             $60,267
Retirement Fund
                         Class B           $26,147          $7,342             $10,937
                         Class C           $63,500         $21,853             $97,257

                                    ------------------------------------------------------------------------------
                                                Other Expenses Paid by Underwriter for the
                                               Twelve-Month Period Ended September 30, 2009
                                    ------------------------------------------------------------------------------
                                       Advertising,
                                          Sales,
                                        Literature
                                            and                        Marketing
                                        Promotional     Prospectus     and Sales     Postage and     Imputed
                                         Materials       Printing       Expenses       Mailing      Interest
                                         ---------       --------       --------       -------      --------
DWS LifeCompass 2015     Class A                  $0        $169,537       $51,459         $7,346       $3,518
Fund
                         Class B              $7,280         $32,982        $1,079           $162          $75
                         Class C            $158,725        $201,259        $4,456           $662         $293


DWS LifeCompass 2020     Class A                  $0        $152,674       $56,452         $8,112       $3,753
Fund
                         Class B             $25,904         $60,396        $3,184           $459         $221
                         Class C            $140,700        $188,651        $5,128           $740         $346

DWS LifeCompass 2030     Class A                  $0         $47,131       $28,271         $4,257       $1,749
Fund
                         Class B              $5,187          $9,493          $710           $106          $48
                         Class C             $34,563         $46,615        $2,750           $406         $180

DWS LifeCompass 2040     Class A                  $0          $7,828       $10,992         $1,621         $691
Fund
                         Class C              $1,315          $1,764          $133            $19           $8

DWS LifeCompass          Class A             $26,128          $1,054      $167,114           $709           $0
Retirement Fund
                         Class B                $423             $18        $3,869             $8       $3,499
                         Class C              $3,233            $139       $25,739            $41           $0



Custodian

State Street Bank and Trust Company (the "Custodian" or "SSB"), Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, MA 02111, as custodian, has custody of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. The custodian's fee may be reduced by certain earnings credits in favor of each Fund.


Transfer Agent


DWS Investments Service Company ("DISC" or the "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for all classes of the Fund/Portfolio. The Transfer Agent receives an annual service fee for each account of the Fund/Portfolio, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund/Portfolio. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund/Portfolio or are paid directly by the Fund/Portfolio. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by the Fund/Portfolio with the prior approval of the Fund's/Portfolio's Board.


DWS LifeCompass Retirement Fund: For the fiscal year ended August 31, 2007, the amount charged by DISC aggregated $66,681 (of which $5,317 was waived) for Class A shares, $6,185 for Class B shares, $10,917 (of which $6,237 was waived) for Class C shares and $190,474 (of which $90,206 was waived) for Class S shares. For the fiscal year ended August 31, 2008, the amount charged by DISC aggregated $76,678 (of which $52,496 was waived) for Class A shares, $9,453 (of which $7,817 was waived) for Class B shares, $11,308 (of which $11,308 was waived) for Class C shares and $134,740 (of which $109,528 was waived) for Class S shares. For the fiscal year ended August 31, 2009, the amount charged by DISC aggregated $53,689 (of which $50,137 was waived) for Class A shares, $7,159 (all of which was waived) for Class B shares, $11,480 (of which $10,387 was waived) for Class C shares and $89,871 (all of which was waived) for Class S shares.

DWS LifeCompass 2015 Fund: For the fiscal year ended August 31, 2007, the amount charged by DISC aggregated $210,437 (of which $42,756 was waived) for Class A shares, $39,304 (of which $8,526 was waived) for Class B shares, $40,834 (of which $6,019 was waived) for Class C shares and $294,143 (of which $69,411 was waived) for Class S shares. For the fiscal year ended August 31, 2008, the amount charged by DISC aggregated $227,521 (of which $141,517 was waived) for Class A shares, $32,523 (of which $25,845 was waived) for Class B shares, $36,313 (of which $24,468 was waived) for Class C shares and $244,518 (of which $166,445 was waived) for Class S shares. For the fiscal year ended August 31, 2009, the amount charged by DISC aggregated $153,309 (of which $151,255 was waived) for Class A shares, $22,188 (all of which was waived) for Class B shares, $28,177 (all of which was waived) for Class C shares and $155,104 (all of which was waived) for Class S shares.

DWS LifeCompass 2020 Fund: For the fiscal year ended August 31, 2007, the amount charged by DISC aggregated $208,044 (of which $48,894 was waived) for Class A shares, $51,119 (of which $17,294 was waived) for Class B shares, $56,192 (of which $17,223 was waived) for Class C shares and $429,456 (of which $176,799 was waived) for Class S shares. For the fiscal year ended August 31, 2008, the amount charged by DISC aggregated $191,499 (of which $124,960 was waived) for Class A shares, $40,993 (of which $37,330 was waived) for Class B shares, $47,755 (of which $40,080 was waived) for Class C shares and $347,286 (of which $249,172 was waived) for Class S shares. For the fiscal year ended August 31, 2009, the amount charged by DISC aggregated $159,062 (of which $141,407 was waived) for Class A shares, $29,676 (all of which was waived) for Class B shares, $38,855 (all of which was waived) for Class C shares and $261,303 (of which $241,763 was waived) for Class S shares.

DWS LifeCompass 2030 Fund: For the fiscal year ended August 31, 2007, the amount charged by DISC aggregated $30,445 (of which $28,937 was waived) for Class A shares, $7,457 (of which $7,457 was waived) for Class B shares, $14,368 (of which $14,368 was waived) for Class C shares and $7,087 (of which $7,087 was waived) for Class S shares. For the fiscal year ended August 31, 2008, the amount charged by DISC aggregated $38,633 (of which $35,956 was waived) for Class A shares, $7,089 (of which $7,089 was waived) for Class B shares, $14,829 (of which $14,829 was waived) for Class C shares and $11,594 (of which $11,594 was waived) for Class S shares. For the fiscal year ended August 31, 2009, the amount charged by DISC aggregated $46,423 (of which $45,532 was waived) for Class A shares, $7,109 (all of which was waived) for Class B shares, $13,139 (all of which was waived) for Class C shares and $14,927 (all of which was waived) for Class S shares.

DWS LifeCompass 2040 Fund: For the period November 15, 2007 (commencement of operations ) through August 31, 2008, the amount charged by DISC aggregated $1,060 (of which $126 was waived) for Class A shares, $242 (of which $13 was waived) for Class C shares and $3,386 (of which $1,468 was waived) for Class S shares. For the fiscal year ended August 31, 2008, the amount charged by DISC aggregated $7,504 (of which $6,330 was waived) for Class A shares, $748 (all of which was waived) for Class C shares and $6,271 (all of which was waived) for Class S shares.


Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

The Funds, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as legal counsel to each Fund and to the Independent Trustees.


Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds' Prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, 125 High Street, Boston, Massachusetts 02110, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


                             PORTFOLIO TRANSACTIONS

Portfolio Transactions of the Underlying DWS Funds

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for the Fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a fund for such purchases. During the last three fiscal years each fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

During the last three fiscal years, the Funds paid the following amounts in brokerage commissions:

Fund                                  2009              2008               2007
----                                  ----              ----               ----


DWS Life Compass Retirement Fund     $3,855             $275                $0
DWS LifeCompass 2015 Fund            $6,178             $508                $0
DWS LifeCompass 2020 Fund            $6,106             $887                $0
DWS LifeCompass 2030 Fund            $2,927             $104                $0
DWS LifeCompass 2040 Fund            $1,144             $168                $0


Securities of Regular Broker-Dealers. Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each Fund has acquired during the most recent fiscal year. As of August 31, 2009, each Fund did not hold securities of its regular brokers or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:


                                                                    FY 2009          FY 2008         FY 2007
                                                                   Portfolio        Portfolio       Portfolio
                                                       Fiscal    Turnover Rate   Turnover Rate      Turnover
Name of Fun                                           Year End     (%) (1)         (%) (1,2)     Rate (%) (2)
-----------                                           --------     -------         ---------     ------------

DWS LifeCompass Retirement Fund                          8/31          41              48              21
DWS LifeCompass 2015 Fund                                8/31          32              29              21
DWS LifeCompass 2020 Fund                                8/31          32              31              22
DWS LifeCompass 2030 Fund                                8/31          40              30              20
DWS LifeCompass 2040 Fund                                8/31          30            17**(b)          NA(a)
DWS Blue Chip Fund                                      10/31        NA(3)             140             266
DWS Capital Growth Fund                                  9/30        NA(3)             27              28
DWS Commodity Securities Fund                            6/30         113              145             117
DWS Disciplined Market Neutral Fund                      8/31         525              967         1,009**(c)
DWS Disciplined Long/Short Growth Fund                   4/30         595              450          229**(d)
DWS Large Cap Value Fund                                11/30        NA(3)             104             86
DWS Emerging Markets Equity Fund                        10/31        NA(3)             81              98
DWS Emerging Markets Fixed Income Fund                  10/31        NA(3)             99              173
DWS Equity 500 Index Fund                               12/31        NA(3)              6               5
DWS Communications Fund                                 12/31        NA(3)             118             39
DWS Core Fixed Income Fund                              10/31        NA(3)             223             194
DWS Floating Rate Plus Fund                              5/31          57            25**(e)           NA
DWS Global Thematic Fund                                 8/31         210              202             151
DWS Global Bond Fund                                    10/31        NA(3)             146             237
DWS Global Opportunities Fund                           10/31        NA(3)             20              21
DWS GNMA Fund                                            9/30        NA(3)             220             189
DWS Gold & Precious Metals Fund                         10/31        NA(3)             79              52
DWS Europe Equity Fund                                  10/31        NA(3)             43              105
DWS Growth & Income Fund                                 9/30        NA(3)             154             271
DWS Health Care Fund                                     5/31          29              27              31
DWS High Income Fund                                     9/30        NA(3)             61              66
DWS High Income Plus Fund                               10/31        NA(3)             35              75
DWS Strategic Value Fund                                11/30        NA(3)             26              27
DWS Dreman Mid Cap Value Fund                           11/30        NA(3)             60              82
DWS Core Plus Income Fund                                1/31         203              150             151
DWS Inflation Protected Plus Fund                        9/30        NA(3)             91              167
DWS International Fund                                   8/31         108              133             104
DWS Diversified International Equity Fund               10/31        NA(3)             154             119
DWS International Value Opportunities Fund               8/31         129              197             127
DWS Large Company Growth Fund                            7/31          62              43              23
DWS Large Cap Value Fund                                11/30        NA(3)             104             86
DWS Latin America Equity Fund                           10/31        NA(3)             37              62
DWS Mid Cap Growth Fund                                  9/30        NA(3)             82              56
DWS Money Market  Prime Series - DWS Cash  Investment    7/31
     Trust (4)                                                         --               --              --
DWS Money Market Series -- Institutional Shares (4)      12/31         --               --              --
DWS RREEF Global Real Estate Securities Fund            12/31        NA(3)             77              71
DWS RREEF Real Estate Securities Fund                   12/31        NA(3)             84              81
DWS S&P 500 Index Fund                                  12/31        NA(3)              6               5
DWS S&P 500 Plus Fund                                    2/28          75              51              81
DWS Short Duration Fund                                 10/31        NA(3)             181             230
DWS Short Duration Plus Fund                             9/30        NA(3)             83              57
DWS Small Cap Growth Fund                                9/30        NA(3)             82             64(f)
DWS Small Cap Core Fund                                  9/30        NA(3)             304             202
DWS Dreman Small Cap Value Fund                         11/30        NA(3)             62              60
DWS Technology Fund                                     10/31        NA(3)             76              79
DWS U.S. Bond Index Fund                                12/31        NA(3)             47              35
DWS RREEF Global Infrastructure Fund                    12/31        NA(3)          243**(g)          NA(a)


(1)      As of each Underlying DWS Fund's most recent fiscal reporting period.

(2)      As of each Underlying DWS Fund's previous fiscal reporting period.


(3) Fund has not yet filed its fiscal year 2009 financial information, therefore information for fiscal year 2008 and 2007 are included.


(4) DWS Money Market Series -- Institutional Shares is a money market fund and by definition does not have a portfolio turnover rate.

**       Not Annualized

(a)      Fund has not commenced operations as of the date.

(b)      Commenced operations on November 15, 2007.

(c)      Commenced operations on October 16, 2006.

(d)      Commenced operations on November 16, 2006.




(e)      Commenced operations on June 29, 2007.

(f) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.





(g)      Commenced operations on June 24, 2008.


For certain Underlying DWS Funds, the increase in portfolio turnover rates for the most recent fiscal year was due to the general market conditions and increased volatility.

                        PURCHASE OR REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

If a distribution check is returned to the Fund, or its agents, as undeliverable; such distribution will be reinvested in shares of the same Fund and class at the next determined net asset value after receipt by the Fund, or its agents, of the returned distribution check.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for each Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at each Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of each Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Focus list funds," "Extended list funds" or "Index funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;

o        The Fund's competitive performance;

o        The Fund's Morningstar rating;

o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds on the Focus list and Extended list represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Focus list funds, less for Extended list funds and the lowest for Index funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the Focus list compensation category. As described above, the fund category assignments are reviewed periodically and are subject to change.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Focus list or Extended list funds over Index funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with an additional purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-investments.com or calling (800) 621-1048 for Class A and C shares and
(800) 728-3337 for Class S shares. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by their prospectuses and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the fund prospectus.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

In addition to the discounts or commissions described herein and the Prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two compensation schedules up to the following amounts:

             Compensation Schedule #1: Retail Sales and DWS Flex Plan(1)
             -----------------------------------------------------------

Amount of Shares Sold                     As a Percentage of Net Asset Value
---------------------                     ----------------------------------

$1,000,000 but less than $3,000,000                     1.00%
$3,000,000 but less than $50,000,000                    0.50%
$50,000,000 and greater                                 0.25%

                  Compensation Schedule #2: DWS Retirement Plans(2)
                  -------------------------------------------------

Amount of Shares Sold                       As a Percentage of Net Asset Value
---------------------                       ----------------------------------

$3,000,000 and greater                                0.00% - 0.50%

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ----------------         --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                               0.00**                  0.00**                ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by DIDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. Each Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as "DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates into a DWS Investments IRA;

(n)      reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of each Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds' Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.


As described in the prospectus, effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.


Class C Purchases. Class C shares of each Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds' Prospectuses and SAI.

Class S Purchases. Class S shares of the fund will generally not be available to new investors. Information on eligibility for purchasing Class S is set forth in the section entitled "Investing in the Fund" in the prospectus.

Multi-Class Suitability

DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").

The following provisions apply to DWS Investments Flex Plans.

a. Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Funds are not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for Class A and C shares and (800) 728-3337 for Class S shares for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

A Fund may suspend or postpone redemptions as permitted by section 22(e) of the Investment Company Act.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-621-1048.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain conditions);

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;

(f) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and

(j) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(l) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of certain other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shareholders who exchange their shares out of a DWS money market fund (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund) into Class A shares of certain other DWS funds, will generally be subject to the applicable sales charge.


Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call (800) 621-1048 for Class A shares and (800) 728-3337 for Class S shares.


Shareholders may obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.

Class A to Class S in the Same Fund Exchange Privilege. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

Each Fund generally intends to distribute to its shareholders all or substantially all of its net investment income and net realized capital gains. However, if a Fund determines that it is in the interest of its shareholders, a Fund may retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated as having received their share of such gains, but will then be able to claim a credit against their federal tax liability for the federal income tax the Fund pays on such gain. If a Fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, that Fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS LifeCompass Retirement Fund and DWS LifeCompass 2015 Fund intend to distribute dividends from their net investment income excluding net short-term capital gains on a quarterly basis, in March, June, September and December. DWS LifeCompass 2020 Fund, DWS LifeCompass 2030 Fund and DWS LifeCompass 2040 Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryovers, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash. Each Fund will reinvest dividend checks (and future dividends) in shares of the same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions are generally taxable, whether made in shares of the Funds or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. Early each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code. In any event, each Fund intends to make sufficient distributions of net investment income and net capital gain to satisfy the minimum distribution requirements applicable to regulated investment companies under the Code. See "Taxes" below.

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. The summary is based on the Code, US Treasury Regulations, and other applicable authority as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

Taxation of the Funds. Each Fund has elected to be treated and intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify for the special tax treatment accorded RICs, each Fund must among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income (if any), for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph
(a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (b) above. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Funds qualify as RICs that are accorded special tax treatment, the Funds will not be subject to federal income tax on income distributed in a timely manner to their shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

As described in "Dividends" above, each Fund intends to distribute at least annually to shareholders all or substantially all of its net investment income, including investment company taxable income (which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses) computed without regard to the dividends-paid deduction, and may distribute its net capital gain. Any investment company taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains, in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed US tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its Capital Gain Dividend (as defined below) purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a RIC is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be, but not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing (i) at least 98% of the Fund's taxable ordinary income for the calendar year, (ii) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (iii) amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For these purposes, each Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Although each Fund's distribution policies should enable it to avoid excise tax liability, each Fund may retain (and be subject to Fund level income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund. However, in any event, each Fund intends to comply with the minimum distribution requirements applicable to RICs under Subchapter M of the Code as described above.

If for any taxable year a Fund were not to qualify for the special federal income tax treatment that is accorded RICs, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions may be eligible (i) to be treated as "qualified dividend income," in the case of individual and other non-corporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011 and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Taxation of Fund Distributions. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund's shares below the shareholder's cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund's net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions derived from net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," a Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund receives dividends from an Underlying DWS Fund that qualifies as a RIC or other RIC, which may include an ETF (each such Underlying DWS Fund and other RIC in which a Fund may invest, an "Underlying RIC"), and the Underlying RIC designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If a Fund receives dividends from an Underlying RIC, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

Transaction in the Funds' Shares. The sale, exchange or redemption of shares of a Fund will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held (or are treated as being held) for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held (or treated as being held) for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Fund-of-Funds Structure. The use of a fund-of-funds structure could affect the amount, timing, and character of distributions from a Fund, and, therefore, may increase the amount of taxes payable by shareholders. Because each Fund intends to invest all or substantially all of its assets in shares of Underlying RICs, its distributable income and gains will normally consist primarily of distributions from the Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to benefit from those losses until (i) the Underlying RIC realizes net gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses (so as to offset distributions of net income or capital gains from other Underlying RICs) when it disposes of shares of the Underlying RIC. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, each Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).

In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to a Fund's sales of shares of an Underlying RIC that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by a Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund's hands on sales of the Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash sale rules, certain related-party transaction rules may cause any losses generated by a Fund on the sale of an Underlying DWS Fund's shares to be deferred (or, in some case, permanently disallowed) if the Fund and the Underlying DWS Fund are part of the same "controlled group" (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and an Underlying DWS Fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying DWS Fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.

Depending on a Fund's percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund's redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying RIC. This would be the case where a Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund would affect the amount and character of income required to be distributed by both the Fund and the Underlying RIC for the year in which the redemption occurred. It is possible that such a dividend would qualify as "qualified dividend income" taxable to individual shareholders at long-term capital gain rates; otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the Underlying RICs directly.

Taxation of Certain Investments Made By Underlying RICs.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by an Underlying RIC will be treated as debt obligations that are issued with original issue discount ("OID"). OID on such a debt security - generally, the difference between its issue price and its stated principal amount - is considered to be interest income to the Underlying RIC and is included in taxable income over the term of the debt security, even though the Underlying RIC will not receive cash interest payments from the security until a later time, usually when the debt security matures. OID imputed income will comprise a part of the investment company taxable income of the Underlying RIC, which must be distributed to shareholders in order to maintain the qualification of the Underlying RIC as a RIC and to avoid federal income and/or excise tax at the Underlying RIC level. In addition, payment-in-kind securities held by the Fund will give rise to income which is required to be distributed and is taxable even though an Underlying RIC holding the securities receives no payments in cash on the securities during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by an Underlying RIC in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its "revised issue price"). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Alternatively, the Underlying RIC may elect to accrue market discount currently. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income. See the statement of additional information for the relevant Underlying RIC for more information.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by an Underlying RIC may be treated as having either OID or "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). Generally, an Underlying RIC will be required to include the OID or acquisition discount in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. An Underlying RIC may make one or more of the elections applicable to debt obligations having acquisition discount or OID which could affect the character and timing of recognition of income.

In addition, if an Underlying RIC invests in high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from an Underlying RIC by its shareholders, including a Fund, to the extent attributable to such portion of accrued original issue discount, would be taxable. If the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction.

If an Underlying RIC holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Underlying RIC actually received. Such distributions may be made from the cash assets of the Underlying RIC or by liquidation of portfolio securities, if necessary. An Underlying RIC may realize gains or losses from such liquidations. In the event an Underlying RIC realizes net capital gains from such transactions, a Fund investing in such an Underlying RIC (and, in turn, that Fund's shareholders) may receive a larger capital gain distribution than it (they) would in the absence of such transactions.

A portion of the interest paid or accrued on certain high yield discount obligations owned by an Underlying RIC may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by an Underlying RIC may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. As described above, the Fund investing in such Underlying RIC may be permitted in turn to designate a portion of its distributions as eligible for the dividends-received deduction.

An Underlying RIC may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for an Underlying RIC. Tax rules are not entirely clear about issues such as whether or to what extent an Underlying RIC should recognize market discount on a debt obligation, when an Underlying RIC may cease to accrue interest, OID or market discount, when and to what extent an Underlying RIC may take deductions for bad debts or worthless securities and how an Underlying RIC should allocate payments received on obligations in default between principal and income.

Foreign Currency Transactions. An Underlying RIC's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options and Futures. In general, option premiums received by an Underlying RIC are not immediately included in the income of the Underlying RIC. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or an Underlying RIC transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by an Underlying RIC is exercised and the Underlying RIC sells or delivers the underlying stock, the Underlying RIC generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Underlying RIC minus (b) the Underlying RIC's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by an Underlying RIC pursuant to the exercise of a put option written by it, the Underlying RIC generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of an Underlying RIC's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Underlying RIC is greater or less than the amount paid by the Underlying RIC (if any) in terminating the transaction. Thus, for example, if an option written by an Underlying RIC expires unexercised, the Underlying RIC generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of an Underlying RIC may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by an Underlying RIC as well as listed non-equity options written or purchased by an Underlying RIC on US exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by an Underlying RIC at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, an Underlying RIC's transactions in other derivative instruments (e.g. forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g. notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by an Underlying RIC are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Underlying RIC, defer losses to the Underlying RIC, and cause adjustments in the holding periods of the Underlying RIC's securities. These rules could therefore affect the amount, timing and/or character of distributions to a Fund investing in the Underlying RIC (and, in turn, to that Fund's shareholders).

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether an Underlying RIC has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

Book-Tax Differences. Certain of an Underlying RIC's investments in derivative instruments and foreign currency-denominated instruments, and any of an Underlying RIC's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If there are differences between an Underlying RIC's book income and the sum of its taxable income and net tax-exempt income (if any), the Underlying RIC may be required to distribute amounts in excess of its book income or a portion of the Underlying RIC's distributions may be treated as a return of capital to shareholders. If an Underlying RIC's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Underlying RIC's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If an Underlying RIC's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Underlying RIC could be required to make distributions exceeding its book income to qualify for treatment as a RIC that is accorded special tax treatment.

Certain Investments in REITs. An Underlying RIC may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or equity interests in taxable mortgage pools ("TMPs"). An Underlying RIC's investments in REIT equity securities may result in the Underlying RIC's receipt of cash in excess of the REIT's earnings; if the Underlying RIC distributes these amounts, these distributions could constitute a return of capital to shareholders of the Underlying RIC for federal income tax purposes.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities held by an Underlying RIC may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. Under current law, a Fund cannot pass through to its shareholders foreign tax credits borne in respect of foreign securities income earned by an Underlying RIC. The Funds are permitted to elect to pass through to their shareholders foreign income taxes it pays only if they directly hold more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an Underlying RIC do not contribute to this 50% threshold. As a result, the Funds will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by an Underlying RIC in certain "passive foreign investment companies" ("PFICs") could potentially subject the Underlying RIC to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Underlying RIC shareholders. However, the Underlying RIC could elect to avoid the imposition of that tax. For example, the Underlying RIC may elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Underlying RIC would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Underlying RIC could also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold (and solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Underlying RIC's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections could accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Underlying RIC to avoid taxation. Making either of these elections therefore may require the Underlying RIC to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Underlying RIC's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income." The Funds will not be entitled to make such elections with respect to indirect PFIC investments through Underlying RICs; rather, the Underlying RICs directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

An Underlying RIC may invest in REITs. Investments in REIT equity securities may result in an Underlying RIC's receipt of cash in excess of the REIT's earnings; if the Underlying RIC distributes these amounts, these distributions could constitute a return of capital to the Underlying RIC for federal income tax purposes. Dividends received by an Underlying RIC from a REIT generally will not constitute qualified dividend income. In addition, any investments in REIT equity securities may require an Underlying RIC to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Underlying RIC may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Underlying RIC from a REIT generally will not constitute qualified dividend income.

Excess Inclusion Income. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income allocated to the Fund from an Underlying RIC or other pass-through entity that is attributable to a residual interest in a real estate mortgage investment conduit ("REMIC") or an equity interest in a taxable mortgage pool ("TMP") (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing indirectly in such interests through an Underlying RIC may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to Fund shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-US shareholder, will not qualify for any reduction in US federal withholding tax.

Tax-Exempt Shareholders. Under current law, the Funds serve to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes "excess inclusion income" derived from indirect investments in residual interests in REMICs or equity interests in TMPs through Underlying RICs, if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a collateralized mortgage obligation (a "CMO") that has elected to be treated as a REMIC can create complex tax consequences, especially if a RIC has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts ("CRTs") that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that directly or indirectly (through an Underlying RIC) recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that directly or indirectly (through an Underlying RIC) recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain individual shareholders, if (i) the shareholder fails to furnish a Fund with a correct "taxpayer identification number" (TIN),
(ii) the shareholder underreports dividend or interest income, or (iii) the shareholder has not certified to a Fund that withholding does not apply. The backup withholding rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-US Shareholders. Distributions properly designated as Capital Gain Dividends generally will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Funds to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign shareholder") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.

However, effective for taxable years of the Funds beginning before January 1, 2010, the Funds are not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Funds ("interest-related dividends"), and (ii) with respect to distributions (other than (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests ("USRPIs") as defined below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Funds ("short-term capital gain dividends"). Depending on the circumstances, the Funds may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. The Funds do not currently intend to make designations of interest-related dividends. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend these exemptions for taxable years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, the intermediary may withhold even if the Funds make a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Funds or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with certain special rules.

Special rules apply to distributions to certain foreign persons from a RIC that is either a "US real property holding corporation" ("USRPHC") or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and RICs and not-greater-than-5% interests in publicly traded classes of stock in REITs and RICs. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs -- USRPIs are defined generally as any interest in US real property or any equity interest in a USRPHC -- the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of these exceptions, and thus do not expect these special tax rules to apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the US federal estate tax in addition to the federal tax on income referred to above.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Considerations. Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The US federal income tax discussion set forth above is for general information only. Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying DWS Fund in which a Fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to a Fund by each Underlying DWS Fund's accounting agent. Short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                           BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members


--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               125
(1950)                            Governing Council of the Independent Directors Council
Chairperson since 2009, and       (governance, executive committees); formerly: Project Leader,
Board Member since 1993           International Institute for Applied Systems Analysis
                                  (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                  (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            125
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               125
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(2) (medical technology company); Belo
                                  Corporation(2) (media company); Public Radio International;
                                  PRX, The Public Radio Exchange; The PBS Foundation; former
                                  Directorships: Boston Museum of Science; American Public
                                  Television; Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational Telecommunications; Committee for
                                  Economic Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           125
Board Member since 1987           Fellow, Center for Business Ethics, Bentley University;
                                  formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 20 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley
                                  University; Trustee, Southwest Florida Community Foundation
                                  (charitable organization); former Directorships: Investment
                                  Company Institute (audit, executive, nominating committees)
                                  and Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           125
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Adjunct Professor of Finance, NYU Stern School of Business            125
(1945)                            (September 2009-present; Clinical Professor from
Board Member since                1997-September 2009); Member, Finance Committee, Association
2001                              for Asian Studies (2002-present); Director, Mitsui Sumitomo
                                  Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         125
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    125
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             125
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); Director,
                                  CardioNet, Inc.(2) (2009-present) (health care); formerly:
                                  Executive Vice President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983 to 2004);
                                  Board Member, Investor Education (charitable organization)
                                  (2004-2005); Director, Viasys Health Care(2) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 20 open-end           125
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(2) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               125
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Business Leadership Council, Wellesley College; former
                                  Directorships: Service Source, Inc., Mutual Fund Directors
                                  Forum (2002-2004), American Bar Retirement Association
                                  (funding vehicle for retirement plans) (1987-1990 and
                                  1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         128
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------





Officers(4)

 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(5)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(6) (1965)       Managing Director(3), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(7) (1962)          Director(3), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(6) (1963)       Managing Director(3), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(7) (1962)       Managing Director(3), Deutsche Asset Management
 Assistant Secretary,
 1997-present
 Rita Rubin(8) (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
 Assistant Secretary,             formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
 2009-present                     Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General
                                  Counsel, UBS Global Asset Management (2001-2004)
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(7)                  Director(3), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (7)                   Director(3), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(7)               Director(3), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(3), Deutsche Asset Management
 Chief Compliance Officer,
 2006-present
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(3), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------



(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3)      Executive title, not a board directorship.

(4) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(5) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(6)      Address:  345 Park Avenue, New York, New York 10154.

(7)      Address: One Beacon Street, Boston, Massachusetts 02108.

(8)      Address:  280 Park Avenue, New York, New York 10017.


Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter: DWS Investments Distributors, Inc.

 Paul H. Schubert:                 Vice President
 Jason Vazquez:                    Vice President and AML Compliance Officer
 Caroline Pearson:                 Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee of the Funds' Board held six (6) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Funds' Board held four (4) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Review Committee of the Funds' Board held seven (7) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of the Funds' Board held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth
C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of the Funds' Board held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The Marketing and Shareholder Services Committee also considers matters relating to fund mergers and liquidations and the organization of new funds. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Funds' Board held four (4) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds' securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds' Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held four (4) meetings and the Valuation Sub-Committee held no meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2008.

                             Aggregate
                            Compensation     Aggregate      Aggregate      Aggregate       Aggregate          Total
                              from DWS     Compensation   Compensation    Compensation   Compensation     Compensation
                            LifeCompass      from DWS       from DWS        from DWS       from DWS       from Fund and
                            Retirement     LifeCompass     LifeCompass    LifeCompass     LifeCompass       DWS Fund
  Name of Board Member         Fund         2015 Fund       2020 Fund      2030 Fund       2040 Fund       Complex(1)
  --------------------         ----         ---------       ---------      ---------       ---------       ----------

  John W. Ballantine            $277           $453           $473            $156           $108           $237,500
  Henry P. Becton, Jr.(2)       $126           $120           $147            $157           $192           $246,000
  Dawn-Marie
  Driscoll(2)(3)                $132           $124           $157            $169           $213           $292,500
  Keith R. Fox(2)               $125           $119           $144            $153           $186           $229,500
  Paul K. Freeman               $290           $478           $500            $160           $108           $255,000
  Kenneth C. Froewiss           $125           $119           $144            $153           $186           $226,750
  Richard J. Herring(2)         $126           $120           $147            $157           $192           $240,000
  William McClayton(4)          $285           $468           $490            $158           $108           $257,500
  Rebecca W. Rimel(2)           $125           $119           $144            $153           $186           $233,500
  William N. Searcy, Jr.        $126           $120           $147            $157           $192           $238,000
  Jean Gleason Stromberg        $125           $119           $144            $153           $186           $225,500
  Robert H. Wadsworth           $285           $468           $490            $158           $108           $273,500

(1)      The DWS fund complex is composed of 136 funds as of December 31, 2008.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring and $8,000 for Ms. Rimel. These meeting fees were borne by the funds.

(3) Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4) Includes $15,000 paid to Mr. McClayton for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Board Member Ownership in the Funds

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and DWS fund complex as of December 31, 2008.

                                                            Dollar Range    Dollar Range    Dollar Range    Aggregate Dollar
                            Dollar Range    Dollar Range         of              of              of             Range of
                            of Beneficial  of Beneficial     Beneficial      Beneficial      Beneficial     Ownership in all
                            Ownership in    Ownership in    Ownership in    Ownership in    Ownership in     Funds Overseen
                                 DWS            DWS              DWS             DWS             DWS         by Board Member
                             LifeCompass    LifeCompass      LifeCompass     LifeCompass     LifeCompass     in the DWS Fund
Board Member               Retirement Fund   2015 Fund        2020 Fund       2030 Fund       2040 Fund        Complex(1)
------------               ---------------   ---------        ---------       ---------       ---------        ----------

Independent
Board Member:

John W. Ballantine              None             None            None            None            None          Over $100,000
Henry P. Becton, Jr.        $1 - $10,000     $1 - $10,000    $1 - $10,000        None            None          Over $100,000
Dawn-Marie Driscoll           $10,001 -       $10,001 -        $10,001 -     $1 - $10,000        None          Over $100,000
                               $50,000         $50,000          $50,000
Keith R. Fox                    None             None            None            None            None          Over $100,000
Paul K. Freeman                 None             None            None            None        $1 - $10,000      Over $100,000
Kenneth C. Froewiss             None             None            None            None            None          Over $100,000
Richard J. Herring              None             None            None            None            None          Over $100,000
William McClayton               None             None            None            None            None          Over $100,000
Rebecca W. Rimel                None             None            None            None            None          Over $100,000
William N. Searcy, Jr.          None             None            None            None            None          Over $100,000
Jean Gleason Stromberg          None          $10,001 -          None            None            None          Over $100,000
                                               $50,000
Robert H. Wadsworth             None             None            None            None            None          Over $100,000




(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2008. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned


As of November 3, 2009, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Fund.

To the best of each Fund's knowledge, as of November 3, 2009, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS LifeCompass Retirement Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

DWS TRUST COMPANY FBO                                         174,729.91                    5.58% of Class A
AUTOMATIC EQUIPMENT MANUFACTURING
CO RETIREMENT SAVINGS PLAN
SALEM NH  03079-1143

DWS TRUST COMPANY                                             169,307.56                    5.41% of Class A
FBO TRI-STAR CONSTRUCTION CORP
401(K) PROFIT SHARING PLAN
ATTN ASSET RECON DEPT# 063788
SALEM NH  03079-1143

CITIGROUP GLOBAL MARKETS INC                                   47,242.49                    14.65% of Class B
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

FIRST CLEARING LLC                                             35,195.78                    10.91% of Class B
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

MORGAN STANLEY & CO.                                           22,979.55                    7.12% of Class B
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

WELLS FARGO INVESTMENTS LLC                                    16,410.28                    5.09% of Class B
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

MLPF&S FOR THE SOLE BENEFIT OF                                 90,983.17                    11.38% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9E4S0
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                           45,735.62                    5.72% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

DWS LifeCompass 2015 Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MORGAN STANLEY & CO.                                          127,995.00                    12.48% of Class B
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                                  110,260.94                    10.75% of Class B
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

FIRST CLEARING LLC                                             68,221.11                    6.65% of Class B
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

WELLS FARGO INVESTMENTS LLC                                    67,721.95                     6.6% of Class B
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

MLPF&S FOR THE SOLE BENEFIT OF                                200,779.79                    10.51% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97D93
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                          149,499.28                    7.83% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

FIRST CLEARING LLC                                            116,983.33                    6.12% of Class C
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

DWS LifeCompass 2020 Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

CITIGROUP GLOBAL MARKETS INC                                  173,058.57                    14.22% of Class B
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                          135,017.88                    11.09% of Class B
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

WELLS FARGO INVESTMENTS LLC                                    82,058.83                    6.74% of Class B
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

MLPF&S FOR THE SOLE BENEFIT OF                                237,809.34                    13.15% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97D93
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                                  132,245.78                    7.31% of Class C
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                          126,524.11                      7% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

DWS TRUST COMPANY TTEE OF THE                                 857,948.79                    10.14% of Class S
TIFFANY & CO EE P/S AND
RETIREMENT SAVINGS PLAN
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS LifeCompass 2030 Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

DWS TRUST COMPANY                                             304,678.20                    7.25% of Class A
FBO CHELOS MANAGEMENT COMPANY
401K PLAN A/C XXXXXX
ATTN SHARE RECON DEPT
SALEM NH  03079-1143

FIRST CLEARING LLC                                             32,602.90                    12.83% of Class B
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

WELLS FARGO INVESTMENTS LLC                                    17,367.29                    6.83% of Class B
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

MORGAN STANLEY & CO.                                           14,672.26                    5.77% of Class B
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

MORGAN STANLEY & CO.                                           70,404.92                    10.31% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

FIRST CLEARING LLC                                             54,252.06                    7.95% of Class C
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO  63103-2523

DWS TRUST COMPANY TTEE OF THE                                 242,394.68                    24.63% of Class S
UCB INC 401K PFT/SHR/PLN
ATTN SUE NAPOLITANO
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS TRUST COMPANY TTEE OF THE                                 138,670.63                    14.09% of Class S
TIFFANY & CO EE P/S AND
RETIREMENT SAVINGS PLAN
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS TRUST COMPANY TEE                                          86,022.09                    8.74% of Class S
THRIFT PLAN OF LONZA INC
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS TRUST COMPANY                                              78,528.61                    7.98% of Class S
FBO MID AMERICA OVERSEAS INC
RETIREMENT PLAN
ATTN SHARE RECON DEPT #XXXXXX
SALEM NH  03079-1143

DWS LifeCompass 2040 Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

DWS TRUST COMPANY                                             346,453.92                    19.82% of Class A
FBO BRAUN CORPORATION 401K & PSP
ATTN SHARE RECON DEPT A/C XXXXXX
SALEM NH  03079-1143

DWS TRUST COMPANY                                             187,591.89                    10.73% of Class A
FBO LINKEDIN CORPORATION
401K PROFIT SHARING PLAN & TRUST
ATTN SHARE RECON DEPT #XXXXXX
SALEM NH  03079-1143

DWS TRUST COMPANY                                             110,858.83                    6.34% of Class A
FBO LINCOLN SURGERY CENTER
401K PLAN A/C XXXXXX
ATTN SHARE RECON DEPT
SALEM NH  03079-1143

DWS TRUST COMPANY                                              92,395.22                    5.29% of Class A
FBO DENTAL CARE PARTNERS INC
RETIREMENT SVGS PL A/C XXXXXX
ATTN SHARE RECON DEPT
SALEM NH  03079-1143

DWS TRUST COMPANY CUST                                         3,144.96                     12.89% of Class C
FOR THE IRA ROLLOVER OF
NICHOLAS R SCHMITZ
WATERLOO IA  50703-9720

DWS TRUST COMPANY CUST                                         2,065.39                     8.47% of Class C
FOR THE IRA OF
DAN HUYNH
AUSTIN TX  78753-2080

DWS TRUST COMPANY CUST                                         1,898.03                     7.78% of Class C
FOR THE ROTH IRA OF
DENISE CARDEN
BALTIMORE MD  21234-2738

DWS TRUST COMPANY CUST                                         1,868.92                     7.66% of Class C
FULL SCALE CUSTOM WOODWORKING
SIMPLE IRA FBO SCOTT CHRISTOPHE BRE
BLOOMFIELD NJ  07003-4016

LPL FINANCIAL SERVICES                                         1,864.36                     7.64% of Class C
A/C XXXX-XXXX
SAN DIEGO CA  92121-1968

MG TRUST COMPANY CUST. FBO                                     1,583.82                     6.49% of Class C
JOHN POHAR & SONS INC
DENVER CO  80202-3531

DWS TRUST COMPANY TTEE OF THE                                 254,502.64                    37.3% of Class S
UCB INC 401K PFT/SHR/PLN
ATTN SUE NAPOLITANO
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS TRUST COMPANY TTEE OF THE                                 189,127.51                    27.72% of Class S
TIFFANY & CO EE P/S AND
RETIREMENT SAVINGS PLAN
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS TRUST COMPANY TEE                                          83,370.68                    12.22% of Class S
THRIFT PLAN OF LONZA INC
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS TRUST COMPANY                                              37,731.58                    5.53% of Class S
FBO MID AMERICA OVERSEAS INC
RETIREMENT PLAN
ATTN SHARE RECON DEPT #XXXXXX
SALEM NH  03079-1143


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

Organizational Description

The Funds are portfolios of DWS Target Date Series (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated June 27, 2006. Effective November 1, 2007, the Trust and its funds: DWS Allocation Series, DWS Conservative Allocation Fund, DWS Moderate Allocation Fund, DWS Growth Allocation Fund and DWS Growth Plus Allocation Fund were renamed DWS Target Date Series, DWS LifeCompass Retirement Fund, DWS LifeCompass 2015 Fund, DWS LifeCompass 2020 Fund and DWS LifeCompass 2030 Fund, respectively. Prior to February 6, 2006, DWS Target Date Series was known as Scudder Pathway Series. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust is comprised of five separate funds: DWS LifeCompass Retirement Fund, DWS LifeCompass 2015 Fund, and DWS LifeCompass 2020 Fund, all of which were organized on July 1, 1994; DWS LifeCompass 2030 Fund which was organized on November 1, 2004 and DWS LifeCompass 2040 Fund which was organized on November 15, 2007. Each Fund consists of an unlimited number of shares. Each Fund, except DWS LifeCompass 2040 Fund, is further divided into four classes of shares, Class S, Class A, Class B and Class C. DWS LifeCompass 2040 Fund is divided into three classes of shares, Class S, Class A and Class C. The Trustees have the authority to issue additional funds to the Trust. To the extent that the Funds offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders;
(e) a merger, consolidation or sale of assets; (f) the adoption of an investment advisory or management contract; (g) the incorporation of the Trust or any series; (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The financial statements, including the investment portfolios of each Fund, together with the Report of the Independent Registered Public Accounting Firm, Financial Highlights and Notes to Financial Statements in the Annual Report to the Shareholders dated August 31, 2009 for each Fund are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.


                             ADDITIONAL INFORMATION

The CUSIP numbers of the classes are:

DWS LifeCompass Retirement Fund
Class A:          23337A608
Class B:          23337A707
Class C:          23337A806
Class S:          23337A871

DWS LifeCompass 2015 Fund
Class A: 23337A103
Class B: 23337A202
Class C: 23337A301
Class S: 23337A509

DWS LifeCompass 2020 Fund
Class A: 23337A863
Class B: 23337A855
Class C: 23337A848
Class S: 23337A822

DWS LifeCompass 2030 Fund
Class A: 23337A814
Class B: 23337A798
Class C: 23337A780
Class S: 23337A772

DWS LifeCompass 2040 Fund
Class A: 23337A764
Class C: 23337A756
Class S: 23337A749

Each Fund has a fiscal year end of August 31.

This Statement of Additional Information contains the information of DWS Target Date Series. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                December 1, 2009

Investment Advisor
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Administrator
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY 10154

Transfer Agent DWS INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
STATE STREET BANK AND TRUST COMPANY
Lafayette Corporate Center
2 Avenue De Lafayette
Boston, MA 02111

Distributor
DWS INVESTMENTS DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


Legal Counsel
ROPES & GRAY LLP
One International Place
Boston, MA 02110

No person has been authorized to give any information or to make any representations other than those contained in the Fund's prospectuses, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the prospectuses nor this SAI constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.



                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

_____________________

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES

1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

_____________________

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

_____________________

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses.

         -        Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -        The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -        The shareholder meeting date;

         -        A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder;

         -        Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -        Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.


Attachment A - Global Proxy Voting Guidelines







                            Deutsche Asset Management

                         Global Proxy Voting Guidelines



                             As Amended October 2008


                                [GRAPHIC OMITTED]
Table of contents

I        Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on

                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on

                  Multiple Boards

         J        Proposals to Establish Audit Committees

II       Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

III      Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

IV       Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

V        Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

VI       Mergers & Acquisitions

VII      Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

VIII     Environmental Issues

IX       Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting


These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J. Proposals to Establish Audit Committees (For FFT and U.S. Securities) AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.


                      APPENDIX B -- RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                            PART C. OTHER INFORMATION

Item 28.           Exhibits.
--------           ---------

(a)                (a)(1)                 Amended and Restated Declaration of Trust of DWS Target Date Series dated
                                          June 2, 2008 is incorporated by reference to Post Effective Amendment No.
                                          25 to the Registration Statement.

                   (a)(2)                 Amended and Restated Establishment and Designation of Series and Classes
                                          of Shares of Beneficial Interest, With $0.01 Par Value, dated January 22,
                                          2009 is incorporated by reference to Post Effective Amendment No. 26 to the Registration Statement.

(b)                (b)(1)                 By-Laws of DWS Target Date Series dated April 1, 2008 is incorporated by reference to Post Effective Amendment No. 25 to the Registration
                                          Statement.

(c)                (c)                    Incorporated by reference to Exhibit (a)(1) above.

(d)                (d)(1)                 Amended and Restated Investment Management Agreement, dated June 1, 2006, and amended as of November 15, 2007, between the Registrant and Deutsche
                                          Investment Management Americas Inc., is incorporated by reference to Post
                                          Effective Amendment No. 25 to the Registration Statement.

(e)                (e)(1)                 Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors Inc., dated April 5, 2002, is incorporated by reference to Post Effective Amendment No. 14 to the Registration
                                          Statement.

                   (e)(2)                 Underwriting Agreement between the Registrant and Scudder Investor
                                          Services, Inc., dated April 5, 2002, is incorporated by reference to Post
                                          Effective Amendment No. 14 to the Registration Statement.

                   (e)(3)                 Underwriting Agreement between the Registrant and Scudder Distributors,
                                          Inc., dated September 30, 2002, is incorporated by reference to Post
                                          Effective Amendment No. 14 to the Registration Statement.

(f)                (f)                    Inapplicable.

(g)                (g)(1)                 Master Custodian Agreement, dated November 17, 2008, between the
                                          Registrant and State Street Bank and Trust Company is incorporated by reference to Post Effective Amendment No. 26 to the Registration
                                          Statement.


(h)                (h)(1)                 Special Servicing Agreement between the Registrant, the Underlying
                                          Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting
                                          Corporation, Scudder Trust Company and Scudder, Stevens & Clark, Inc.
                                          dated November 15, 1996, is incorporated by reference to Post-Effective
                                          Amendment No. 1 to the Registration Statement.



                                       2

                   (h)(2)                 Amendment to Special Servicing Agreement between Registrant and the
                                          Underlying Scudder Funds, Scudder Servicing Corporation, Scudder Fund
                                          Accounting Corporation, Scudder Trust Company and Scudder Stevens & Clark
                                          dated May 15,1997, is incorporated by reference to Post-Effective
                                          Amendment No. 4 to the Registration Statement.

                   (h)(3)                 Shareholder Services Agreement between the Registrant and Scudder
                                          Distributors, Inc., dated April 5, 2002, is incorporated by reference to
                                          Post Effective Amendment No. 14 to the Registration Statement.

                   (h)(4)                 Letter of Indemnity to Board Members of Scudder Funds dated October 13,
                                          2004 is incorporated by reference to Post Effective Amendment No. 20 to the Registration Statement.

                   (h)(5)                 Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post Effective Amendment No. 20 to the
                                          Registration Statement.

                   (h)(6)                 Letter of Indemnity to the Independent Trustees dated October 13, 2004 is incorporated by reference to Post Effective Amendment No. 20 to the
                                          Registration Statement.

                   (h) (7)                Agency Agreement, dated April 1, 2007, between Registrant and DWS Scudder
                                          Investments Service Company is incorporated by reference to Post
                                          Effective Amendment No. 23 to the Registration Statement.

                   (h)(8)                 Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS
                                          Scudder Distributors, Inc. and certain financial intermediaries is filed herein.

                   (h)(9)                 Form of Expense Limitation Agreement, dated October 1, 2007, between the
                                          Registrant and Deutsche Investment Management Americas Inc. is filed herein.

                   (h)(10)                Amended and Restated Administrative Services Agreement, dated October 1,
                                          2008, between Registrant and Deutsche Investment Management Americas Inc.
                                          is incorporated by reference to Post Effective Amendment No. 26 to the
                                          Registration Statement.

                   (i)(1)                 Opinions and Consent of Counsel on behalf Scudder Pathway Conservative
                                          Portfolio, Scudder Pathway Moderate Portfolio and Scudder Pathway Growth
                                          Portfolio, are incorporated by reference to Post Effective Amendment No.
                                          14 to the Registration Statement.

                   (i)(2)                 Opinion and Consent of Counsel on behalf of Scudder Pathway Growth Plus
                                          Portfolio, are incorporated by reference to Post Effective Amendment No.
                                          21 to the Registration Statement.

                   (i)(3)                 Opinion and Consent of Counsel on behalf of DWS LifeCompass 2040 Fund, is incorporated by reference to Post-Effective Amendment No. 24 to the
                                          Registration Statement.

                   (j)                    Consent of Independent Registered Public Accounting Firm is filed herein.



                                       3

                   (k)                    Inapplicable.

                   (l)                    Inapplicable.

                   (m)(1)                 Rule 12b-1 Plan between the Registrant, on behalf of Moderate Portfolio
                                          (Class A, B and C shares), dated November 13, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration
                                          Statement.

                   (m)(2)                 Rule 12b-1 Plan between the Registrant, on behalf of Conservative
                                          Portfolio (Class A, B and C shares), dated November 13, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the
                                          Registration Statement.

                   (m)(3)                 Rule 12b-1 Plan between the Registrant, on behalf of Growth Portfolio
                                          (Class A, B and C shares), dated November 13, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration
                                          Statement.

                   (m)(4)                 Rule 12b-1 Plan between the Registrant, on behalf of Growth Plus
                                          Portfolio (Class A, B and C shares), dated November 1, 2004 is incorporated by reference to Post Effective Amendment No. 20 to the
                                          Registration Statement.

                   (m)(5)                 Rule 12b-1 Plan between the Registrant, on behalf of DWS LifeCompass 2040
                                          Fund (Class A shares), dated November 15, 2007, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration
                                          Statement.

                   (m)(6)                 Rule 12b-1 Plan between the Registrant, on behalf of DWS LifeCompass 2040
                                          Fund (Class C shares), dated November 15, 2007, is filed herein.

                   (n)(1)                 Amended and Restated Multi-Distribution System Plan pursuant to Rule
                                          18f-3, dated March 11, 2009, is incorporated by reference to Post
                                          Effective Amendment No. 26 to the Registration Statement.

                   (p)(1)                 Code of Ethics for Deutsche Asset Management US, dated January 1, 2009 is incorporated by reference to Post Effective Amendment No. 26 to the
                                          Registration Statement.

                   (p)(2)                 Consolidated Fund Code of Ethics (All Funds), dated March 14, 2006 is incorporated by reference to Post-Effective Amendment No. 21 to the
                                          Registration Statement.

Item 29.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  None.

Item 30.          Indemnification.
--------          ----------------

                  Article IV of the Registrant's Amended and Restated Declaration of Trust ("Declaration of Trust") (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with
                  Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. (hereafter, "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                  1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                  5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                  DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee
                  (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

Item 31.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 32.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies and other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

          Michael J. Woods                Director, Chairman of the Board, CEO    None
          345 Park Avenue                 and President
          New York, NY 10154

          Michael Colon                   Director                                None
          345 Park Avenue
          New York, NY 10154

          Matthew Eisenhardt              Chief Operating Officer                 None
          222 South Riverside Plaza
          Chicago, IL 60606

          Cliff Goldstein                 Chief Financial Officer and Treasurer   None
          100 Plaza One
          Jersey City, NJ 07311

          Paul Schubert                   Vice President                          Chief Financial Officer
          345 Park Avenue                                                         and Treasurer
          New York, NY 10154

          Donna White                     Chief Compliance Officer                None
          280 Park Avenue
          New York, NY 10017

          Jason Vazquez                   Vice President and AML Compliance       Anti-Money Laundering
          280 Park Avenue                 Officer                                 Compliance Officer
          New York, NY 10017



                                       7

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Investments Distributors, Inc.       Offices with Registrant
          ----------------               ----------------------------------       -----------------------

          Caroline Pearson                Secretary                               Assistant Secretary
          One Beacon Street
          Boston, MA 02108

          Philip J. Collora               Assistant Secretary                     None
          222 South Riverside Plaza
          Chicago, IL 60606

          Patricia DeFilippis             Assistant Secretary                     None
          280 Park Avenue
          New York, NY 10017

          Anjie LaRocca                   Assistant Secretary                     None
          280 Park Avenue
          New York, NY 10017


         (c)      Not applicable

Item 33.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154; at the offices of the Registrant's principal underwriter, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank & Trust Company, Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, Massachusetts 02111. Records relating to the duties of the Registrant's transfer agent are maintained DWS Investments Service Company, 210 West 10th Street, Kansas City, MO 64105-1614, or at the offices of DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, the sub-transfer agent for the Registrant.

Item 34.          Management Services.
--------          --------------------

                  Inapplicable.

Item 35.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 16th day of November 2009.


                                                  DWS TARGET DATE SERIES

                                                  By:  /s/Michael G. Clark
                                                       ----------------------
                                                  Michael G. Clark*


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Michael G. Clark
 -------------------------------------
 Michael G. Clark*                          President                                    November 16, 2009

 /s/Paul H. Schubert
 -------------------------------------
 Paul H. Schubert                           Chief Financial Officer and Treasurer        November 16, 2009

 /s/John W. Ballantine
 -------------------------------------
 John W. Ballantine*                        Trustee                                      November 16, 2009

 /s/Henry P. Becton, Jr.
 -------------------------------------
 Henry P. Becton, Jr.*                      Trustee                                      November 16, 2009

  /s/Dawn-Marie Driscoll
 -------------------------------------
 Dawn-Marie Driscoll*                       Trustee                                      November 16, 2009

 /s/Keith R. Fox
 -------------------------------------
 Keith R. Fox*                              Trustee                                      November 16, 2009

 /s/Paul K. Freeman
 -------------------------------------
 Paul K. Freeman*                           Chairperson and Trustee                      November 16, 2009

 /s/Kenneth C. Froewiss
 -------------------------------------
 Kenneth C. Froewiss*                       Trustee                                      November 16, 2009

 /s/Richard J. Herring
 -------------------------------------
 Richard J. Herring*                        Trustee                                      November 16, 2009

 /s/William McClayton
 -------------------------------------
 William McClayton*                         Trustee                                      November 16, 2009

 /s/Rebecca W. Rimel
 -------------------------------------
 Rebecca W. Rimel*                          Trustee                                      November 16, 2009

 /s/William N. Searcy, Jr.
 -------------------------------------
 William N. Searcy, Jr.*                    Trustee                                      November 16, 2009



 /s/Jean Gleason Stromberg
 -------------------------------------
 Jean Gleason Stromberg*                    Trustee                                      November 16, 2009

 /s/Robert H. Wadsworth
 -------------------------------------
 Robert H. Wadsworth*                       Trustee                                      November 16, 2009

 /s/Axel Schwarzer
 -------------------------------------
 Axel Schwarzer*                            Trustee                                      November 16, 2009

*By:     /s/Caroline Pearson
         -----------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as filed on November 25, 2008 in Post-Effective Amendment No. 25 to the Registration Statement.

                                                               File No. 33-86070
                                                               File No. 811-8606


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 27
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 29
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             DWS TARGET DATE SERIES

                             DWS TARGET DATE SERIES

                                  EXHIBIT INDEX


                                     (h)(8)
                                     (h)(9)
                                       (j)
                                     (m)(6)